                           GODWINS BOOKE & DICKENSON
                            PROTOTYPE PROFIT SHARING
                                      AND
                        EMPLOYEE SAVINGS PLAN AND TRUST


                             NON-STANDARDIZED FORM
                            ADOPTION AGREEMENT - 001


                 The Employer hereby makes the following declarations, designations, and elections for purposes of the plan and trust:

I.  EMPLOYER INFORMATION
    --------------------
A.  Name:    Plasti-Line, Inc.
           ------------------------------------------------------------------
B.  Address:    P O Box 59043, Knoxville, Tennessee  38950-9043
              ---------------------------------------------------------------
C.  Telephone:     (615) 947-8518
                 ------------------------------------------------------------
D.  Employer Identification (or Social Security) Number:       62-1218546
                                                         --------------------
E.  Type of entity: [Select one]

     X      (1)      Corporation
    ----
            (2)      Partnership
    ----
            (3)      Sole Proprietorship
    ----
            (4)      S Corporation
    ----

F.  Nature of Employer's Business:     Fabricated Structural Metal Products
                                    -----------------------------------------
G.  Primary Standard Industry Code (SIC):    3440
                                           ----------------------------------
H.  Date of Incorporation or Commencement of Business:     6-19-84
                                                        ---------------------
I.  State of Incorporation or State of Principal Business Activity: Tennessee
                                                                    ---------
J.  Fiscal Year End:   12/31
                     --------------------------------------------------------


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K.       Other corporations or trades or businesses affiliated with or in the same controlled group of corporations or trades or businesses as the
         Employer:

         (1)     Name:
                        -------------------------------------------------------
                 Address:
                           ----------------------------------------------------
                 Employer Identification Number:
                                                  -----------------------------
         (2)     Name:
                        -------------------------------------------------------
                 Address:
                           ----------------------------------------------------
                 Employer Identification Number:
                                                  -----------------------------
         (3)     Name:
                        -------------------------------------------------------
                 Address:
                           ----------------------------------------------------
                 Employer Identification Number:
                                                  -----------------------------

         If there are additional members of the same affiliated or controlled group of corporations or trades or businesses as the Employer, please attach a statement containing the above information for each additional member.

II.      PLAN FIDUCIARIES

         [Numbers shown in parenthesis throughout the remainder of this Adoption Agreement are references to sections of the accompanying plan document.]

A.       Committee (1.12; 10; 12.1.2):   [Insert the names of the individuals
         to be appointed by the Board]

           As designated by the Board
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------


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B.       Plan Administrator (1.44; 10; 12.1.3): [Select one and complete, if necessary]

                 (1)      The chairman of the Committee.
         ---
          X      (2)      The Committee.
         ---
                 (3)      Other:
         ---

C.       Trustee(s) (1.61; 12.1.4; 20):

         (1)     Name:    Wachovia Bank of North Carolina, N.A.
                        ------------------------------------------------------
                 Address:    301 North Main Street, Winston-Salem, NC  27150
                           ---------------------------------------------------
                 Telephone:
                             -------------------------------------------------
                 Employer Identification Number or Social Security Number:
                                                                           ---
         (2)     Name:
                        ------------------------------------------------------
                 Address:
                           ---------------------------------------------------
                 Telephone:
                             -------------------------------------------------
                 Employer Identification Number or Social Security Number:
                                                                           ---
         (3)     Name:
                        ------------------------------------------------------
                 Address:
                           ---------------------------------------------------
                 Telephone:
                             -------------------------------------------------
                 Employer Identification Number or Social Security Number:
                                                                           ---

III.     STATUS OF THE PLAN

A.       Name of the plan (1.43):   Plasti-Line, Inc. Pre-Tax Savings and
         Profit Sharing Plan

B.       Original effective date (1.19):    4-1-85 (Plasti-Line, Inc. Pre-Tax
         Savings Plan; 1-1-82 (Plasti-Line, Inc. Profit Sharing Plan and Trust Agreement); 9-30-68 (American Sign and Marketing Services, Inc. Profit Sharing Plan).

C. If this plan is an amendment and restatement of an existing plan, except as otherwise provided in the plan document, the effective date of this amendment and restatement shall be 7/1/94 as to the merger of the Plasti-Line, Inc. Pre-Tax Savings Plan; the Plasti-Line, Inc. Profit Sharing Plan and Trust Agreement; and the American Sign and Marketing Services, Inc. Profit Sharing Plan.


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D.       Plan year end (1.45):    12/31
                                -----------------------------------------------
E.       Limitation year (23.5.9):   12/31
                                   --------------------------------------------
F.       Plan number:     005
                        -------------------------------------------------------
G.       Governing state law (24.9):    Tennessee
                                      -----------------------------------------

If this plan is an amendment and restatement, please attach a copy of the most recent determination letter.

IV.      PARTICIPATION

A. All employees of the Employer shall be eligible to participate in the plan, except the following (1.21): [Select the desired exclusions]

                 (1)      No exclusions will apply.
         ----
                 (2)      Employees of an affiliated employer that is not a
         ----             party to the plan.

                 (3)      Leased employees.
         ----

          X      (4)      Other:  Those covered by a collective bargaining
         ----             agreement.  Employees engaged primarily in production
                          in the Fontana California location.
                          -----------------------------------------------------
                          -----------------------------------------------------
                          -----------------------------------------------------
                          -----------------------------------------------------
                          -----------------------------------------------------

B. Number of years of service required to participate (1.40): [Select one]

          X      (1)      0 Years of Service.
         ----
                 (2)      1 Year of Service.
         ----
                 (3)      Other:
         ----                    ----------------------------------------------
                          [not to exceed one year of service].

C.       Minimum age required to participate (1.40):  [Select one]

          X      (1)      No minimum age required.
         ----
                 (2)      21 years of age.
         ----
                 (3)      _____ years of age [not to exceed 20 1/2 years of
         ----             age].


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D.       Entry date (1.28):  [Select one]

          X      (1)      First day of the first payroll period beginning after
         ----             the employee's date of hire.

                 (2)      First day of the first payroll period after the
         ---- completion of any minimum age and service requirements chosen above.

                 (3)      First day of the month coincident with or next
         ---- following the completion of any minimum age and service requirements chosen above.

                 (4)      First day of the plan year or seventh month of the
         ---- plan year, whichever is earlier, coincident with or next following the completion of any minimum age and service requirements chosen above.

                 (5)      First day of the plan year quarter coincident with or
         ---- next following the completion of any minimum age and service requirements chosen above.

                 (6)      First day of the plan year coincident with or next
         ---- following the completion of any minimum age and service requirements chosen above.

                                  [Note: This option (6) may only be selected if the number of months of service required to participate is six or less.]

                 (7)      First day of the plan year in which any minimum age
         ----             and service requirements chosen above are completed.

                                  [Note: This option (7) is a retroactive entry date.]

V.       SERVICE

A.       Method for determining service for each employee (1.34, 1.41):
         [Select one]

          X     (1)      Service will be determined on the basis of hours of
         ----            service calculated as follows: [Select one]

                          (a)     On the basis of actual hours for which an
                 ----             employee is paid or entitled to payment.

                          (b)     On the basis of days worked.  An employee
                 ---- shall be credited with 10 hours of service for each day if he would be credited with at least one hour of service for such day under the plan.

                          (c)     On the basis of weeks worked.  An employee
                 ---- shall be credited with 45 hours of service for each week if he would be credited with at least one hour of service for such week under the plan.





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                          (d)     On the basis of semi-monthly payroll periods.
                 ---- An employee shall be credited with 95 hours of service for each payroll period if he would be credited with at least one hour of service for such payroll period under the plan.

                  X       (e)     On the basis of calendar months worked.  An
                 ----             employee shall be credited with 190 hours of
                                  service for each month if he would be
                                  credited with at least one hour of service for the month under the plan.


                (2)       Service will be determined on the basis of elapsed
         ----             time.

B. Prior service with certain affiliated employers (1.52.2): [Select one]


                (1)      Service with an employer prior to such employer
         ---- becoming an affiliated employer shall not be recognized.

          X     (2)      Service with an employer prior to such employer
         ----            becoming an affiliated employer shall be recognized.

VI.      COMPENSATION

A.       Compensation defined (1.13; 23.5.2):

         A participant's "compensation" used in determining the amount of contributions and forfeitures, if any, allocable to such participant's account under the plan shall mean all of his: [Select one]

          X     (1)      W-2 earnings (Box 1), as defined in Section 23.5.2(i)
         ----            of the plan.

                (2)      Code Section 3401(a) wages, as defined in Section
         ----            23.5.2(ii) of the plan.

                (3)      Code Section 415 safe-harbor compensation, as defined
         ----            in Section 23.5.2(iii) of the plan.

B. In determining the amount of a participant's compensation to be used in calculating the amount of contributions and forfeitures, if any, allocable to such participant's account, certain salary reduction amounts shall be treated as follows (1.13): [Select one]

                 (1)      Compensation shall not include Employer contributions
         ---- made pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Sections 125, 402(g)(3), 402(h), or 403(b) of the Code.

          X      (2)      Compensation shall include Employer contributions made
         ----             pursuant to a salary reduction agreement which are
                          not includible in the gross income of the employee under Sections 125, 402(g)(3), 402(h), or 403(b) of the Code.





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C.       Compensation excluded (1.13):

         The compensation of a participant used in determining the amount of contributions and forfeitures, if any, allocable to such participant's account under the plan shall not include the following items: [Select the applicable exclusions]


                 (1)      Overtime.
         ----

                 (2)      Bonuses.
         ----

                 (3)      Commissions.
         ----

                 (4)      Compensation in excess of $___________.
         ----
          X      (5)      Other:  Relocation reimbursements and one time special
         ----             bonuses.
                          ------------------------------------------------------
                          ------------------------------------------------------

D.       Compensation considered (1.13):

         The compensation considered in determining the amount of contributions and forfeitures, if any, allocable to a participant's account under the plan shall include compensation actually paid to such participant during: [Select one]

          X      (1)      The plan year.  [Note:  This option must be elected if
         ----             the Employer elects for the plan to include a Cash or
                          Deferred Arrangement under item VII below.]

                 (2)      The taxable year ending with or within the plan year.
         ----

                 (3)      The limitation year ending with or within the plan
         ----             year.

VII.     CASH OR DEFERRED ARRANGEMENT

A.               The plan shall not include a Cash or Deferred Arrangement
         ----    described in Section 401(k) of the Code (2.1).

                          [If the above option is selected, do not complete the remaining questions of item VII.]

          X     The plan shall include a Cash or Deferred Arrangement described
         ----   in Section 401(k) of the Code.

                          [If the above option is selected, please complete the remaining questions of item VII.]





                                      -7-
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B.       Elective deferrals (1.20; 2.1):

         (1) Amount of elective deferrals: [Select any applicable options and complete as appropriate]

                 A participant may elect to have his compensation (as selected under Item VI. above) reduced by the following percentage or amount per payroll period, as designated in writing to the plan administrator: [Select and complete one or both options below]

                   X      (a)     Up to  12 % of the employee's compensation
                  ----            considered under the plan.

                          (b)     An amount not in excess of $___________.
                  ----

         (2)     Change of elective deferrals (2.1.1):

                 A participant may modify the amount of elective deferrals contributed to the plan on his behalf effective as of the first full payroll period beginning on or after the: [Select one]
                          (a)     First day of the next succeeding plan year.
                 ----
                          (b)     First day of the plan year and the first day
                 ----             of the seventh month of the plan year.

                          (c)     First day of the next plan year quarter.
                 ----
                  X       (d)     First day of the next succeeding month.
                 ----
                          (e)     Receipt by the Committee of the participant's
                 ----             election to modify the amount of his elective
                                  deferrals.

         (3)     Distribution of elective deferrals (3.8; 6.5):

                 Elective deferrals (and any qualified non-elective contributions and qualified matching contributions) and income allocable to such amounts shall be distributable upon termination of service, death, or disability, and upon:
                 [Select one or more]

                          (a)     No other events.
                 ----
                  X       (b)     Termination of the plan without the
                 ----             establishment of another defined contribution
                                  plan (other than an employee stock ownership plan as defined in Section 4975(e) of the
                                  Code).





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                   X      (c)     The disposition by the Employer to an
                 ---- unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of the Employer, where (i) the participant is employed by such trade or business and continues employment with the entity acquiring such assets, and (ii) the Employer continues to maintain the plan after the sale or other disposition.

                   X      (d)     The disposition by the Employer to an
                 ----             unrelated entity of the Employer's interest
                                  in a subsidiary (within the meaning of section
                                  409(d)(3) of the Code), where (i) the
                                  participant is employed by such subsidiary and continues employment with such subsidiary following such sale or other disposition, and
                                  (ii) the Employer continues to maintain the plan after the sale or other disposition.

                   X      (e)     The participant's attainment of age 59 1/2.
                 ----

                   X      (f)     The hardship of the participant as described
                 ----             in Section 6.3 of the plan.  [If elected, this
                                  option shall not apply to (i) qualified
                                  non-elective contributions, (ii) qualified matching contributions, (iii) income allocable to such amounts, or (iv) income allocable to elective deferrals after the end of the last plan year ending before July 1, 1989.]

C.       Qualified non-elective contributions (1.47; 2.1.5):

         (1) Qualified non-elective contributions made by the Employer to enable the plan to satisfy the actual deferral percentage ("ADP") test and the average contribution percentage ("ACP") test shall be allocated to the accounts of: [Select one]

                          (a)     All participants.
                 ----
                          (b)     Only non-highly compensated participants.
                 ----
                   X      (c)     A group of non-highly compensated participants
                 ----             designated by the Committee.

         (2) The formula for allocating qualified non-elective contributions among those participants selected in Item VII.C.(1) above shall be as follows: [Select one]

                  X       (a)     In the ratio which each participant's
                 ----             compensation for the plan year bears to the
                                  total compensation of all participants for such plan year.

                          (b)     In the ratio which each participant's
                 ---- compensation not in excess of $___________ for the plan year bears to the total compensation of all participants not in excess of $___________ for such plan year.

                          (c)     $__________ for each participant.
                 ----

         (3) In order to share in any qualified non-elective contribution made with respect to a plan year, an employee must be a participant during such plan year, and must (2.1.5; 2.1.8):
                 [Select one]

                  X       (a)     Fulfill no additional requirements.
                 ----
                          (b)     Complete a year of service within the plan
                 ----             year.

                          (c)     Be in the service of the Employer on the
                 ---- adjustment date as of which the qualified non-elective contribution is allocated.

                          (d)     Complete a year of service within the plan
                 ---- year and be in the service of the Employer on the year- end adjustment date as of which the qualified non-elective contribution is allocated.

D.       Qualified matching contributions (1.46; 2.1.4; 2.3.2):

         (1) Qualified matching contributions made by the Employer to enable the plan to satisfy the ADP test and/or the ACP test shall be allocated to the accounts of: [Select one]

                          (a)     All participants who make elective deferrals
                 ---- or employee after-tax contributions for the plan year.

                          (b)     Only non-highly compensated participants who
                 ---- make elective deferrals or employee after-tax contributions for the plan year.

                  X       (c)     A group of non-highly compensated participants
                 ----             designated by the Committee.

         (2) In order to share in any qualified matching contributions made with respect to a plan year, an employee must be a participant with respect to such plan year, and must (2.3.2): [Select one]

                  X       (a)     Fulfill no additional requirements.
                 ----




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

                          (b)     Complete a year of service within the plan
                 ----             year.

                          (c)     Be in the service of the Employer on the
                 ---- adjustment date as of which the qualified matching contribution is allocated.

                          (d)     Complete a year of service within the plan
                 ---- year and be in the service of the Employer on the year- end adjustment date as of which the qualified matching contribution is allocated.

VIII.    EMPLOYEE AFTER-TAX CONTRIBUTIONS

A.        X      (1)      Participants shall not be permitted to make employee
         ----             after-tax contributions to the plan (2.2).

                                  [If the above option is selected, do not complete the remaining questions in this item VIII.]


                 (2)      Participants shall be permitted to make employee
         ----             after-tax contributions to the plan.

                                  [If the above option is selected, please complete the remaining questions in this item VIII.]

B. Amount of employee after-tax contributions (2.2.1): [Select one or both and complete as appropriate]

                 A participant may elect to make employee after-tax contributions to the plan each payroll period, subject to the following limitations:

                          (a)     Up to _____% of the employee's compensation
                 ----             considered under the plan.

                          (b)     An amount not in excess of $___________.
                 ----

C.       Change of employee after-tax contributions (2.2.2):

                 A participant may modify the amount of his employee after-tax contributions to the plan effective as of the first full payroll period beginning on or after the: [Select one]

                          (a)     First day of the next following plan year.
                 ----

                          (b)     First day of the plan year and the first day
                 ----             of the seventh month of the plan year.

                          (c)     First day of the next plan year quarter.
                 ----

                          (d)     First day of the next succeeding month.
                 ----




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

                          (e)     Receipt by the Committee of the participant's
                 ---- election to modify the amount of his employee after- tax contributions.

D.       Withdrawals from employee after-tax contribution account (6.2):
         [Select one and complete as appropriate]

               (1)        Except as otherwise provided in XI.E. or G, amounts
         ---- allocated to a participant's employee after-tax contribution account shall not be withdrawn prior to his termination of service, death, or disability.



          X    (2)        In addition to any withdrawal rights provided in XI E,
         ----             or G, at a participant's request, amounts allocated
                          to his employee after-tax contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions:
                          [Complete (a); complete (b) if daily adjustment dates have been selected, also complete (c) through (f) as appropriate]

                 X       (a)     A participant may not request more than   1
                 ----            [not to exceed four] withdrawals during a plan
                                 year.

                          (b)     No withdrawal shall exceed _____% of the
                 ---- amount in the participant's employee after-tax contribution account, determined on the date the withdrawal request is actually processed.

                          (c)     No withdrawal shall be made in an amount less
                 ----             than $___________ [Insert amount not in
                                  excess of $1,000]

                          (d)     No withdrawal may be made until the
                 ---- participant has taken all available withdrawals from the following accounts:
                                  ______________________________________________

                          (e)     A withdrawal may only be made if the
                 ---- participant incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as
                                  ______________________________________________
                                  __________________________[specify clear,
                                  objective criteria for determining a
                                  financial hardship that precludes employer discretion]

                          (f)     A participant who receives a withdrawal shall
                 ----             not be eligible to contribute to the plan
                                  ______________________________________________
                                  ______________________________ [Insert type
                                  of contribution affected and period of
                                  suspension]

IX.      MATCHING CONTRIBUTIONS AND DISCRETIONARY EMPLOYER CONTRIBUTIONS

A.       Matching contributions (1.36; 2.3):

                 The Employer shall not make matching contributions to the plan.
         ----
                         [If the above option is selected, do not complete the remaining questions in this item IX.A.; proceed to item IX.B.]

          X      The Employer shall make matching contributions to the plan.
         ----
                         [If the above option is selected, please complete the remaining questions in this item IX.]

         (1) Employer matching contributions shall be allocated according to the terms of the plan among: [Select one]

                  X      (a)     All participants
                 ----
                         (b)     All participants who are non-highly
                 ----            compensated employees

                 who have made elective deferrals and/or employee after-tax contributions, as appropriate, to the plan for such plan year.

         (2) The amount of matching contributions contributed to the plan by the Employer with respect to each participant's elective deferrals and/or employee after-tax contributions made during a plan year shall equal: [Select one or more]

                  X      (a)     25  % of the first    6  % of the
                 ----            participant's elective deferrals,

                                 _____% of the next _____% of the
                                 participant's elective deferrals, and

                                 _____% of the remaining _____% of the
                                 participant's elective deferrals, but

                                 not to exceed a total matching contribution of $___________.

                         (b)     _____% of the first _____% of the
                 ----            participant's employee after-tax
                                 contributions,

                                 _____% of the next _____% of the
                                 participant's employee after-tax
                                 contributions, and

                                 _____% of the remaining _____% of the
                                 participant's employee after-tax
                                 contributions, but

                                 not to exceed a total matching contribution of $___________.

                         (c)     _____% of the aggregate of the participant's
                 ---- elective deferrals and employee after-tax contributions, not to exceed the first _____% of the participant's compensation, but not to
                                  exceed a total matching contribution of
                                  $___________.

                          (d)     _____% of the first _____% of the aggregate
                 ---- of the participant's elective deferrals and employee after-tax contributions,

                                  _____% of the next _____% of the aggregate of the participant's elective deferrals and employee after-tax contributions, and

                                  _____% of the remaining _____% of the
                                  aggregate of the participant's elective
                                  deferrals and employee after-tax
                                  contributions, but

                                  not to exceed a total matching contribution of $___________.

                          (e)     A uniform amount or percentage of elective
                 ---- deferrals and/or employee after-tax contributions determined with respect to each plan year by the Employer prior to the first day of such plan year, but not to exceed a total matching contribution of $___________.

                          (f)     A uniform amount or percentage of elective
                 ---- deferrals and/or employee after-tax contributions determined each plan year by the Employer in its discretion.

                          (g)     $_____________ for each participant making
                 ----             elective deferrals during the plan year.

                          (h)     $_______ for each participant making employee
                 ----             after-tax contributions during the plan year.

                          (i)     $___________ for each participant making
                 ---- elective deferrals and/or employee after-tax contributions during the plan year.

                  X       (j)     Such additional amount or percentage as the
                 ----             Employer in its discretion shall determine to
                                  be allocated in the same manner as chosen above.

         (3) In order to share in any matching contribution made with respect to a plan year, an employee must be a participant with respect to such plan year, and must (2.3): [Select one]

                          (a)     Fulfill no additional requirements.
                 ----

                          (b)     Complete a year of service within the plan
                 ----             year.

                  X       (c)     Be in the service of the Employer on the
                 ----             adjustment date as of which the matching
                                  contribution is allocated.

                          (d)     Complete a year of service within the plan
                 ---- year and be in the service of the Employer on the year- end adjustment date as of which the matching contribution is allocated.

         (4)      X       The requirements of item IX.A.(3) above shall not
                 ----     apply with respect to a participant who retires,
                          including disability retirement, or dies while in service during a plan year.

                          The requirements of item IX.A.(3) above shall apply
                 ---- with respect to a participant who retires, including disability retirement, or dies while in service during a plan year.

         (5) Withdrawals from matching contribution account (6.1): [Select one]


                 (a)      Except or otherwise provided in XI. E. or G., amounts
         ---- allocated to a participant's matching contribution account shall not be withdrawn prior to his termination of service, death, or disability.

          X      (b)      In addition to any withdrawals rights provided in XI.
         ----             E. or G., at a participant's request, amounts
                          allocated to his matching contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions:
                          [Complete (i), complete (ii) if daily adjustment dates have been selected, and also complete (iii) through (ix), as appropriate]


                          (i)     A participant may not request more than _____
                 ---- [not to exceed four] withdrawals during a plan year.

                          (ii)    No withdrawal shall exceed _____% of the
                 ---- vested amount in the participant's matching contribution account, determined on the date the withdrawal request is actually processed.

                  X       (iii)   The participant must have attained at least
                 ----             the fifth anniversary of his initial
                                  participation in the plan.

                          (iv)    The participant cannot withdraw any matching
                 ---- contributions that have not been in the plan for at least 2 years unless he has attained at least the fifth anniversary of his initial participation in the plan.

                          (v)     The participant cannot withdraw any matching
                 ---- contributions that have not been in the plan for at least 2 years.

                          (vi)    No withdrawal shall be made in an amount less
                 ---- than $______ [Insert amount not in excess of $1,000]

                          (vii)   No withdrawal may be made until the
                 ---- participant has taken all available withdrawals from the following accounts:
                                  ______________________________________________
                                  ______________________________________________

                          (viii)  A withdrawal may only be made if the
                 ---- participant incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as
                                  ______________________________________________
                                  ______________________________________________
                                  ______________________________________________
                                  _______ [Specify clear, objective criteria for determining a financial hardship that precludes employer discretion.]

                          (ix)    A participant who receives a withdrawal shall
                 ----             not be eligible to contribute to the plan
                                  ______________________________________________
                                  ______________________________________________
                                  _______ [Insert type of contribution affected and period of suspension.]
                                  ______________________________________________
                                  ______________________________________________
                                  _______

B.       Discretionary Employer contributions (2.4; 2.8):

                 The Employer shall not make discretionary Employer
         ----    contributions to the plan.

                          [If the above option is selected, do not complete the remaining questions in this item IX.B.]

          X      The Employer may make discretionary Employer contributions to
         ----    the plan.

                          [If the above option is selected, please complete the remaining questions in this item IX.B.]

         (1) Any discretionary Employer contributions made to the plan shall be determined as follows: [Select one and complete as appropriate]

                          (a)     An amount out of the current or accumulated
                 ---- net profit of the Employer for such year as the Employer in its discretion shall determine.

                          (b)     _____% of the net profit of the Employer for
                 ---- such year plus such additional amount, if any, out of the current or accumulated net profit of the Employer as the Employer in its discretion shall determine.

                          (c)     An amount of the net profit of the Employer
                 ---- for such year determined as follows: _____% of the first $___________ of such net profit, plus _____% of the next $___________ of such net profit, plus _____% of all such net profit over $___________.

                          (d)     _____% of the net profit of the Employer for
                 ----             such year.

                  X       (e)     Such amount as the Employer in its discretion
                 ----             shall determine without regard to current or
                                  accumulated net profit.

                                        [If option (e) above is selected, do
                                        not complete item IX.B.(2) below.]

         (2) The Employer's net profit for purposes of determining the amount of any discretionary Employer contribution to the plan shall (1.37): [Select one]

                          (a)     Exclude a return on the net worth of the
                 ----             Employer of ____% of such net worth.

                          (b)     Exclude $___________ from such net profit as
                 ----             computed for other purposes.

                          (c)     Not provide for any exclusions.
                 ----

         (3) Discretionary Employer contributions shall be allocated as of the adjustment date for which such contribution was made among the participants entitled to share therein in the manner determined as follows (2.4): [Select one]

                          (a)     The discretionary Employer contribution shall
                 ---- be allocated in the same ratio that each participant's compensation bears to the compensation for all participants entitled to share in such discretionary Employer contribution.

                  X       (b)     The discretionary Employer contribution shall
                 ----             be allocated as follows:

                                  (i)      If the plan is top-heavy and the
                                           minimum allocation is required in
                                           this plan, there shall be allocated
                                           to the account of each participant
                                           (including for this purpose each
                                           employee entitled to the minimum
                                           allocation provided in Section
                                           22.2.1 of the plan) the amount
                                           determined by multiplying the
                                           minimum allocation percentage times
                                           his compensation.  [If the plan is
                                           not top-heavy or the minimum
                                           allocation is not required in this
                                           plan, disregard paragraph (ii)
                                           below.]

                                  (ii)     If any portion of the discretionary
                                           Employer contribution shall remain
                                           to be allocated, the remaining
                                           portion, not exceeding the amount
                                           determined by multiplying the
                                           minimum allocation percentage times
                                           the excess compensation of
                                           participants, shall be allocated in
                                           the ratio that each participant's
                                           excess compensation bears to the
                                           excess compensation for all
                                           participants, but not in excess of
                                           3% of each participant's
                                           compensation.  For purposes of this
                                           paragraph (ii), in the case of any
                                           participant who has exceeded the
                                           cumulative permitted disparity limit
                                           described below, such participant's
                                           total compensation for the plan year
                                           will be taken into account.

                                  (iii)    If any portion of the discretionary
                                           Employer contribution shall remain
                                           to be allocated, the remaining
                                           portion, not exceeding the
                                           amount determined by multiplying (a)
                                           times (b), where (a) is the
                                           profit-sharing disparity rate and
                                           (b) is the sum of the compensation
                                           plus the excess compensation of
                                           participants, shall be allocated in
                                           the ratio that the sum of each
                                           participant's compensation plus
                                           excess compensation bears to the sum
                                           of the compensation plus excess
                                           compensation for all participants.
                                           For purposes of this paragraph
                                           (iii), in the case of any
                                           participant who has exceeded the
                                           cumulative permitted disparity limit
                                           described below, two times such
                                           participant's total compensation for
                                           the plan year will be taken into
                                           account.

                                  (iv)     If any portion of the discretionary
                                           Employer contributions shall remain
                                           to be allocated, the remaining
                                           portion shall be allocated in the
                                           ratio that the compensation of each
                                           participant bears to the
                                           compensation for all participants.

                          For this purpose, the following definitions shall apply:

                          (a) "Compensation" shall mean compensation as defined in Section 1.13.

                          (b) "Excess compensation" shall mean compensation in excess of the integration level.

                          (c) "Integration level" shall mean: [Select one and complete as appropriate]

                                   X       (i)     The taxable wage base.
                                  ----

                                           (ii)    $___________ [a dollar
                                  ----             amount less than the taxable
                                                   wage base].

                                           (iii)   _______% of the taxable wage
                                  ----             base [not to exceed 100%].

                          (d) "Maximum profit-sharing disparity rate" shall mean the lesser of 5.7% (or, if greater, the percentage equal to the portion of the rate of tax under Section 3111(a) of the Code (as of the beginning of the plan year) which is attributable to old-age insurance), or the applicable percentage determined in accordance with the following table:

                                  (I)  If the integration level is:

                                                                                     the applicable
                          more than                but not more than                 percentage is
                          ---------                -----------------                 --------------
                          $   0                    X                                 5.7%
                          X of TWB                 80% of TWB                        4.3%
                          80% of TWB               Y                                 5.4%

                                  X        =       the greater of $10,000 or
                                                   20% of TWB
                                  Y        =       any amount more than 80% of
                                                   TWB but less than 100% of
                                                   TWB.


                                  (II) If the integration level is equal to the taxable wage base, the applicable percentage is 5.7% (or, if greater, the percentage equal to the portion of the rate of tax under
                                           Section 3111(a) of the Code (as of
                                           the beginning of the plan year)
                                           which is attributable to old- age
                                           insurance).

                          (e) "Minimum allocation percentage" shall mean the percentage specified in item XVII.B of the Adoption Agreement.

                          (f) "Profit-sharing disparity rate" shall mean a percentage equal to _____%. [Insert the desired percentage not to exceed the maximum profit-sharing disparity rate.] If the minimum allocation percentage is allocated in
                                  Item IX.B.(3)(b)(i) above, the profit-sharing disparity rate must be reduced (but not below zero) by the minimum allocation percentage before applying Item IX.B.(3)(b)(iii).

                          (g) "Taxable wage base" or "TWB" shall mean the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code as in effect as of the first day of the plan year.

                          Overall permitted disparity limits.

                          Annual overall permitted disparity limit:
                          Notwithstanding the preceding paragraphs, for any plan year this plan benefits any participant who benefits under another qualified plan or simplified employee pension, as defined in section 408(k) of the Code, maintained by the employer that provides for permitted disparity (or imputes disparity), employer contributions and forfeitures will be allocated to the account of each participant entitled to share therein in the ratio that such participant's total compensation bears to the total compensation of all participants.

                          Cumulative permitted disparity limit: Effective for plan years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the participant for allocation or accrual purposes under this plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the employer. For purposes of determining the participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the participant has no cumulative disparity limit.

                          (c)     Each such participant shall receive an
                 ----             allocation of $______________.

         (4) In order to share in any discretionary Employer contribution made with respect to a plan year, an employee must be a participant during such plan year, must not have a break in service during such plan year, and must (2.4): [Select one]

                          (a)     Fulfill no additional requirements.
                 ----

                          (b)     Complete a year of service within the plan
                 ---- year. [If this item IX.B.(4)(b) is selected, this condition will not apply in any plan year in which the plan is top-heavy.]

                          (c)     Be in the service of the Employer on the last
                 ----             day of such plan year.

                  X       (d)     Complete a year of service within the plan
                 ----             year and be in the service of the Employer on
                                  the last day of such plan year.  [If this
                                  item IX.B.(4)(d) is selected, the condition that an employee complete a year of service within the plan year will not apply in any plan year in which the plan is top-heavy.]

         (5)      X       The requirements of item IX.B.(4) above shall not
                 ----     apply with respect to a participant who retires,
                          including disability retirement, or dies while in service during a plan year.

                          The requirements of item IX.B.(4) above shall apply
                 ---- with respect to a participant who retires, including disability retirement, or dies while in service during a plan year.

         If the Employer does not elect under item XII.C below to apply forfeitures to reduce future discretionary Employer contributions, forfeitures of discretionary Employer contributions shall be allocated to the accounts of participants eligible to share in discretionary Employer contributions for a plan year in the same manner as the Employer shall elect above.

         (6) Withdrawals from discretionary Employer contribution account (6.1): [Select one]

          X      (a)      Except as otherwise provided in XI. E. or G., amounts
         ----             allocated to a participant's discretionary Employer
                          contribution account shall not be withdrawn prior to his termination of service, death, or disability.


                 (b)      In addition to any withdrawal rights provided in XI.
         ---- E. or G., at a participant's request, amounts allocated to his discretionary Employer contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions: [Complete (i), complete (ii) if daily adjustment dates have been selected, and also complete (iii) through (ix), as appropriate]

                          (i) A participant may not request more than _____ [not to exceed four] withdrawals during a plan year.

                          (ii) No withdrawal shall exceed _____% of the vested amount in the participant's discretionary Employer contribution account, determined on the date the withdrawal request is actually processed.

                          (iii)   The participant must have attained at least
                 ---- the fifth anniversary of his initial participation in the plan.

                          (iv)    The participant cannot withdraw any
                 ---- discretionary Employer contributions that have not been in the plan for at least 2 years unless he has attained at least the fifth anniversary of his initial participation in the plan.

                          (v)     The participant cannot withdraw any
                 ---- discretionary employer contributions that have not been in the plan for at least 2 years.

                          (vi)    No withdrawal shall be made in an amount less
                 ---- than $______ [Insert amount not in excess of $1,000]

                          (vii)   No withdrawal may be made until the
                 ---- participant has taken all available withdrawals from the following accounts:
                                  ______________________________________________

                          (viii)  A withdrawal may only be made if the
                 ---- participant incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as ______________________
                                  ______________________________________[Specify
                                  clear, objective criteria for determining a financial hardship that precludes employer discretion.]

                          (ix)    A participant who receives a withdrawal shall
                 ----             not be eligible to contribute to the plan
                                  ______________________________________________
                                  ___[Insert type of contribution affected and period of suspension.]



X.       ADJUSTMENT DATE AND METHOD

A. The separate accounts of each participant shall be adjusted on the last day of each plan year and such other times as may be designated below (1.4; 7; 8.1.2): [Select any additional dates desired]


                 (1)      The last day of each month during the plan year.
         ----

                 (2)      The last day of each third month during the plan year.
         ----

          X      (3)      The last day of each sixth month during the plan year.
         ----

                 (4)      The last day of each week during the plan year.
         ----

                 (5)      On each day shares are traded on a national stock
         ---- exchange, except for regularly scheduled holidays of the Sponsor or Trustee ("daily adjustment dates").

B. The separate accounts of each participant shall be adjusted as of each adjustment date under the method designated below (7): [Select one.
         Note: Item X.B.(2) below must be elected if the Employer chooses daily adjustment dates in item X.A.(5) above.]

          X      (1)      Balance forward method.
         ----
                          (a)     Payments:  Prior to the allocation of net
                                  income or loss of the trust, there shall be subtracted from the account any payments made from the account subsequent to the preceding adjustment date.

                          (b) Forfeitures: Prior to the allocation of net income or loss of the trust, there shall be subtracted from the account any amounts forfeited by the participant pursuant to
                                  Section 5.3 or Section 23 of the plan
                                  subsequent to the preceding adjustment date.

                          (c) Loans: Prior to the allocation of net income or loss of the trust, there shall be subtracted from the account the total amount of any loans made from such account subsequent to the preceding adjustment date.

                          (d) Elective deferrals: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's elective deferral account 50% [indicate a percentage not to exceed 100%] of any elective deferrals made by the participant subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's elective deferral account any elective deferrals made subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                          (e) Employee after-tax contributions: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's employee after-tax contribution account _____% [indicate a percentage not to exceed 100%] of any employee after-tax contributions made by the participant subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's employee after-tax contribution account any employee after-tax contributions made subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                          (f)     Employer contributions:

                                  (i)      Prior to the allocation of net
                                           income or loss of the trust, there
                                           shall be added to the participant's
                                           matching contribution account _____%
                                           [indicate a percentage not to exceed
                                           100%] of the Employer matching
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date.
                                           After the
                                           allocation of net income or loss of
                                           the trust, there shall be added to
                                           the participant's matching
                                           contribution account any Employer
                                           matching contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date that
                                           were not added in by the preceding
                                           sentence.

                                  (ii)     Prior to the allocation of net
                                           income or loss of the trust, there
                                           shall be added to the participant's
                                           discretionary Employer contribution
                                           account _____% [indicate a
                                           percentage not to exceed 100%] of
                                           the discretionary Employer
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date.
                                           After the allocation of net income
                                           or loss of the trust, there shall be
                                           added to the participant's
                                           discretionary Employer contribution
                                           account any discretionary Employer
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date that
                                           were not added in by the preceding
                                           sentence.

                                  (iii)    Prior to the allocation of net
                                           income or loss of the trust, there
                                           shall be added to the participant's
                                           qualified matching contribution
                                           account _____% [indicate a
                                           percentage not to exceed 100%] of
                                           the Employer qualified matching
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date.
                                           After the allocation of net income
                                           or loss of the trust, there shall be
                                           added to the participant's qualified
                                           matching contribution account any
                                           Employer qualified matching
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date that
                                           were not added in by the preceding
                                           sentence.

                                  (iv)     Prior to the allocation of net
                                           income or loss of the trust, there
                                           shall be added to the participant's
                                           qualified non-elective contribution
                                           account _____% [indicate a
                                           percentage not to exceed 100%] of
                                           the Employer qualified non-elective
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date.
                                           After the allocation of net income
                                           or loss of the trust, there shall be
                                           added to the participant's qualified
                                           non-elective contribution account
                                           any Employer qualified non-elective
                                           contributions made on the
                                           participant's behalf subsequent to
                                           the preceding adjustment date that
                                           were not added in by the preceding
                                           sentence.

                          (g) Loan repayments: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's account 50% [indicate a percentage not to exceed 100%] of any loan repayments, including interest, made by the participant subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's account any loan repayments, including interest, made by the participant subsequent to the preceding adjustment date that were not added in the preceding sentence.

                          (h) Employee rollovers: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's rollover account 50% [indicate a percentage not to exceed 100%] of any rollover contributions made subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's rollover account any rollover contribution made subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                          (i) Direct transfers: Prior to the allocation of the net income or loss of the trust, there shall be added to the participant's direct transfer account 50% [indicate a percentage not to exceed 100%] of any amounts transferred to the plan on behalf of the participant pursuant to Section 18 of the plan subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's direct transfer account any amounts directly transferred to the plan on behalf of the participant subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                          (j) Reallocation of forfeitures: After the allocation of net income or loss of the trust, there shall be added to the participant's matching contribution account and/or discretionary Employer contribution account, as applicable, any forfeitures derived from matching contributions and/or discretionary Employer contributions in the manner prescribed by Section 5.3 or Section 23 of the plan.

                          (k) Net income or loss: There shall be credited or debited to each separate account that portion of the net income or net loss of the trust since the last preceding adjustment date which the basic credit as of the last preceding adjustment date, as adjusted in the manner prescribed in the above paragraphs, bears to the total of all the basic credits as of such preceding adjustment date, as so adjusted. The net income or net loss of the trust shall be ascertained by the Trustee and shall mean the profits and income actually realized and received, less the losses and expenses actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the trust not actually realized and received or incurred and paid. Net income or net loss shall not include elective deferrals, qualified non-elective contributions, employee after-tax contributions, matching contributions, qualified matching contributions, or discretionary

                                  Employer contributions. In ascertaining such value, the expense of liquidation shall not be taken in account. "Basic credit as of the last preceding adjustment date" shall be such credit after the adjustments described in the above paragraphs have been made. Any qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions made after the close of a plan year, but allocated to a participant's account as of the last day of such prior plan year, shall be considered part of the basic credit, as of the adjustment date immediately preceding the date such contributions are actually made. For purposes of this paragraph, to the extent a participant's account shall be invested in a group annuity contract or guaranteed investment contract issued by a legal reserve life insurance company, such contracts shall be valued using an estimated daily earnings rate, if accurate earnings are not otherwise available to the Committee. The determination of net income or net loss to be allocated to the separate accounts of a participant shall be further subject to the requirements of Section 8 of the plan to the extent such accounts are subject to the participant's investment direction.

                          (l) Employee buyback: After the allocation of net income or loss of the trust, there shall be added to the participant's account any amounts repaid by the participant in order to restore his account pursuant to Section 5.3 of the plan.

                          (m) Transfer of investment: Any change in the investment direction by the participant shall become effective on each adjustment date after all adjustments above have been made. There shall be added or subtracted any amounts transferred from one investment fund to another.

                 (2)      Unit adjustment method.  [This option must be elected
           ---- if the Employer chooses daily adjustment dates in item X.A.(4) above.]

                          The value of each participant's account shall be converted to units or shares. Thereafter, when the participant's account is credited with an allocation of any employee and/or Employer contributions, direct transfers from another qualified plan, rollover contributions, principal and interest payments on any loans made to the participant, and/or reallocated forfeitures in accordance with the terms of the plan, the value of such allocation shall be used to purchase units or shares and added to such participant's account. When any distributions, participant loans, withdrawals, transfers between investment funds, and/or administrative fees are charged against the participant's account in accordance with the terms of the plan, the number of units or shares equal in value to the amount paid from the participant's account shall be deducted from the outstanding units or shares.

XI.      DISTRIBUTIONS TO PARTICIPANTS

A.       Normal retirement age shall mean the date a participant (1.38; 3.1):
         [Select one and complete as appropriate]

          X      (1)      Attains age  59 1/2     [not to exceed 65].
         ----

                 (2)      Attains age _____ [not to exceed 65] or the _____
         ---- [not to exceed fifth] anniversary of the first day of the plan year in which the participant commenced his participation in the plan.

B.    Early retirement (3.2):  [Select one]

       X     (1)      Early retirement shall not be applicable under the
      ----            plan.

             (2)       A participant may elect to retire prior to his normal
      ---- retirement date as of the first day of any calendar month following his: [Select one and complete as appropriate]

                               (a)      Attainment of age _____.
                       ----
                               (b)      Completion of _____ years of service.
                       ----
                               (c)      Attainment of age _____ and
                       ----             completion of _____ years of service.

C.    Distributions to terminated participants (3.6):

      A participant who terminates service before he is eligible to retire may elect to have his vested accrued benefit valued as of the adjustment date specified below (the "termination adjustment date") and distributed as soon as practicable thereafter: [Select one]

            (1)      The adjustment date coincident with or next following the
      ----           termination of service of the participant.

            (2)      The adjustment date coincident with the close of the plan
      ---- year in which the participant incurs a one year break in service.

            (3)      The adjustment date coincident with the close of the plan
      ---- year in which the participant incurs five consecutive one year breaks in service.

            (4)      The adjustment date coincident with or next following the
      ----           normal retirement date of the participant.

       X    (5)      The adjustment date next preceding the termination of
      ----           the participant; provided that such participant's
                     vested accrued benefit shall include any elective deferrals and employee after-tax contributions made and attributable to the period after such adjustment date and allocable to the participant's account, but shall not include any earnings or losses thereon after such adjustment date.

                                  [Note: If option (5) above is elected and the participant is entitled to an allocation of qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions under the plan for any period after his termination adjustment date, an additional distribution of the vested portion of any such contribution shall be made to the participant as soon as practicable after the adjustment date as of which such contributions are made.]

                 (6)      The adjustment date the distribution is actually
         ---- processed. [This item must be selected if daily adjustment dates have been elected.]

                 [Note: A prior plan cannot be amended to eliminate or reduce an existing optional form of benefit, including payment schedule, time of commencement, and medium of distribution.]

D.       Segregation of terminated participant's vested benefit (3.6.3):
         [Select one]

         [Complete this item XI.D only if a participant is not permitted to direct the investment of his entire account.]

          X    (1)      The Trustee shall not segregate for investment purposes
         ----           that portion of the terminated participant's vested
                        accrued benefit which is not credited to his directed separate accounts (as defined in Section 8.1).

               (2)      The Trustee shall segregate for investment purposes
         ---- that portion of the terminated participant's vested accrued benefit which is not credited to his directed separate accounts (as defined in Section 8.1). The segregated portion shall be held in a deferred payment account pursuant to Section 3.6.3.

E.       Distributions on or after attainment of age 59 1/2 (6.4):

         [If you select this option a participant may withdraw all or any portion of his account on or after attaining age 59 1/2, regardless of whether he is still in service.]

          X      If this option is selected, a participant may withdraw all or
         ----    any portion of the following separate accounts which are a part of his entire account on or after attainment of age 59
                 1/2, provided that a participant may not request more than  1
                 [not to exceed four] withdrawals during a plan year.[Select one or more ]

                 (3)      The following separate accounts which are a part of
         ----             his entire account:  [Select one or more]

                          (a)     the discretionary Employer contribution
                 ----             account;

                          (b)     the mandatory contribution account;
                 ----

                          (c)     the elective deferral account;
                 ----

                          (d)     the qualified non-elective contribution
                 ----             account;

                          (e)     the employee after-tax contribution account;
                 ----

                          (f)     the matching contribution account;
                 ----

                          (g)     the qualified matching contribution account;
                 ----

                          (h)     the rollover account; and
                 ----

                          (i)     the direct transfer account.
                 ----


F.       Determination of life expectancies for minimum distributions (4.4):

         Required minimum distributions under Section 4.4 will be determined based on the life expectancy of: [Select one]

          X      (1)      The participant only.
         ----

                 (2)      The participant and his or her designated beneficiary.

G.       Hardship withdrawals (6.5):  [Select one]

                 (1)      Hardship distributions shall not be permitted under
         ----             the plan.

          X      (2)      Hardship distributions shall be permitted under the
         ----             plan.  Hardship distributions shall be available from
                          the vested portion of the following accounts of the participant: [Select one]

                  X       (a)     All of his accounts (other than his qualified
                 ----             matching contribution account and his
                                  qualified non- elective contribution
                                  account);

                          (b)     His elective deferral account only (excluding
                 ---- earnings credited as of any plan year ending after July 1, 1989);

                          (c)     The elective deferrals credited to his
                 ---- elective deferral account only (excluding all earnings).

H.       Mode of distribution (4.1):

         All distributions pursuant to Section 4.1.1 of the plan shall be made in accordance with one of the following optional forms of payment. [Select one or more]

          X      (1)      Term certain as described in 4.1.1(i).
         ----

          X      (2)      Lump sum as described in 4.1.1(ii).
         ----

XII.     VESTING OF MATCHING AND DISCRETIONARY EMPLOYER CONTRIBUTIONS

A.       Vesting schedule (2.3.4; 2.4; 5.1; 5.2):

         The nonforfeitable percentage of each participant in his matching contribution account and discretionary Employer contribution account shall be determined according to the following schedule: [Select one]

                 (1)      100% vesting after _____ [not to exceed 5] years of
         ----             service.


           X     (2)      Number of Years                Vesting
         -----               of  Service                Percentage
                          -----------------             ----------
                          Less than 1                        0
                                                            ----
                              1                              0
                                                            ----
                              2                              0
                                                            ----
                              3                              0   (at least 20%)
                                                            ----
                              4                             100  (at least 40%)
                                                            ----
                              5                                  (at least 60%)
                                                            ----
                              6                                  (at least 80%)
                                                            ----
                          7 or more                         100%
                                                            ----


                 (3)      Immediate 100% vesting.
         ----
B.       Years of service counted for vesting purposes (1.62; 5.2):

         All years of service with the Employer shall be counted to determine the vested percentage of the participant's accrued benefit derived from matching contributions and discretionary Employer contributions except: [Select the desired exclusions, if any]:

          X      (1)      No exclusions.
         ----

                 (2)      Years of service before age _____ [not to exceed age
         ----             18].

                 (3)      Years of service during a period for which the
         ---- participant made no mandatory contributions, if required under a prior plan.

                 (4)      Years of service before the Employer maintained this
         ----             plan.

                 (5)      Years of service before January 1, 1971, unless the
         ---- employee has had at least three years of service after December 31, 1970.

                 (6)      Years of service before the effective date of ERISA,
         ---- if such service would have been disregarded under the break in service rules of a prior plan in effect from time to time before such date. For this purpose, the break in service rules are rules which result in the loss of prior vesting or benefit accruals, or which deny an employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specified period of time.

                 (7)      Years of service before a participant's one year
         ---- break in service, provided that the participant shall be credited with such years of service upon his completion of a year of service following his date of reemployment.

C. Allocation of forfeitures of matching contributions and discretionary Employer contributions (5.3): [Select one]

         [Note: Forfeitures of excess aggregate contributions shall be treated in the same manner as elected in this item XII.C with respect to forfeitures of matching contributions, except that if such forfeitures are reallocated, they shall only be reallocated among the accounts of non-highly compensated participants.]

                 (1)      All forfeitures of matching contributions shall be
           ---- reallocated to the matching contribution account of each participant eligible to share in matching contributions for the plan year in which the forfeiture occurs in the same proportion that the matching contributions allocated to the participant's matching contribution account bears to the matching contributions allocated to the matching contribution accounts of all participants eligible to share in such matching contributions for such plan year. All forfeitures of discretionary Employer contributions under the plan shall be reallocated to the discretionary Employer contribution account of all participants who are entitled to share in such discretionary Employer contributions for the plan year in which the forfeiture occurs in the same proportion that the discretionary Employer contributions allocated under the plan for such plan year (or would have been allocated if a contribution had been made).

                 (2)      All forfeitures of matching contributions and
           ---- discretionary Employer contributions under the plan shall be allocated to a participant's discretionary Employer contribution account in the same ratio that each participant's compensation bears to the compensation for all participants entitled to share in the discretionary Employer contributions.

                 (3)      All forfeitures of matching contributions and
           ---- discretionary Employer contributions under the plan shall be applied to reduce future matching and discretionary Employer contributions, if any.

            X    (4)      All forfeitures of matching contributions under the
           ----           plan shall be applied to reduce future matching
                          contributions, if any. All forfeitures of discretionary Employer contributions under the plan shall be reallocated among all participants who are entitled to share in such discretionary Employer contributions for the plan year in which the forfeiture occurs in the same manner as discretionary
                          Employer contributions are allocated under the plan for such plan year (or would have been allocated if a contribution had been made).

XIII.    PARTICIPANT LOANS

A.       Permissibility of participant loans (6.4):  [Select one]

                 Loans to participants or beneficiaries shall not be permitted
          ----   under the plan.

                          [If the above option is selected, do not complete the remaining question in this item XIII.]

          X      Loans to participants or beneficiaries (but not owner-employees
         ----    or shareholder-employees of S corporations) shall be permitted under the plan.

                          [If the above option is selected, please complete the remainder of this item XIII as applicable.]

B.       Amount of participant loans:

         The minimum amount of a participant loan that may be obtained under the plan shall be: [Select one]

                 (1)      $500
         ----

          X      (2)      $1,000.
         ----

C.       Sources of participant loans:

         The principal amount of a participant loan may be obtained from the vested portion of the following accounts of the participant: [Select one]

          X    (1)      His entire account (other than his deductible
         ----           contribution account).

               (2)      His elective deferral account only.
         ----

               (3)      The following separate accounts which are a part of his
         ----           entire account:  [Select one or more]

                        (a)     the discretionary Employer contribution
                 ----           account;

                        (b)     the mandatory contribution account;
                 ----

                        (c)     the elective deferral account;
                 ----

                        (d)     the qualified non-elective contribution
                 ----           account;

                        (e)     the employee after-tax contribution account;
                 ----

                        (f)     the matching contribution account;
                 ----

                        (g)     the qualified matching contribution account;
                 ----

                        (h)     the rollover account; and
                 ----

                        (i)     the direct transfer account.
                 ----

D.       Loans from separate accounts invested in Employer stock:  [Select one]

                 (1)    Notwithstanding the above, amounts allocated to a
         ---- participant's separate account that are required to be invested or reinvested in Employer stock shall not be sold or applied to fund the principal amount of a participant loan under the plan.

                 (2)      Amounts allocated to a participant's separate account
         ---- that are required to be invested or reinvested in Employer stock may be sold or applied to fund the principal amount of a participant loan under the plan.

XIV.     PARTICIPANT DIRECTED INVESTMENTS

A. Permissibility of participant directed investments (8.1): [Select one. If option (3) is selected, complete option (3) as instructed.]

                 (1)      Each participant shall not be permitted to direct the
         ---- investment or reinvestment of any portion of his account.

                          [If the above option is selected, do not complete the remaining questions in this item XIV.]

          X     (2)       Each participant shall be permitted to direct the
         ----             investment and reinvestment of his entire account
                          among the directed investment funds, including, if elected by the Employer in item XV below, the Employer stock fund.

                          [If the above option is selected, please complete the remaining questions in this item XIV. See item XV below for an election to permit directed investments in Employer stock.]

                 (3)      Each participant shall be permitted to direct the
         ---- investment and reinvestment of one or more of the following separate accounts, which are a part of his entire account, among the directed investment funds, including, if elected by the Employer in item XV below, the Employer stock fund: [Select one or more as desired]

                          (a)     the discretionary Employer contribution
                 ----             account;

                          (b)     the deductible contribution account;
                 ----

                          (c)     the mandatory contribution account;
                 ----

                          (d)     the elective deferral account;
                 ----

                          (e)     the qualified non-elective contribution
                 ----             account;

                          (f)     the employee after-tax contribution account;
                 ----

                          (g)     the matching contribution account;
                 ----

                          (h)     the qualified matching contribution account;
                 ----

                          (i)     the rollover account; and
                 ----

                          (j)     the direct transfer account.
                 ----

                          [If the above option is selected, please complete the remaining questions in this item XIV. See item XV below for an election to permit directed investments in Employer stock.]

B.       Direction by terminated participants and beneficiaries (3.6.3; 8.1):
[Select one]

                 (1)      Following a participant's termination of service for
         ---- any reason, such participant or his beneficiary shall not be entitled to continue to direct the investment of the participant's directed separate accounts. If the participant's vested accrued benefit will be held under the plan for future payment to him or his beneficiary pursuant to Section 3.6.3, Section 4.1, or Section 4.2, the amounts credited to the participant's directed separate accounts will be transferred as of the adjustment date coincident with or next following the date of his termination of service to the most conservative directed investment fund as designated by the Committee.

           X     (2)      Following a participant's termination of service for
          ----            any reason, such participant or his beneficiary shall
                          be entitled to continue to direct the investment of the participant's directed separate accounts until the participant's benefit is paid to him or his beneficiary in full as provided in Section 3.6.3,
                          Section 4.1, or Section 4.2.

C.       Allocation among investment funds (8.1.3; 8.1.4):

         Each participant shall be permitted to direct the investment of future contributions allocated to his directed separate accounts among the available directed investment funds in multiples of the following percentage: [Select one and complete, if necessary]

         ----    (1)      10%

         ----    (2)      25%

          X      (3)      5% [Insert any whole percentage that divides evenly
         ----             into 100]

         Each participant shall be permitted to reallocate the amounts credited to his directed separate accounts among the available directed investment funds as follows: [Select one or more and complete as appropriate]

          X      (1)      In multiples of the following percentage:
         ----
                          (a)     10%
                 ----

                          (b)     25%
                 ----

                  X       (c)     5% [Insert any whole percentage that divides
                 ----             evenly into 100].

                 (2)      In units.
         ----

                 (3)      In dollars.
         ----

D.       Frequency of investment directions (8.1.3; 8.1.4):

         Each participant shall be permitted to change his direction of the future contributions allocated to his directed separate accounts or to reallocate the amounts credited to his directed separate accounts among the available directed investment funds as of the following adjustment dates: [Select one. Note: The dates selected under this item XIV.D should coincide with the adjustment date(s) selected in item X.A above. Participants should not be permitted to give investment directions more frequently than the adjustment dates selected for the plan.]

                 (1)      Each day during the plan year.
         ----
                          [Note: Item XV.D.(1) above should not be elected unless daily adjustment dates have been elected.]


                 (2)      The last day of each month during the plan year.
         ----

                 (3)      The last day of each third month during the plan year.
         ----

                 (4)      The last day of each sixth month during the plan year.
         ----

                 (5)      The last day of each week during the plan year.
         ----

          X      (6)      The last day of each plan year.
         ----

                 (7)      Other:
         ----                   --------------------------------------------
                          --------------------------------------------------
                          --------------------------------------------------

XV.      INVESTMENTS IN EMPLOYER STOCK

A.       Permissibility of investments in Employer stock (1.26; 9; 20).
[Select one]

          X     (1)      The Trustee shall not be authorized to invest plan
         ----            assets in Employer stock.

                                  [If the above option is selected, do not complete the remaining questions in this item XV.]

                (2)      The Committee shall be authorized to direct the
         ---- Trustee to invest and reinvest plan assets in shares of Employer stock as a general investment of the trust in accordance with Section 20.

                         [Note: This option should be selected if the Employer does not intend to make matching contributions and/or discretionary Employer contributions to the plan in shares of Employer stock and participants are not permitted to direct the investment of any portion of their accounts (i.e., if item XIV.A.(1) above was selected).]

                                  [If the above option is selected, do not complete the remaining questions in this item XV.]

                 (3)      The Committee shall be authorized to direct the
         ---- Trustee to establish an Employer stock fund (as described in Section 9.1) for the purpose of receiving and holding any shares of Employer stock contributed to the plan as matching contributions and/or discretionary Employer contributions.

                          [Note: This option should be selected if the Employer intends to make matching contributions and/or discretionary Employer contributions to the plan in shares of Employer stock.]

         If this option (3) is selected and participants are permitted to direct the investment of any portion of their accounts among the other directed investment funds (i.e., if either item XIV.A.(2) or item XIV.A.(3) above was selected), select one of the following additional options :

                 (A)      Each participant shall not be permitted to direct the
         ---- investment or reinvestment of any portion of his account in the Employer stock fund.

                 (B)      Each participant shall be permitted to direct the
         ---- investment and reinvestment of his entire account in the Employer stock fund.

                 (C)      Each participant shall be permitted to direct the
         ---- investment and reinvestment of one or more of the following separate accounts which are a part of his entire account in the Employer stock fund: [Select one or more as desired]

                          (a)     the discretionary Employer contribution
                 ----             account;

                          (b)     the deductible contribution account;
                 ----
                          (c)     the mandatory contribution account;
                 ----
                          (d)     the elective deferral account;
                 ----
                          (e)     the qualified non-elective contribution
                 ----             account;

                          (f)     the employee after-tax contribution account;
                 ----
                          (g)     the matching contribution account;
                 ----
                          (h)     the qualified matching contribution account;
                 ----
                          (i)     the rollover account; and
                 ----
                          (j)     the direct transfer account.
                 ----

                                  [If item XV.A.(3) is selected, please
                                  complete the remaining questions in this item XV.]

                 (4)      The Committee shall be authorized to direct the
         ---- Trustee to establish an Employer stock fund (as described in Section 9.1) for the purpose of allowing participants to direct the investment or reinvestment of all or a portion of their accounts in Employer stock as designated below.

                          [Note: This option should be selected if the Employer does not intend to make matching contributions and/or discretionary Employer contributions to the plan in shares of Employer stock, but wants to permit participants to invest and reinvest all or a portion of their accounts in Employer stock.]

         If this item XV.A.(4) is selected, select one of the following additional options:

                 (A)      Each participant shall be permitted to direct the
         ---- investment or reinvestment of his entire account in the Employer stock fund.

                 (B)      Each participant shall be permitted to direct the
         ---- investment and reinvestment of one or more of the following separate accounts which are a part of his entire account in the Employer stock fund: [Select one or more as desired]

                          (a)     the discretionary Employer contribution
                 ----             account;

                          (b)     the deductible contribution account;
                 ----
                          (c)     the mandatory contribution account;
                 ----
                          (d)     the elective deferral account;
                 ----
                          (e)     the qualified non-elective contribution
                 ----             account;

                          (f)     the employee after-tax contribution account;
                 ----
                          (g)     the matching contribution account;
                 ----
                          (h)     the qualified matching contribution account;
                 ----
                          (i)     the rollover account; and
                 ----
                          (j)     the direct transfer account.
                 ----
                                  [If this item XV.A.(4) is selected, please complete the remaining questions in this item XV.]

B.       Medium of payment (4.8).

         To the extent amounts allocated to a participant's separate account are invested in Employer stock, the distribution of such amounts shall be made in: [Select one]

                 (1)      Cash.
         ----
                 (2)      Shares of Employer stock.
         ----
                 (3)      Cash or shares of Employer stock, as elected by the
         ----             participant or beneficiary.

         [If item XV.B.(1) is selected, please proceed to item XV.D. Do not complete item XV.C.]

C.       Right of first refusal (9.3):  [Select one]

                 (1)      Any participant who receives a distribution of
         ---- Employer stock under the plan and desires to dispose of such Employer stock shall not be required to first offer to sell such Employer stock to the Employer.

                 (2)      Any participant who receives a distribution of
         ---- Employer stock under the plan and desires to dispose of such Employer stock shall be required to first offer to sell such Employer stock to the Employer.

D.       Voting of Employer stock (9.4).

         (1)     Readily tradable Employer stock (9.4.1):  [Select one]

                 [Complete this item XV.D.(1) only if the Employer stock held by the Trustee is readily tradable on an established market. If it is not readily tradable, please proceed to item XV.D.(2). See Section 9.4.1 for a definition of "readily tradable on an established market."]

                 (a)      Each participant or his beneficiaries shall not be
         ---- entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

                 (b)      Each participant or his beneficiaries shall be
         ----             entitled to
                          direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

                 [Note: It may be advisable to amend this item XV.D if the Employer stock allocated to a participant's separate accounts should become not readily tradable in the future.]

         (2)     Not readily tradable Employer stock (9.4.2):  [Select one]

                 [Complete this item XV.E.(2) only if the Employer stock held by the Trustee is not readily tradable on an established market.]

                 (a)      Each participant or his beneficiaries shall not be
         ---- entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

                 (b)      Each participant or his beneficiaries shall be
         ---- entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

                 (c)      Each participant or his beneficiaries shall be
         ---- entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter involving the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all of the assets of the Employer's trade or business.

                 [Note: It may be advisable to amend this item XV.D if the Employer stock allocated to a participant's separate accounts should become readily tradable in the future.]

XVI.     ROLLOVERS

A.       Permissibility of rollovers to the plan (19.1):  [Select one]

                Rollovers to the plan shall not be permitted.
         ----
                          [If the above option is selected, do not complete the remaining question in this item XVI.]

          X     Rollovers to the plan shall be permitted by the individuals
         ----   designated in item XVI.B below.

                          [If the above option is selected, please complete
                          item XVI.B.]

B.       Persons eligible to make rollovers to the plan (19.1):  [Select one.]

                 All employees eligible to participate in the plan under Item
         ---- IV.A, including employees who have not completed the participation requirements under the plan.

          X      All participants.
         ----

C.       Withdrawals from rollover account:  [Select oneor more]

                 (a)      Except as provided in XI. E. or G., amounts allocated
         ---- to a participant's rollover account shall not be withdrawn prior to his termination of service, death, or disability.



          X      (b)      In addition to any withdrawal rights provided in
         ----             XI.E. or G., at a participant's request, amounts
                          allocated to his rollover contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions:
                          [Complete (i); complete (ii) if daily adjustment dates have been selected; also complete III through V as appropriate]

                          (i) A participant may not request more than 1 [not to exceed four] withdrawals during a plan year.

                          (ii) No withdrawal shall exceed _____% of the amount in the participant's rollover contribution account, determined on the date the withdrawal request is actually processed.

                          (iii)   No withdrawal shall be made in an amount less
                 ---- than $______ [Insert amount not in excess of $1,000.]

                          (iv)    No withdrawal may be made until the
                 ---- participant has taken all available withdrawals from the following accounts:
                                  ______________________________________________

                          (v)     A withdrawal may only be made if the
                 ---- participant incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as
                                  ______________________________________________
                                  __________________________[Specify clear,
                                  objective criteria for determining a
                                  financial hardship that precludes employer discretion.]

XVII.    TOP-HEAVY PROVISIONS

A.       Top-heavy ratio (22.1.7):

         For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for interest and mortality based on the following: [Complete both]

         (1)     Interest rate:   5    %
                               --------

         (2)     Mortality table:  PBGC I for males, PBGC II for females
                                 ---------------------------------------

B.       Minimum top-heavy allocations (22.2.1):

         For purposes of minimum top-heavy allocations, contributions and forfeitures equal to 3% of each non-key employee's compensation will be allocated to the employee's account when the plan is top-heavy.

                 [Insert a percentage that is not less than 3%; provided that "0" may be inserted if the minimum allocation will be provided to participants under any other plan or plans of the Employer. If permitted pursuant to Section 22.2.1 of the plan, such percentage shall in no event exceed the largest percentage of Employer contributions and forfeitures allocated on behalf of any key employee. Neither elective deferrals nor matching contributions may be taken into account for the purpose of satisfying the minimum top-heavy allocation requirement. The Employer may attach additional provisions as necessary to satisfy Section 416 of the Code because of the required aggregation of multiple plans.]

C.       Top-heavy vesting schedule (22.2.2):

         [Complete this question if option (3) of item XII.A is not selected and either (a) option (1) of item XII.A is selected and the number of years of service is greater than three, or (b) option (2) of item XII.A is selected and the vested percentage for any year under such option is less than the vested percentage for the same year under option (2) of this item.]

         The nonforfeitable percentage of each participant in his accrued benefit attributable to matching contributions and discretionary Employer contributions for any top-heavy plan year shall be determined as follows: [Select one]

          X     (1)      100% vesting after 3 [not to exceed 3] years of
         ----            service.


                (2)        Number of Years          Vesting
         ----                of  Service           Percentage
                          ----------------         ----------
                          Less than 2                  0%
                                  2                   20%
                                  3                   40%
                                  4                   60%
                                  5                   80%
                            6 or more                100%

XVIII.   MAXIMUM ALLOCATIONS

A.       Correction of excess allocations (23.1.4; 23.2.6):

         If, as a result of the allocation of forfeitures, a reasonable error in estimating a participant's compensation, a reasonable error in determining the amount of elective deferrals that may be made by a participant under the limitations of Section 23 of the plan, or other limited facts and circumstances, the maximum permissible amount would be exceeded for any limitation year, such excess amount with respect to a participant for such limitation year shall be disposed of in the following order:

         (1) Any employee after-tax contributions (and any gains attributable thereto) to the extent of such excess shall be returned to the participant.

         (2) If further reductions are necessary, any elective deferrals to the extent of such excess shall be returned to the participant.

         (3) If further reductions are necessary, then the Committee shall reduce the excess amount in the following manner: [Select one]

                  X      (a)      First, such participant's share of the
                 ----             discretionary Employer contributions, then
                                  his share of the matching contributions, and finally, his share of any forfeitures for the limitation year shall be reduced in that order to the extent of such remaining excess.
                                  Such excess amount shall be credited to a separate special account for the participant designated as a "suspense account," and shall be applied in the next limitation year (and succeeding limitation years if necessary) to reduce matching contributions and discretionary Employer contributions for the participant, provided he is covered under the plan as of the adjustment date such matching contributions or discretionary Employer contributions are allocated. If the participant is not covered under the plan at such time, the balance of the suspense account shall be reallocated among the remaining participants in the ratio which each of such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year, and before any employee after-tax contribution, elective deferrals, qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions for such limitation year are allocated.

                                  The suspense account shall be adjusted
                                  annually for additions thereto and
                                  distributions therefrom, but not for any net income or net loss attributable thereto. In the event the plan is terminated, any balance in the suspense account shall be returned to the Employer.

                          (b)     First, such participant's share of the
                 ---- discretionary Employer contributions, then his share of the matching contributions, and finally, his share of any forfeitures for the limitation year shall be reduced in that order to the extent of such remaining excess. The amount of the reduction shall be reallocated among the remaining participants in the ratio which each of such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any employee after-tax contributions, elective deferrals, qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions for such limitation year are allocated. If all of the amount of such reduction cannot be reallocated without causing the account of each other participant to exceed the maximum permissible amount, then such remaining amount shall be credited to a suspense account.

                                  The suspense account shall contain the excess amounts of Employer contributions and forfeitures from all limitation years. Such excess amounts shall be allocated for each succeeding limitation year among the accounts of participants in the ratio which each of such participant's compensation for the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any employee after-tax contributions, elective deferrals, qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions for such year are allocated. The suspense account shall be adjusted annually for additions thereto and distributions therefrom, but not for any net income or net loss attributable thereto. In the event the plan is terminated, any balance in the suspense account shall be returned to the Employer.

         Notwithstanding anything above or in the plan to the contrary, if all or part of a participant's elective deferrals or employee after-tax contributions are distributed to the participant pursuant to the provisions of Section 23 of the plan, the matching contribution made with respect to such elective deferrals or employee after-tax contributions, adjusted for income and losses allocable thereto, shall be forfeited by the participant on or before the March 15 next following the end of the plan year for which the matching contribution was made. The income and losses allocable to the forfeited matching contributions for the plan year shall be determined in the same manner as income and losses allocable to excess aggregate contribution are determined pursuant to Section 2.3.6. Forfeitures of matching contributions (including income and losses allocable thereto) shall be applied in the current or next succeeding plan year in the same manner as elected by the Employer in item XII.C of this Adoption Agreement.

B.  Limits for multiple plans:

         If the Employer maintains another qualified defined contribution plan, other than a regional prototype plan: [Select one]

          X      (1)      The provisions of Section 23.2.1 through 23.2.6 will
         ----             apply as if the other plan were a regional prototype
                          plan.

                 (2)      [Provide the method under which the plans will limit
         ---- total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion].

C. If the participant is or has ever been a participant in a defined benefit plan maintained by the Employer: [Insert provision which satisfies 1.0 limitation of Section 415(e) of the Code. See Treasury Regulation Section 1.415-1 for guidance.]





                 NOTE: THIS IS AN IMPORTANT DOCUMENT HAVING COMPLEX TAX AND OTHER LEGAL IMPLICATIONS. THE SPONSOR RECOMMENDS THAT ANY ADOPTING EMPLOYER CONSULT WITH AN ATTORNEY KNOWLEDGEABLE IN EMPLOYEE BENEFIT MATTERS BEFORE SIGNING THIS ADOPTION AGREEMENT.

XIX.     SUBSTITUTE TRUST OR CUSTODIAL ACCOUNT AGREEMENT (20.7)

                 [Complete this Item XVIII only if you are adopting a separate trust or custodial account agreement that overrides the trust provisions of Section 20 of the plan.]

                          The attached trust or custodial agreement overrides
                 ----     the trust provisions of Section 20 of the plan.

                 IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the _______day of ____________________ ___________, 19______.


                                               Plasti-Line, Inc.
                                  -----------------------------------------
                                  Name of Employer


                                  By:
                                     --------------------------------------
                                     President, Partner, or Sole Proprietor
Attest/Witness:



- ------------------------

[Corporate Seal]

                                  Name of Trustee(s)


                                  By:
                                     --------------------------------------
                                     Individual/Authorized Officer


Attest:


- ------------------------

[Corporate Seal]

                 NOTE: The Employer may not rely on the notification letter issued by the National or District Office of Internal Revenue Service as evidence that this plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

           The plan is adopted by the following affiliated employers:




                                  -----------------------------------------
                                  Name of Affiliated Employer


                                  By:
                                     --------------------------------------
                                     President, Partner, or Sole Proprietor
Attest/Witness:



- -----------------------

[Corporate Seal]


                                  -----------------------------------------
                                  Name of Affiliated Employer


                                  By:
                                     --------------------------------------
                                     President, Partner, or Sole Proprietor
Attest/Witness:



- -----------------------

[Corporate Seal]


                                  -----------------------------------------
                                  Name of Affiliated Employer


                                  By:
                                     --------------------------------------
                                     President, Partner, or Sole Proprietor
Attest/Witness:



- -----------------------

[Corporate Seal]

                           GODWINS BOOKE & DICKENSON

                            PROTOTYPE PROFIT SHARING


                                      AND


                        EMPLOYEE SAVINGS PLAN AND TRUST

                               TABLE OF CONTENTS


                            PROTOTYPE PROFIT SHARING
                                      AND
                        EMPLOYEE SAVINGS PLAN AND TRUST

                                                                                                                   Page
Section 1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 -----------

Section 2.       Contributions to the Trust and Allocation Thereof  . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 -------------------------------------------------
        2.1      Elective deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
        2.2      Employee after-tax contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
        2.3      Matching contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
        2.4.     Discretionary Employer contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
        2.5      Voluntary deductible employee contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
        2.6      Mandatory employee contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
        2.7      Maximum contribution permitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
        2.8      Requirement of current or accumulated net profits  . . . . . . . . . . . . . . . . . . . . . . . . .  32

Section 3.       Retirement; Termination of Service; Death; Entry of Qualified Domestic Relations Order . . . . . . .  32
                 --------------------------------------------------------------------------------------
        3.1      Normal retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
        3.2      Early retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
        3.3      Delayed retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
        3.4      Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
        3.5      Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
        3.6      Termination of service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
        3.7      Cash-out distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
        3.8      Limitations on certain distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
        3.9      Entry of a qualified domestic relations order  . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

Section 4.       Payment of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                 -------------------
        4.1      Distribution of accrued benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
        4.2      Payment of death benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
        4.3      Transitional rule for required distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
        4.4      Definitions applicable to plan distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
        4.5      Distributions to alternate payees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
        4.6      Interim payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
        4.7      Continued share in profits or losses of trust fund . . . . . . . . . . . . . . . . . . . . . . . . .  43
        4.8      Medium of distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
        4.9      Daily adjustment dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

Section 5.       Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                 -------
        5.1      Vesting upon the occurrence of certain events  . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
        5.2      Service requirement for vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
        5.3      Forfeiture of non-vested benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

Section 6.       In-Service Withdrawals and Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                 --------------------------------
        6.1      Withdrawal of matching contributions and discretionary Employer contributions  . . . . . . . . . . .  46
        6.2      Withdrawal of employee after-tax contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .  47


        6.3      Withdrawal of rollover contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
        6.4      Distributions on or after attainment of age 59 1/2 . . . . . . . . . . . . . . . . . . . . . . . . .  48
        6.5      Hardship distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
        6.6      Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

Section 7.       Adjustment of Participant Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 ----------------------------------
        7.1      Establishment of accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
        7.2      General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

Section 8.       Participant Directed Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 --------------------------------
        8.1      Participant directed investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
        8.2      Rights in directed investment funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
        8.3      Effect of participant loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
        8.4      Distributions from directed separate accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
        8.5      Accounts not subject to participant direction  . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
        8.6      Authority of Trustee and Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

Section 9.       Investments in Employer stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                 -----------------------------
        9.1      Employer stock fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
        9.2      Compliance with the Securities Act of 1933 and the Securities Exchange Act of 1934 . . . . . . . . .  55
        9.3      Right of first refusal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
        9.4      Voting of Employer stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
        9.5      Tendering  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

Section 10.      Administration by Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                 ---------------------------
        10.1     Membership of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.2     Committee officers; Subcommittee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.3     Committee meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.4     Transaction of business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.5     Committee records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.6     Establishment of rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.7     Conflicts of interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.8     Correction of errors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        10.9     Authority to interpret plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
        10.10    Third party advisors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
        10.11    Compensation of members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
        10.12    Committee expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
        10.13    Requirement of writing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
        10.14    Indemnification of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

Section 11.      Management of Funds and Amendment or Termination of Plan . . . . . . . . . . . . . . . . . . . . . .  61
                 --------------------------------------------------------
        11.1     Fiduciary duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
        11.2     Adoption of plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        11.3     Requirement of writing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

Section 12.      Allocation of Responsibilities Among Named Fiduciaries . . . . . . . . . . . . . . . . . . . . . . .  62
                 ------------------------------------------------------
        12.1     Duties of named fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
        12.2     Co-fiduciary liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

Section 13.      Benefits Not Assignable; Facility of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                 ---------------------------------------------
        13.1     Benefits not assignable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
        13.2     Payment to minors and others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

Section 14.      Termination of Plan and Trust; Removal of Trustee; Merger or Consolidation of Plan . . . . . . . . .  65
                 ----------------------------------------------------------------------------------
        14.1     Complete termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
        14.2     Partial termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
        14.3     Removal and resignation of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
        14.4     Merger or consolidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

Section 15.      Communication to Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 -----------------------------

Section 16.      Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 ----------------
        16.1     Filing of a claim for benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
        16.2     Notification to claimant of decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
        16.3     Procedure for review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
        16.4     Decision on review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
        16.5     Action by authorized representative of claimant  . . . . . . . . . . . . . . . . . . . . . . . . . .  67

Section 17.      Previously Existing Qualified Plans of the Employer  . . . . . . . . . . . . . . . . . . . . . . . .  67
                 ---------------------------------------------------

Section 18.      Special Provisions Relating to Transfers From Qualified Plans  . . . . . . . . . . . . . . . . . . .  67
                 -------------------------------------------------------------
        18.1     Certain transfers to the plan not permitted  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
        18.2     Nonforfeitability of transferred assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
        18.3     Protected benefits under Section 411(d)(6) of the Code . . . . . . . . . . . . . . . . . . . . . . .  68
        18.4     Liability of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
        18.5     Separate accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
        18.6     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

Section 19.      Rollovers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                 ---------
        19.1     Acceptance of rollovers by this plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
        19.2     Rollover distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

Section 20.      Trust Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
                 ----------------
        20.1     Trustee's powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
        20.2     Accountings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
        20.3     Compensation of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
        20.4     Responsibilities and scope of duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .  76
        20.5     Failure to direct Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
        20.6     Indemnification of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
        20.7     Modification of this Section . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

Section 21.      Qualification of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
                 ---------------------
        21.1     Non-standardized plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
        21.2     Denial of qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77


        21.3     Notification of Sponsor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

Section 22.      Special Top-Heavy Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
                 ----------------------------
        22.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
        22.2     Top-heavy requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

Section 23.      Limitations on Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
                 --------------------------
        23.1     Limitations on allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
        23.2     Participation in multiple regional prototype defined contribution plans  . . . . . . . . . . . . . .  83
        23.3     Participation in two or more defined contribution plans  . . . . . . . . . . . . . . . . . . . . . .  84

        23.4     Participation in this plan and a defined benefit plan  . . . . . . . . . . . . . . . . . . . . . . .  84
        23.5     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

Section 24.      Miscellaneous Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
                 ------------------------
        24.1     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
        24.2     Lost distributees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
        24.3     Reliance on data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
        24.4     Bonding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
        24.5     Receipt and release for payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        24.6     No guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        24.7     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        24.8     Continuation of employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        24.9     Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89


                           GODWINS BOOKE & DICKENSON
                            PROTOTYPE PROFIT SHARING
                                      AND
                        EMPLOYEE SAVINGS PLAN AND TRUST


                                 PLAN DOCUMENT



                 SECTION 1.       DEFINITIONS:

                 As used in the plan, including this Section 1, references to one gender shall include the other and, unless otherwise indicated by the context:

                 1.1 "ACCOUNT" shall mean the aggregate of the separate accounts maintained by the Committee with respect to each participant. To the extent applicable, the separate accounts so maintained shall include the following:


                 (i)      the elective deferral account described in Section
                          2.1.6;

                 (ii) the qualified non-elective contribution account described in Section 2.1.6;

                 (iii) the employee after-tax contribution account described in Section 2.2.3;

                 (iv)     the matching contribution account described in
                          Section 2.3.3;

                 (v) the qualified matching contribution account described in Section 2.3.3;

                 (vi) the discretionary Employer contribution account described in Section 2.4;

                 (vii)    the deductible contribution account described in
                          Section 2.5;

                 (viii)   the mandatory contribution account described in
                          Section 2.6;

                 (ix)     the direct transfer account described in Section 18;
                          and

                 (x)      the rollover account described in Section 19.

                 1.2 "ACCRUED BENEFIT" shall mean with respect to each participant the balance in his account (including all of the separate accounts described in Section 1.1) as of the applicable adjustment date following adjustment thereof as provided in Section 7.

                 1.3 "ACTUAL DEFERRAL PERCENTAGE" or "ADP" shall mean with respect to a participant for a plan year, the average of the ratio (calculated to the nearest one-hundredth of a percentage point) of (i) the amount of Employer contributions actually paid over to the trust on behalf of such participant for the plan year (other than elective deferrals distributed to the participant pursuant to Section 23.1.4) to (ii) the participant's testing compensation for such plan year. Employer contributions on behalf of any participant shall include: (a) any elective deferrals made pursuant to the participant's deferral election (including excess elective deferrals of highly compensated participants), but excluding (1) excess elective deferrals of non-highly compensated participants that arise solely from elective deferrals made under the plan or plans of the Employer and (2) elective deferrals that are taken into account in the ACP test (provided the ADP test is satisfied both with and without exclusion of these elective deferrals); and (b) at the election of the Employer, qualified non-elective contributions and qualified matching contributions. The ADP of an employee who is eligible to make elective deferrals under the plan but fails to do so, and who does not receive an allocation of any qualified non-elective contributions or qualified matching contributions that are taken into account in the ADP test, shall be zero. The ADP of a specified group of participants for a plan year shall be the average (expressed as a percentage and calculated to the nearest one-hundredth of a percentage point) of the ADPs calculated separately for each participant in such group. For purposes of determining the ADP of a participant who is a five percent owner or one of the ten most highly compensated employees, the elective deferrals and testing compensation of such participant shall include the elective deferrals and testing compensation for the plan year of family members (as defined in Section 1.33.6). The determination and treatment of the ADP of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 1.4 "ADJUSTMENT DATE" shall mean the last day of each plan year (the "year-end adjustment date"), and such other days during a plan year as shall be designated in the Adoption Agreement. If the Employer shall designate daily adjustment dates under the Adoption Agreement, adjustments to the accounts of participants shall be made on each day securities are traded on a national stock exchange, except regularly scheduled holidays of the Sponsor or Trustee.

                 1.5 "ADOPTION AGREEMENT" shall mean the written agreement pursuant to which the Employer adopts the plan, which agreement shall be between the Employer and the Trustee. The Adoption Agreement is a part of the plan as applied to the Employer and is expressly incorporated herein by reference.

                 1.6 "AFFILIATED EMPLOYER" shall mean (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; (ii) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with the Employer; (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and (iv) any other entity required to be aggregated with the Employer pursuant to regulations prescribed by the Secretary of the Treasury under Section 414(o) of the Code.

                 1.7 "AGGREGATE LIMIT" shall mean the sum of (i) 125% of the greater of the ADP of the non-highly compensated participants for the plan year or the ACP of the non-highly compensated participants under the plan subject to Section 401(m) of the Code for the plan year beginning with or within the plan year of the cash or deferred arrangement, as described in
Section 401(k) of the Code ("CODA"), and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "two plus the" in "(ii)" if such substitutions would result in a larger aggregate limit.

                 1.8 "AVERAGE CONTRIBUTION PERCENTAGE" or "ACP" shall mean, for a specified group of participants for a plan year, the average of the contribution percentages of the eligible participants in such group (calculated separately for each participant in such group to the nearest one-hundredth of a percentage point).

                 1.9 "BOARD" shall mean the Board of Directors of the Employer if the Employer is a corporation. If the Employer is an unincorporated employer, "Board" shall mean the Employer.

                 1.10 A "BREAK IN SERVICE" shall mean, with respect to an employee, the following:

                 1.10.1 If the Employer shall not designate the elapsed time method of crediting hours of service in the Adoption Agreement, the computation period in which the employee shall not have completed more than 500 hours of service. Such period shall be the plan year unless otherwise specifically provided in Section 1.14.1.

                 1.10.2 If the Employer shall designate the elapsed time method of crediting hours of service in the Adoption Agreement, a break in service shall mean a period of severance of at least 12-consecutive months. Solely for purposes of determining whether a break in service has occurred, in the case of an employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this Section 1.10.2, an absence from work for maternity or paternity reasons shall have the same meaning as set forth in Section 1.34.5.

                 1.11 "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

                 1.12 "COMMITTEE" shall mean the administrative committee provided for in Section 10.

                 1.13 "COMPENSATION" shall mean, for purposes of allocating contributions and forfeitures under the plan, compensation as that term is designated by the Employer in the Adoption Agreement. For any self-employed individual covered under the plan, "compensation" shall mean earned income, as defined in Section 1.18. Compensation shall include only that compensation which is actually paid to the participant during the determination period (as described in this Section 1.13).

                 1.13.1 Except as otherwise provided in the plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the plan year. If the determination year is the plan year, compensation shall be measured only during the portion of the plan year during which the employee is eligible to participate in the plan, provided that if such information is not readily available, compensation for the entire plan year shall be used.

                 1.13.2 Notwithstanding the foregoing, if elected by the Employer in the Adoption Agreement, compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the employee under Section 125, 402(e)(3), 402(h), or 403(b) of the Code.

                 1.13.3 In additional to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1989 and before January 1, 1994, the annual Compensation of each Employee taken into account under this Plan for any such Plan Year shall not exceed $200,000, as adjusted for increases in the cost of living pursuant to Code Section 401(a)(17). For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of the Internal Revenue for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                 1.13.4 For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in the preceding paragraph. If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                 1.13.5 In determining the Compensation of a Participant for purposes of the above Compensation limitation, the family aggregation rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of this paragraph, the Compensation limitation applies to a family aggregation unit, the limitation shall be prorated among the affected individuals in proportion to each such affected individual's Compensation as determined under this Section prior to the application of this limitation, or in accordance with any other method permitted by the Commissioner of Internal Revenue.

                 1.14 "COMPUTATION PERIOD" shall mean a 12-consecutive month period, as follows:

                 1.14.1 For purposes of plan participation, the computation period initially shall be the 12-consecutive month period beginning on the date an employee first completes an hour of service. Thereafter, the computation period shall be the plan year, beginning with the plan year containing the first anniversary of the date the employee first completes an hour of service, regardless of whether the employee is entitled to be credited with 1,000 hours of service during the initial 12-month period.

                 1.14.2 For purposes of determining years of service, the computation period shall be the plan year (and the 12-consecutive month period which is substantially the same as the plan year for periods prior to the effective date of the plan), unless otherwise specifically provided herein.

                 1.15 "CONTRIBUTION PERCENTAGE" shall mean with respect to a participant for a plan year the ratio (expressed as a percentage and calculated to the nearest one-hundredth of a percentage point) of the participant's contribution percentage amounts to the participant's testing compensation for the plan year. Pursuant to regulations issued by the Secretary of the Treasury, the Committee may elect to take into account elective deferrals made on behalf of any participant to any qualified plan maintained by the Employer for purposes of determining the contribution percentage of such participant. For purposes of determining the contribution percentage of a participant who is a five percent owner or one of the ten most highly compensated employees, the contribution percentage amounts (including elective deferrals if taken into account for purposes of determining the contribution percentage) and testing compensation of such participant shall include the contribution percentage amounts (including elective deferrals, if applicable) and testing compensation for the plan year of family members (as defined in Section 1.33.6). Family members with respect to highly compensated participants shall be disregarded as separate employees in determining the contribution percentage both for non-highly compensated participants and highly compensated participants. The determination and treatment of the contribution percentage of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                 1.16 "CONTRIBUTION PERCENTAGE AMOUNTS" shall mean the sum of the employee after-tax contributions, matching contributions, and qualified matching contributions (to the extent not taken into account (including excess contributions recharacterized as employee after-tax contributions) for purposes of the ADP test) made under the plan on behalf of the participant for the plan year. An excess contribution that is recharacterized is taken into account in the Plan Year in which the excess contribution is includable in the employee's gross income. Such contribution percentage amounts shall not include (i) employee after-tax contributions that are returned to the participant pursuant to Section 23.1.4, or (ii) matching contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess contributions, or excess aggregate contributions. The Employer may include qualified non-elective contributions in the contribution percentage amounts. The Employer also may elect to use elective deferrals in the contribution percentage amounts so long as the ADP test is met before the elective deferrals are used in the ACP test and continues to be met following the exclusion of those elective deferrals that are used to meet the ACP test. Notwithstanding the foregoing, elective deferrals distributed to a participant pursuant to the provisions of Section
23.1.4 may not be taken into account for purposes of determining the contribution percentage amount of such participant.

                 1.17 "DISABILITY" shall mean the permanent and total inability of a participant to perform his regular duties with the Employer, or any other duties the Employer is willing to assign him. The determination of the existence or nonexistence of disability shall be made by the Committee in a nondiscriminatory manner pursuant to a medical examination by a medical doctor selected or approved by the Committee.

                 1.18 "EARNED INCOME" shall mean the net earnings from self-employment in the trade or business with respect to which the plan is established for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible by the Employer under Section

404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

                 1.19 "EFFECTIVE DATE OF THE PLAN" shall mean the date that the plan becomes effective with respect to the Employer, as specified by the Employer in the Adoption Agreement.

                 1.20 "ELECTIVE DEFERRALS" shall mean contributions made to the plan during the plan year by the Employer, at the election of the participant, in lieu of cash compensation and shall include contributions that are made pursuant to a salary reduction agreement or other deferral mechanism. Such contributions must be nonforfeitable when made and distributable only as specified in Section 3.8. With respect to any taxable year, a participant's elective deferral is the sum of all Employer contributions made on behalf of such participant pursuant to an election to defer under any qualified CODA, any simplified employee pension that includes a cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective deferrals shall not include any deferrals properly distributed as excess annual additions.

                 1.21 "ELIGIBLE EMPLOYEE" shall mean each employee of the Employer; provided, that if the plan is not a standardized form plan, "eligible employee" shall mean each employee of the Employer except those excluded pursuant to the Adoption Agreement.

                 1.22 "ELIGIBLE PARTICIPANT" shall mean, for purposes of the ACP test, any employee of the Employer who is eligible to make an employee after-tax contribution, or an elective deferral (if the Employer takes such contributions into account in the calculation of the contribution percentage), or to receive a matching contribution (including forfeitures) or a qualified matching contribution. If an employee after-tax contribution or an elective deferral is required as a condition of participation in the plan, any employee who would be a participant in the plan if such employee made such a contribution shall be treated as an eligible participant on behalf of whom no employee after- tax contributions or elective deferrals are made.

                 1.23 "EMPLOYEE" shall mean, except as otherwise provided in this Section 1.23, an individual in the service of the Employer if the relationship between him and the Employer is the legal relationship of employer and employee. In determining who is an employee for the purposes of this plan, the following special provisions shall apply:

                 1.23.1 Except as provided in Section 23.5.6 and the Adoption Agreement, all employees of an affiliated employer shall be treated as employees of the Employer.

                 1.23.2 All leased employees deemed to be employees of the Employer or an affiliated employer as provided in Section 414(n) or 414(o) of the Code and the regulations thereunder shall be treated as employees of the Employer.

                 1.23.3 All employees included in a unit of employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining, shall not be treated as employees of the Employer, unless representatives of the bargaining unit and the Employer mutually agree to the inclusion of members of such bargaining unit in the plan.

                 1.23.4 All employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) shall not be treated as employees of the Employer.

See Sections 1.21 and 1.40 for provisions governing eligibility of an employee to become a participant in the plan. See Section 1.6 for definition of an affiliated employer.

                 1.24 "EMPLOYEE AFTER-TAX CONTRIBUTION" shall mean any contribution made to the plan by or on behalf of a participant that is included in the participant's gross income in the year in which made.

                 1.25 "EMPLOYER" shall mean each employer entering into an Adoption Agreement. All references herein to the "Employer" shall be applied to each such Employer as if the plan were solely the plan of that Employer.
The Employer entering into an Adoption Agreement together with the Trustee may be a corporation, or a partnership or sole proprietorship (herein, an "unincorporated employer"). If the plan is a standardized form plan, each affiliated employer must become a party to the plan by entering into the Adoption Agreement together with the Trustee. If the plan is not a standardized form plan, each affiliated employer may become a party to the plan, if desired, by entering into the Adoption Agreement together with the Trustee. With respect to each affiliated employer which becomes a party to the plan, the following special provisions shall apply:

                 1.25.1 As used in the plan, unless otherwise indicated by the context, the term "Employer" shall mean collectively all employer-parties to the plan.

                 1.25.2 The plan shall be applied as a single plan with respect to all employer-parties as if there were only one employer-party, and service for purposes of the plan shall be interchangeable among employer-parties to the plan and shall not be deemed to be interrupted by the transfer at anytime of an employee from the service of one employer-party to the plan to the service of another employer-party.

                 1.25.3 Notwithstanding anything to the contrary, there shall be a single Committee with respect to all employer-parties to the plan, which shall be the Committee designated under the Adoption Agreement.

                 1.25.4 If this plan is adopted by two or more affiliated employers, one Employer shall be designated as the "sponsoring Employer," and shall be authorized to amend the Adoption Agreement on behalf of itself and all affiliated employers, subject to Section
         11.1.2 of the plan.

                 1.26 "EMPLOYER STOCK" shall mean shares of any class of stock issued by the Employer or any other corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes the Employer.

                 1.27 "EMPLOYMENT COMMENCEMENT DATE" shall mean the date on which an employee first completes an hour of service.

                 1.28 "ENTRY DATE" shall mean the date designated by the Employer in the Adoption Agreement on which an eligible employee shall enter the plan and become a participant.

                 1.29 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended (including amendments of the Code affected thereby), and the rules and regulations issued thereunder.

                 1.30 "EXCESS AGGREGATE CONTRIBUTIONS" shall mean, with respect to any plan year, the excess of: (i) the aggregate contribution percentage amounts which are taken into account in computing the numerator of the contribution percentage and are actually made on behalf of highly compensated employees for such plan year, over (ii) the maximum contribution percentage amounts permitted by the ACP test (determined in accordance with Section 1.401(m)-1(e)(2) of the Income Tax Regulations by reducing contributions made on behalf of highly compensated employees in order of their contribution percentages, beginning with the highest of such percentages).

                 1.31 "EXCESS CONTRIBUTIONS" shall mean, with respect to any plan year, the excess of: (i) the aggregate amount of the Employer contributions which are actually taken into account in computing the ADP of highly compensated participants for such plan year and are actually made on behalf of highly compensated employees for such plan year, over (ii) the maximum amount of such contributions permitted under the ADP test (determined in accordance with Section 1.401(k)-1(f)(2) of the Income Tax Regulations by reducing contributions made on behalf of highly compensated participants in order of their ADPs, beginning with the highest of such percentages).

                 1.32 "EXCESS ELECTIVE DEFERRALS" shall mean those elective deferrals that are includable in a participant's gross income under Section 402(g) of the Code to the extent such elective deferrals exceed the dollar limitation under Section 402(g) of the Code.

                 1.33 "HIGHLY COMPENSATED PARTICIPANT" shall mean any participant who is a highly compensated employee. A "non-highly compensated participant" shall mean any participant who is neither a highly compensated participant nor a family member (within the meaning of Section 1.33.6) of a highly compensated participant. Any individual who has been a highly compensated participant but who has ceased to be a participant for any reason shall be treated as a highly compensated participant if he is a former employee within the meaning of Section 1.33.7. A "highly compensated employee" shall mean any employee who, during the determination year (as defined in Section 1.33.3) or the look-back year (as defined in Section 1.33.3):

                 (i) was at any time a five percent owner (as defined in Section 416(i)(1)(iii) of the Code);

                 (ii) received compensation from the Employer and affiliated employers in excess of $75,000 (adjusted pursuant to Section 415(d) of the Code);

                 (iii) received compensation from the Employer and affiliated employers in excess of $50,000 (adjusted pursuant to Section 415(d) of the Code) and was in the top-paid group of employees for such year; or

                 (iv) was at any time an officer and received compensation greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year. No more than 50 employees (or, if lesser, the greater of three employees or ten percent of the employees) shall be treated as officers. If for any year no officer of the Employer receives compensation greater than 50% of the dollar limitation in effect for such year, the highest paid officer of the Employer for such year shall be treated as a highly compensated employee.

For purposes of this Section 1.33, the following special provisions shall apply:

                 1.33.1 If the Employer at all times during the plan year maintains significant business activities (and employs employees in such activities) in at least two significantly separate geographic areas and satisfies such other conditions as the Secretary of the Treasury may prescribe, the Committee may elect to apply a simplified definition of highly compensated participant under the plan by substituting "$50,000" for "$75,000" in paragraph (ii) above, and disregarding paragraph (iii) above.

                 1.33.2 Notwithstanding the provisions of Section 1.23, the term "employee" shall mean an individual in the service of the Employer if the relationship between him and the Employer is the legal relationship of employer and employee.

                 1.33.3 The determination year shall be the plan year. The look-back year shall be the 12- month period immediately preceding the determination year. The Committee may elect to make the look- back year calculation for a determination year on the basis of the calendar year ending with or within the applicable determination year.

                 1.33.4 An employee not described in paragraph (ii), (iii), or (iv) above for the look-back year (without regard to this Section 1.33.4) shall not be treated as described in paragraph (ii), (iii) or
         (iv) in the current plan year unless he is one of the 100 employees paid the greatest compensation during the current plan year.

                 1.33.5 An employee who performs services for the Employer any time during the year is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20% of the employees when ranked on the basis of compensation paid during such year. For purposes of determining the number of employees in the top-paid group (but not for identifying the particular employees in the top-paid group), the following employees shall be excluded:

                          (i) employees who have not completed six months of service;

                          (ii) employees who normally work less than 17 1/2 hours per week;

                          (iii) employees who normally work not more than six months during any year;

                          (iv)    employees who have not attained age 21;

                          (v) employees who are included in a unit of employees covered by a bona fide collective bargaining agreement with the Employer; and

                          (vi) employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

         The Committee may elect to apply paragraph (i), (ii), (iii), or (iv) of this Section 1.33.5 by substituting a shorter period of service, smaller number of hours or months, or lower age for that specified in such subparagraphs.

                 1.33.6 If any individual is a member of the family of a five percent owner or of a highly compensated employee who is one of the ten most highly compensated employees during the plan year, then (i) such individual shall not be considered a separate employee, and (ii) any compensation paid to such individual (and any contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the five percent owner or highly compensated employee. For purposes of this Section 1.33.6, the term "family" or "family member" means, with respect to any employee, such employee's spouse and lineal ascendants or descendants and the spouses of lineal ascendants or descendants.

                 1.33.7 A former employee shall be treated as a highly compensated employee if he was a highly compensated employee when he separated from service, or at any time after attaining age 55.

The determination of who is a highly compensated employee, including any calendar year calculation election and any determination of the number and identity of employees in the top-paid group, the 100 employees paid the greatest compensation, the number of employees treated as officers, and the compensation considered for purposes of this Section 1.33, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                 1.34     "HOUR OF SERVICE" shall mean the following:

                 1.34.1 Each hour for which an employee is paid or entitled to payment by the Employer or an affiliated employer for the performance of service. Each such hour shall be credited to the employee for the computation period (as defined in Section 1.14) in which the service is performed.

                 1.34.2 Each hour for which an employee is paid, or entitled to payment, by the Employer or an affiliated employer on account of a period of time during which no service is performed, irrespective of whether the employment relationship has terminated, such as vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence. Each such hour shall be credited to the employee for the computation period in which no duties are performed. In applying this Section 1.34.2, the following provisions shall apply for periods in which an employee is not actually in service:

                          (i) The number of hours to be credited with respect to any single continuous period (whether or not such period occurs in a single computation period for which hours are credited) shall be the lesser of: (a) 501 hours, or (b) the number of hours for which the employee is paid with respect to such single continuous period; provided, that in determining whether an employee has incurred a break in service, the provisions of this paragraph (i) shall not limit the number of hours to be credited to such employee on account of a leave of absence;

                          (ii) No hours shall be credited with respect to payments made to the employee for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or payments solely to reimburse an employee for medical or medically related expenses incurred by the employee; and

                          (iii) An amount paid to an employee by the Employer or an affiliated employer indirectly, such as by a trust, fund, or insurer to which the Employer makes contributions or pays premiums, shall be deemed to be paid by the Employer.

                 1.34.3   Each hour (to the extent not included in Section
         1.34.1 or 1.34.2) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an affiliated employer. Each such hour shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

                 1.34.4 Each hour for which an employee is not actually in service but is required to be given credit for service under any law of the United States. Each such hour shall be credited to the employee for the computation period for which the employee is required to be given credit for service.

                 1.34.5   Notwithstanding the foregoing provisions of this
         Section 1.34, solely for the purpose of determining whether an employee has incurred a break in service for participation and vesting purposes in a computation period, the following special provisions shall apply:

                          (i) In addition to hours for which an employee is entitled to credit under the preceding paragraphs of this
                 Section 1.34, such employee shall also receive credit for each hour with respect to the period that he is on a leave of absence approved by the Employer for which he is not paid or entitled to payment.

                          (ii) An employee who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise have been credited to such employee but for such absence, or in any case in which such hours cannot be determined, eight hours of service per day of such absence. For purposes of this paragraph (ii), an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the employee, (b) by reason of a birth of a child of the employee, (c) by reason of the placement of a child with the employee in connection with the adoption of such child by such employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph (ii) shall be credited with respect to the computation period used in determining years of service and breaks in service in which the absence begins, if the crediting is necessary to prevent a break in service in that period; in all other cases, such hours of service shall be credited in the following computation period. No more than 501 hours of service are required to be credited for maternity or paternity reasons. No credit shall be given under this Section 1.34.5 unless the employee furnishes to the Committee such timely information as the Committee reasonably may require to establish that the absence is for a reason described in this Section
                 1.34.5 and the number of days for which there was such an absence.

                 1.34.6 Notwithstanding the foregoing, if the Employer shall elect the elapsed time method of crediting hours of service under the Adoption Agreement, an hour of service shall mean each hour for which an employee is paid, or entitled to payment, by the Employer for the performance of duties for the Employer.

Hours of service for all employees shall be determined on the basis of actual hours worked or such equivalency as may be designated by the Employer in the Adoption Agreement. The provisions of this Section 1.34 shall be applied in accordance with the provisions of Section 1.52 of the plan and United States Department of Labor Regulations Sections 2530.200b-2(b) and (c) (which provisions are incorporated herein by reference). The method used for determining hours of service shall be as elected by the Employer in the Adoption Agreement.

                 1.35 "LEASED EMPLOYEE" shall mean any individual, other than an employee of the Employer or an affiliated employer (the "recipient employer"), who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization") has performed services for the recipient employer (or the recipient employer and related persons determined in accordance with Section 414(n) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employment in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if: (i) such individual is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least ten percent of compensation, as defined in Section 23.5.2 of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 402(e)(3), 402(h), or 403(b) of the Code, (b) immediate participation, and (c) full and immediate vesting; and
(ii) leased employees do not constitute more than 20% of the recipient employer's non-highly compensated work force, as defined in Section 414(n)(5)(C)(ii) of the Code.

                 1.36 "MATCHING CONTRIBUTION" shall mean an Employer contribution made to this or any other defined contribution plan maintained by the Employer on behalf of a participant on account of an employee after-tax contribution made by such participant, or on account of a participant's elective deferrals.

                 1.37 "NET PROFIT" shall mean the current or accumulated earnings of the Employer as determined according to generally accepted accounting principles and practices by the accountant of the Employer, subject to the following adjustments: (i) gains or losses arising from the sale or other disposition of fixed or capital assets of the Employer shall be excluded;
(ii) taxes based upon income shall not be deducted; and (iii) contributions of the Employer under this plan or any other defined contribution plan maintained by the Employer shall not be deducted; provided, that by so specifying in the Adoption Agreement the Employer may exclude from "net profit" a stated base amount, or a specified return on the net worth of the Employer.

                 1.38 "NORMAL RETIREMENT AGE" of a participant shall mean the age specified in the Adoption Agreement. The "normal retirement date" of a participant shall mean the date he attains his normal retirement age.

                 1.39 "OWNER-EMPLOYEE" shall mean an individual who is a sole proprietor, or who is a partner owning more than ten percent of either the capital interest or profits interest in a partnership. If this plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for such other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and
(d) of the Code for the employees of this and all other trades or businesses. If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for owner-employees under this plan. If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled. For purposes of the preceding provisions of this Section 1.39, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together: (i) own the entire interest in an unincorporated trade or business, or (ii) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership. For purposes of the preceding sentence, an owner-employee, or two or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

                 1.40 "PARTICIPANT" shall mean with respect to any plan year an eligible employee who has entered the plan and any former employee who has an accrued benefit which is not wholly forfeitable for the plan year pursuant to Section 5. An eligible employee or former employee on the effective date of the plan who was a participant in a prior plan (as specified in Section 17) immediately preceding such effective date shall automatically be a participant in this plan as of such effective date. An eligible employee who was not such a participant in a prior plan and has not otherwise entered the plan shall enter the plan and become a participant in accordance with the provisions elected in the Adoption Agreement. For purposes of determining eligibility to participate, the following special provisions shall apply to the extent applicable:

                 1.40.1 An eligible employee who is not in service on the date he is eligible to enter the plan shall not enter the plan until he reenters service as an eligible employee, whereupon he shall immediately enter the plan.

                 1.40.2 If an employee incurs a one year break in service before satisfying the plan's requirements for eligibility to participate, service before such break will not be taken into account for eligibility purposes.

                 1.40.3 In the case of a participant who does not have any nonforfeitable right to his accrued benefit attributable to elective deferrals, matching contributions, or discretionary Employer contributions, years of service before a period of consecutive one year breaks in service will not be taken into account in computing eligibility service if the number of consecutive one year breaks in service in such period equals or exceeds the greater of five or the aggregate number of his years of service. Such aggregate number of years of service will not include any years of service disregarded under the preceding sentence by reason of prior breaks in service. If a participant's years of service are disregarded pursuant to this
         Section 1.40.3, such participant will be treated as a new employee for eligibility purposes. If such participant's years of service are not disregarded pursuant to this Section 1.40.3, he shall continue to participate in the plan if such breaks in service were not accompanied by a termination of service, or, if the participant had terminated service, he shall reenter the plan immediately upon his return to service.

                 1.40.4 A participant who terminates service shall reenter the plan immediately upon his return to service if such participant has a nonforfeitable right to any portion of his accrued benefit attributable to elective deferrals, matching contributions, or discretionary Employer contributions, at the time of such termination of service.

                 1.40.5 In the event a participant shall lose his status as an eligible employee, but shall not incur a break in service, such employee shall reenter the plan immediately upon his return to such eligible class. If such employee incurs a break in service, his eligibility to reenter the plan shall be determined pursuant to this
         Section 1.40. In the event an employee who is not a member of the eligible class of employees becomes a member of such eligible class, such employee shall enter the plan immediately if he has satisfied the participation requirements designated by the Employer in the Adoption Agreement and would have previously entered the plan had he been in the eligible class.

                 1.40.6 Notwithstanding the foregoing, if the Employer shall designate the elapsed time method of crediting hours of service under the Adoption Agreement, an eligible employee who otherwise has not entered the plan shall enter the plan and become a participant as of the entry date designated by the Employer in the Adoption Agreement coincident with or next following the completion of a period or periods of service which when aggregated equal at least 365 days, provided he is in service on such entry date. For the purpose of applying the foregoing provisions of this Section 1.40.6, the following provisions shall apply: (i) an eligible employee who has incurred a severance from service date on or before the date he is eligible to enter the plan and later reenters service before he incurs a break in service shall enter the plan on the date that he reenters service as an eligible employee; (ii) an eligible employee who is absent from service on the date he is eligible to enter the plan and later reenters service before he incurs a severance from service date, shall enter the plan effective as of the first entry date that occurred during his period of absence; and (iii) a participant who has incurred a break in service and later reenters service shall reenter the plan as of the date he reenters service as an eligible employee.

                 1.41 A "PERIOD OF SERVICE" shall mean a continuous period of time during which the employee is in service with the Employer. A period of service shall begin on the employee's employment commencement date or reemployment commencement date, whichever is applicable, and shall end on the date of the employee's severance from service. Notwithstanding the foregoing, a period of severance of less than 12-consecutive months shall be included in an employee's period of service.

                 1.42 A "PERIOD OF SEVERANCE" shall mean a continuous period of time during which the employee is not in service with the Employer.
A period of severance shall begin on the employee's severance from service date and shall end on the date on which the employee again completes or is credited with an hour of service.

                 1.43 "PLAN" shall mean the Godwins Booke & Dickenson Prototype Profit Sharing and Employee Savings Plan and Trust as herein set out or as duly amended. The name of the plan as applied to the Employer shall be as set forth in the Adoption Agreement. The plan is intended to be a profit sharing plan, and to permit the Employer to elect under the Adoption Agreement to include a CODA.

                 1.44 "PLAN ADMINISTRATOR" shall mean the person (or persons) or entity designated by the Employer in the Adoption Agreement to serve as plan administrator, and any successors thereto.

                 1.45 "PLAN YEAR" shall mean the 12-consecutive month period ending with the last day of the month specified by the Employer in the Adoption Agreement.

                 1.46 "QUALIFIED MATCHING CONTRIBUTIONS" shall mean any contributions that are (i) made to the plan by the Employer for the plan year and allocated to a participant's account by reason of elective deferrals or employee after-tax contributions, (ii) nonforfeitable when made, and (ii) distributable only as specified in Section 3.8.

                 1.47 "QUALIFIED NON-ELECTIVE CONTRIBUTIONS" shall mean contributions (other than matching contributions or qualified matching contributions) that are (i) made by the Employer and allocated to a participant's account that the participant may not elect to currently receive in cash, (ii) nonforfeitable when made, and (iii) distributable only as specified in Section 3.8.

                 1.48 "REEMPLOYMENT COMMENCEMENT DATE" shall mean the first date, following a break in service, on which an employee completes an hour of service.

                 1.49 "RETIRE" or "RETIREMENT" shall mean retirement within the meaning of Section 3.1, 3.2, 3.3, or 3.5.

                 1.50 "SALARY REDUCTION AGREEMENT" shall mean the written agreement entered into by a participant pursuant to the provisions of Section 2.1.

                 1.51 "SELF-EMPLOYED INDIVIDUAL" shall mean an individual who has earned income for the taxable year, or an individual who would have had earned income but for the fact that the trade or business had no net profit for the taxable year.

                 1.52 "SERVICE" shall mean employment by the Employer as an employee. In determining service, all employees of an affiliated employer and individuals deemed to be employees for purposes of the plan under Section 414(n) or 414(o) of the Code and the regulations thereunder shall be deemed to be in the service of the Employer. For purposes of this Section 1.52, the following special provisions shall apply:

                 1.52.1 Nothing in this Section 1.52 shall be construed as including as a participant an individual who is in the service of an affiliated employer which is not a party to the plan. See Section
         1.25 for requirement that each affiliated employer must become a party to a standardized form plan.

                 1.52.2 Unless otherwise elected by the Employer in the Adoption Agreement, service with an employer prior to becoming an affiliated employer shall be disregarded for all purposes of the plan.

                 1.52.3 In any case in which the Employer maintains the plan of a predecessor employer, service with such predecessor employer shall be treated as service with the Employer.

                 1.53 "SEVERANCE FROM SERVICE DATE" shall mean, with respect to an employee, the earlier of (i) the date he quits, is discharged, retires, or dies; or (ii) the first anniversary of the date he is absent from service (with or without pay) for any other reason (including but not limited to vacation, holiday, sickness, disability, leave of absence, and layoff).

                 1.54 "SHAREHOLDER-EMPLOYEE" shall mean an individual owning (or considered as owning within the meaning of Section 318(a)(1) of the Code) more than five percent of the outstanding stock of the Employer if, with respect to any taxable year of the Employer, the Employer is an S Corporation within the meaning of Section 1361(a) of the Code.

                 1.55 "SPONSOR" shall mean Godwins Booke & Dickenson, which has caused the plan to be established.

                 1.56 "SPOUSE" or "SURVIVING SPOUSE" shall mean, except as otherwise provided in the plan, the legally married spouse or surviving spouse of a participant; provided that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section 414(p) of the Code.

                 1.57 "STANDARDIZED FORM PLAN" shall mean a regional prototype plan which satisfies the requirements of Section 4.11 of Revenue Procedure 89-13. This plan is a standardized form plan if so designated in the Adoption Agreement.

                 1.58 "TAXABLE WAGE BASE" shall mean the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code, as in effect as of the first day of the plan year.

                 1.59 "TESTING COMPENSATION" shall mean any of the definitions of compensation which are set forth in Section 23.5.2, as designated by the Committee. If elected by the Committee, each such definition of compensation may be modified to include any amounts excludable from the employee's gross income under Section 125, 402(e)(3), 402(h), or 403(b) of the Code. The amount of testing compensation with respect to any participant shall include his testing compensation for the entire plan year or, if elected by the Committee, that portion of the plan year in which the employee was eligible to participate in the plan. Notwithstanding the above, a participant's testing compensation shall be subject to the annual compensation limitation set forth in Section 1.13.3.

                 1.60 "TRUST" or "TRUST FUND" shall mean the assets of the plan and trust held by the Trustee.

                 1.61 "TRUSTEE" shall mean the person (or persons) or entity designated by the Employer in the Adoption Agreement to serve as trustee, and any successors thereto.

                 1.62 A "YEAR OF SERVICE" shall mean 1,000 or more hours of service during a computation period.

                 1.62.1   Notwithstanding the foregoing provisions of this
         Section 1.62, with respect to service prior to the computation date (as defined in this Section 1.62.1), a year of service shall mean uninterrupted service for a full plan year. Service prior to the computation date shall be taken into account only with respect to employees in service on such date, and with respect to each such employee only to the extent of full plan years of uninterrupted service preceding such date (or his normal retirement age, if earlier). For this purpose, the "computation date" shall mean the later of (i) the first day of the plan year beginning in 1976, or (ii) the effective date of the plan (or, if the Employer was a party to a prior plan within the meaning of Section 17, the effective date of the prior plan).

                 1.62.2 Notwithstanding any provision of this Section 1.62 to the contrary, if the Employer shall designate the elapsed time method of crediting hours of service in the Adoption Agreement, the number of whole years of the employee's period or periods of service shall be subject to the following special provisions:

                          (i) All periods of service of the employee shall be aggregated (including nonsuccessive periods of service), and 365 days shall be deemed to equal a whole year of service. Following such aggregation, any fractional year shall be disregarded.

                          (ii) To the extent not otherwise included in the employee's period or periods of service, the time during which an employee is on a leave of absence approved by the Employer shall be included in determining his years of service.

                 1.62.3 Years of service shall include any period for which an employee would have been a leased employee but for the requirement that a leased employee perform service for the Employer, or the Employer and related persons determined in accordance with Section 414(n)(6) of the Code, on a substantially full-time basis for a period of a least one year.

                 SECTION 2.       CONTRIBUTIONS TO THE TRUST AND ALLOCATION
                                  THEREOF:

                 2.1 ELECTIVE DEFERRALS: If elected by the Employer in the Adoption Agreement, a CODA, which satisfies the requirements of Section 401(k) of the Code, shall apply and be a part of the plan.

                 2.1.1 Administrative rules governing salary reduction agreements:

                          (i) To the extent provided in the Adoption Agreement, a participant may elect to make elective deferrals under this plan by executing and delivering to the Committee a salary reduction agreement in accordance with such rules and procedures as are adopted by the Committee from time to time. Elective deferrals shall be made through payroll deduction pursuant to the participant's salary reduction agreement. A participant may elect to commence elective deferrals as of any entry date, and such election shall remain in effect until modified or terminated. A participant shall be afforded a reasonable period at such times as shall be specified by the Employer in the Adoption Agreement to modify the amount or frequency of his elective deferrals. A participant may terminate his election to make elective deferrals at any time to be effective on the first day of the next full payroll period. If not sooner terminated, a participant's salary reduction agreement shall terminate automatically as of the last day of the payroll period in which the participant shall terminate his service with the Employer.

                          (ii) The Committee may amend or revoke a salary reduction agreement with a participant at any time if the Committee determines that such amendment or revocation is necessary to ensure that the annual additions (as defined in Section 23.5.1) to the account of a participant do not exceed the annual addition limitations (described in Section 23.1.1) for such participant or that the requirements of Section 2.1.4 are met for such plan year.

                 2.1.2 Maximum amount of elective deferrals: A participant's elective deferrals are subject to any limitations imposed in the Adoption Agreement and any further limitations under the plan. No participant shall be permitted to make elective deferrals under this plan during any taxable year of the participant in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                 2.1.3    Distribution of excess elective deferrals:

                          (i) Notwithstanding any other provisions of the plan, excess elective deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than each April 15 to participants to whose accounts excess elective deferrals were allocated for the preceding taxable year and who claim excess elective deferrals for such taxable year. Excess elective deferrals shall be treated as annual additions under the plan, unless such amounts are distributed no later than April 15 following the close of the participant's taxable year. The participant's claim under this Section 2.1.3 shall be in writing; shall be submitted to the plan administrator not later than March 1; shall specify the amount of the participant's excess elective deferrals for the preceding taxable year; and shall be accompanied by the participant's written statement that if such amounts are not distributed, such excess elective deferrals, when added to amounts deferred under other plans or arrangements described in
                 Section 401(k), 408(k), or 403(b) of the Code, will exceed the limit imposed on the participant by Section 402(g) of the Code for the taxable year in which the deferral occurred. A participant is deemed to notify the plan administrator of any excess elective deferrals that arise by taking into account only those elective deferrals made to this plan and any other plan of the Employer. The amount of a Participant's excess elective deferrals that must be distributed for a taxable year pursuant to this Section shall be reduced by any Excess Contributions previously distributed or recharacterized with respect to the Participant for the Plan year beginning with or within such taxable year.

                          (ii) Excess elective deferrals shall be adjusted for income or loss up to the date of distribution, provided that the Committee may disregard income or loss allocable to the period between the end of the taxable year and the date such excess elective deferrals are distributed (the "gap period") in determining income or loss. The amount of income or loss allocable to a participant's excess elective deferrals for a taxable year shall be determined under one of the following methods selected by the Committee:

                                  (a)      General method:  The income or loss
                          allocable to a participant's excess elective deferrals for a taxable year shall be determined by multiplying the income or loss allocable to the participant's elective deferral account for the taxable year (and the gap period, if so elected by the Committee) by a fraction, the numerator of which is the participant's excess elective deferrals for the taxable year and the denominator is the sum of:
                          (I) the participant's elective deferral account balance as of the beginning of the taxable year, plus (II) the participant's elective deferrals for the taxable year (and the gap period, if so elected by the Committee);

                                  (b)      Safe harbor method:  The income or
                          loss allocable to a participant's excess elective deferrals for a taxable year shall be determined by adding (I) the amount determined in paragraph (a) above with respect to the participant for the taxable year (without regard to the gap period), plus (II) the amount determined by multiplying ten percent of the amount determined under "(I)" above by the number of whole calendar months in the gap period, counting the month of distribution if distribution occurs after the 15th of such month; or

                                  (c)      Other alternative methods:  The
                          income or loss allocable to a participant's excess elective deferrals for a taxable year (and the gap period, if so elected by the Committee) may be determined by applying any reasonable method selected by the Committee, provided such method is used consistently for all participants and for all corrective distributions under the plan for the taxable year, and is used by the plan for allocating income or loss to participants' accounts.

                 Notwithstanding the above, the determination of income or loss attributable to a participant's excess elective deferrals shall be made in all respects in accordance with Section 1.402(g)-1(e)(5) of the Income Tax Regulations.

                 2.1.4    Limitations on elective deferrals:

                          (i) Actual deferral percentage: With respect to any plan year beginning on or after January 1, 1987, the ADP for the group of highly compensated participants for each plan year shall bear to the ADP for the group of all non-highly compensated participants for the same plan year a relationship that satisfies either of the following tests:

                                  (a)      The ADP for the group of highly
                          compensated participants for the plan year is not more than the ADP for the group of non-highly compensated participants for the same plan year multiplied by 1.25; or

                                  (b)      The ADP for the group of highly
                          compensated participants for the plan year is not more than the ADP for the group of non-highly compensated participants for the same plan year multiplied by 2.0, and the excess of the ADP for the group of highly compensated participants over that of all non-highly compensated participants is not more than two percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe by regulation to prevent the multiple use of this alternative limitation with respect to any highly compensated participant).

                          (ii)    Special rules for calculating the ADP:

                                  (a)      The ADP for any highly compensated
                          participant for the plan year who is eligible to have elective deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if treated as elective deferrals for purposes of the ADP test) allocated to his account under two or more arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if such elective deferrals (and if applicable, qualified matching contributions or qualified non-elective contributions or both) were made under a single arrangement. If a highly compensated employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under
                          Section 401(k) of the Code.

                              (b)          In the event that this plan
                          satisfies the requirements of Sections 401(k), 401(a)
                          (4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this plan, then the ADP test shall be applied by determining the actual deferral percentages of employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same plan year.

                                  (c)      For purposes of determining the ADP
                          test, elective deferrals, qualified non-elective contributions, and qualified matching contributions must be made before the last day of the 12-month period immediately following the plan year to which such contributions relate.

                                  (d)      The Employer shall maintain records
                          sufficient to demonstrate satisfaction of the ADP test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

                                  (e)      Notwithstanding anything to the

                          contrary in the plan, the determination and treatment of elective deferrals and the ADP of any participant shall satisfy Section 1.401(k)-1(b) of the Income Tax Regulations and such other requirements as may be prescribed by the Secretary of the Treasury.

                          (iii)   Distribution of excess contributions:

                                  (a) Notwithstanding any other provisions of the plan and except as otherwise provided in
                          Section 2.1.4(iii)(e), excess contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each plan year to participants to whose accounts such excess contributions were allocated for the preceding plan year. If such excess amounts are distributed more than two and one-half months after the last day of the plan year in which such excess amounts arose, a ten percent excise tax will be imposed on the Employer with respect to such amounts. Such distributions shall be made to highly compensated participants on the basis of the respective portions of the excess contributions attributable to each of such employees. Excess contributions of participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the elective deferrals (and amounts treated as elective deferrals) of each family member that is combined to determine the combined ADP.

                                  (b)      Excess contributions (including the
                          amounts recharacterized as employee after-tax contributions) shall be treated as annual additions under the plan.

                                  (c) The amount of a Participant's Excess Contributions to be distributed or recharacterized pursuant to this Section for a Plan Year shall be reduced by any Excess Elective Deferrals previously distributed to the Participant for the Participant's taxable year ending with or within such Plan Year.

                                  (d)      Determination of income or loss:
                          Excess contributions shall be adjusted for income or loss up to the date of distribution, provided that the Committee may disregard income or loss allocable to the period between the end of the plan year and the date such excess contributions are distributed (the "gap period") in determining income or loss. The income or loss allocable to a participant's excess contributions for a plan year shall be determined under one of the following methods selected by the
                          Committee:

                                        (I)  General method:  The income or
                                  loss allocable to a participant's excess contributions for a plan year shall be determined by multiplying the income or loss allocable to the participant's account attributable to elective deferrals (and qualified non-elective contributions and/or qualified matching contributions, if any of such contributions are included in the ADP test) for the plan year (and the gap period, if so elected by the Committee) by a fraction. The numerator of such fraction is the participant's excess contributions for the plan year and the denominator is the sum of:
                                  (A) the balance of the participant's account attributable to elective deferrals (and qualified non-elective contributions and/or qualified matching contributions, if any of such contributions are included in the ADP test) as of the beginning of the plan year, plus (B) the participant's elective deferrals (and qualified non-elective contributions and/or qualified matching contributions, if any of such contributions are included in the ADP test) for the plan year (and the gap period, if so elected by the Committee);

                                        (II)    Safe harbor method:  The income
                                  or loss allocable to a participant's excess contributions for a plan year shall be determined by adding

                                  (A) the amount determined in subparagraph (I) above with respect to the participant for the plan year (without regard to the gap period), plus (B) the amount determined by multiplying ten percent of the amount determined under "(A)" above by the number of whole calendar months in the gap period, counting the month of distribution if distribution occurs after the 15th of such month; or

                                        (III)  Other alternative methods:  The
                                  income or loss allocable to a participant's excess contributions for a plan year (and the gap period, if so elected by the Committee) may be determined by applying any reasonable method for computing the income or loss allocable to excess contributions, provided such method is used consistently for all participants and for all corrective distributions under the plan for the plan year, and is used by the plan for allocating income or loss to participants' accounts.

                          Notwithstanding the above, the determination of income or loss attributable to a participant's excess contributions shall be made in all respects in accordance with Section 1.401(k)-1(f)(4) of the Income Tax Regulations.

                                  (d)      Accounting for excess contributions:
                          Unless otherwise prescribed by the Committee, amounts distributed under Section 2.1.4(iii) shall first be treated as distributions from the participant's elective deferral account and qualified matching contribution account (if applicable) in proportion to the participant's elective deferrals and qualified matching contributions (to the extent used in the ADP test) for the plan year. Excess contributions shall be distributed from the participant's qualified non-elective contribution account only to the extent that such excess contributions exceed the balance in the participant's elective deferral account and qualified matching contribution account.

                                  (e) Recharacterization: If the Employer elects in the Adoption Agreement to allow employee after-tax contributions, the Employer may treat a participant's excess contributions (without adjustment for income or loss allocable thereto) as an amount distributed to the participant and then contributed by the participant to the plan. Recharacterized amounts will remain allocated to a participant's elective deferral account, together with any earnings allocated to such recharacterized amounts, and will continue to be subject to the same distribution requirements as elective deferrals. Amounts may not be recharacterized by a highly compensated participant to the extent that such amounts in combination with other employee after-tax contributions made by that employee would exceed any stated limit under the plan for employee after-tax contributions. Recharacterization must occur no later than two and one-half months after the last day of the plan year in which such excess contributions arose and is deemed to occur no earlier than the date the last highly compensated participant is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the participant for the participant's taxable year in which the participant would have received them in cash.

                 2.1.5 Qualified non-elective contributions: In lieu of distributing or recharacterizing excess contributions as provided in
         Section 2.1.4 above, the Employer shall be authorized to make such qualified non-elective contributions on behalf of those employees designated in the Adoption Agreement as shall be needed to satisfy the ADP test described in Section 2.1.4(i) of the plan or the ACP test described in Section 2.3.6(i) of the plan, or both, pursuant to the Income Tax Regulations. Qualified non-elective contributions may be treated as elective deferrals under the ADP test only if the conditions described in Section 1.401(k)-1(b)(5) of the Income Tax Regulations are satisfied.

                 2.1.6 Separate accounts: The Committee shall maintain a separate account, designated as the participant's "elective deferral account," with respect to that portion of the participant's accrued benefit that is attributable to elective deferrals. The Committee shall maintain a separate account, designated as the participant's "qualified non-elective contribution account," with respect to that portion of the participant's accrued benefit that is attributable to qualified non-elective contributions. Each separate account shall be credited with the applicable contributions, earnings and losses, distributions, and other adjustments in the manner provided in Section 7.

                 2.1.7 Vesting: A participant's elective deferral account and qualified non-elective contribution account shall be nonforfeitable at all times.

                 2.1.8 Allocation of elective deferral and qualified non-elective contributions: The Employer shall contribute and allocate to each participant's elective deferral account on each adjustment date an amount equal to the amount of the participant's elective deferrals made pursuant to his salary reduction agreement since the preceding adjustment date. Qualified non-elective contributions shall be allocated to the accounts of those employees designated in the Adoption Agreement in the manner elected by the Employer in the Adoption Agreement. Under no circumstances may elective deferrals be contributed and allocated to the trust under the plan later than 30 days after the close of the plan year for which the contributions are deemed to be made, or such other time as provided in applicable Income Tax Regulations. Qualified non-elective contributions must actually be paid to the trust no later than the end of the 12-month period immediately following the plan year with respect to which the contribution is allocated.

                 2.2      EMPLOYEE AFTER-TAX CONTRIBUTIONS:

                 2.2.1 Employee after-tax contributions: If the Employer so specifies in the Adoption Agreement, each participant may at his option make employee after-tax contributions to the plan in the form of cash through payroll deduction, subject to such limitations and requirements as shall be determined by the Committee. The Employer shall deliver such contributions to the Trustee as soon as practicable following each payroll date, along with a designation of the participants to whose employee after-tax contribution accounts the contributions are to be credited and such other information as the
         Trustee shall reasonably require.   Employee after-tax contributions
         made with respect to plan years beginning on and after January 1, 1987 must comply with the average contribution percentage test described in
         Section 401(m) of the Code.

                 2.2.2 Administrative rules governing employee after-tax contributions:

                          (i) A participant may elect to commence employee after-tax contributions as of any entry date specified by the Employer in the Adoption Agreement. A participant's election to commence employee after-tax contributions shall remain in effect until modified or terminated. A participant shall be afforded a reasonable period at such times as shall be specified by the Employer in the Adoption Agreement to modify the amount or frequency of his employee after-tax contributions. A participant may terminate his election to make employee after-tax contributions at any time to be effective on the first day of the next full payroll period.
                 If not sooner terminated, a participant's election to make employee after-tax contributions shall terminate automatically as of the last day of the payroll period in which the participant shall terminate his service with the Employer.

                          (ii)    The Committee may amend or revoke a
                 participant's election to make employee after-tax contributions at any time if the Committee determines that such amendment or revocation is necessary to ensure that the annual additions (as defined in Section 23.5.1) to the account of a participant do not exceed the annual addition limitations (described in Section 23.1.1) for such participant or that the requirements of Section 2.3.6 are met for such plan year.

                 2.2.3 Separate accounts: The Committee shall maintain a separate account, designated as the participant's "employee after-tax contribution account," with respect to that portion of a participant's accrued benefit that is attributable to his employee after-tax contributions. The employee after-tax contribution account of a participant shall be credited with the participant's employee after-tax contributions, earnings and losses, distributions, and adjustments in the manner provided in Section 7. In no event shall any forfeiture under the plan be allocated to the participant's employee after-tax contribution account.

                 2.2.4 Vesting: The employee after-tax contribution account of each participant shall be nonforfeitable at all times.

                 2.3      MATCHING CONTRIBUTIONS:

                 2.3.1 Matching contributions: If elected by the Employer in the Adoption Agreement, the Employer shall make matching contributions to the plan in cash and/or shares of Employer stock, if the Employer shall elect in the Adoption Agreement to permit plan assets to be invested in Employer stock. The amount of such matching contributions shall be calculated by reference to the participant's elective deferrals and/or employee after-tax contributions as specified by the Employer in the Adoption Agreement.

                 2.3.2 Qualified matching contributions: The Employer shall be authorized to make such qualified matching contributions to the accounts of those employees designated in the Adoption Agreement as shall be needed to satisfy the ADP test described in Section 2.1.4 of the plan. The amount of such qualified matching contributions to be taken into account for the ADP test shall be determined each plan year by the Employer. Qualified matching contributions may be treated as elective deferrals under the ADP test only if the conditions described in Section 1.401(k)-1(b)(5) of the Income Tax Regulations are satisfied.

                 2.3.3 Separate accounts: The Committee shall maintain a separate account, designated as the participant's "matching contribution account," with respect to that portion of a participant's accrued benefit that is attributable to matching contributions. If all matching contributions made by the Employer do not satisfy the requirements of qualified matching contributions, then the Committee shall maintain a separate account, designated as the participant's "qualified matching contribution account," with respect to that portion of the participant's accrued benefit that is attributable to qualified matching contributions. Each separate account shall be credited with the applicable contributions, earnings and losses, distributions, and other adjustments in the manner provided in
         Section 7.

                 2.3.4 Vesting: Matching contributions shall be vested in accordance with the Employer's election in the Adoption Agreement. In any event, matching contributions shall be nonforfeitable upon the occurrence of an event described in Section 5.1. A participant's qualified matching contribution account shall be nonforfeitable at all times.

                 2.3.5 Forfeitures of matching contributions: Forfeitures of matching contributions other than excess aggregate contributions shall be made in accordance with the forfeiture provisions elected by the Employer in the Adoption Agreement. Notwithstanding any provision in the plan to the contrary, if all or part of a participant's elective deferrals or employee after-tax contributions is treated as an excess elective deferral, an excess contribution, or an excess aggregate contribution, any matching contribution made with respect to such elective deferral or employee after-tax contribution, as appropriate, adjusted for income and losses allocable thereto, and which is not distributed or forfeited in order to enable the plan to comply with the ACP test in

         Section 2.3.6, shall be forfeited by the participant on or before the March 15 next following the end of the plan year for which the matching contribution was made (the "forfeiture date"). The income or loss allocable to the forfeited matching contribution for the plan year of such matching contribution shall be determined in the same manner as for excess aggregate contributions under Section 2.3.6.

                 2.3.6 Limitations on matching contributions and employee after-tax contributions:

                          (i) Average contribution percentage: With respect to any plan year beginning on or after January 1, 1987, the ACP for the group of highly compensated participants for each plan year shall bear to the ACP for the group of all non-highly compensated participants for the same plan year a relationship that satisfies either of the following tests:

                                  (a)      The ACP for the group of highly
                          compensated participants for the plan year is not more than the ACP for the group of all non-highly compensated participants for the same plan year multiplied by 1.25; or

                                  (b)      The ACP for the group of highly
                          compensated participants for the plan year is not more than the ACP for the group of all non-highly compensated participants for the plan year multiplied by 2.0, and the excess of the ACP for highly compensated participants over that of all non-highly compensated participants is not more than two percentage points (or such lesser amount as the Secretary of the Treasury shall prescribe by regulations to prevent the multiple use of this alternative limitation with respect to any highly compensated participant).

                          (ii)    Special rules for calculating the ACP:

                                  (a) The following rules shall be applied to prevent the multiple use of the alternative limitation (as defined Section 1.402(m)-2 of the Income Tax Regulations) with respect to any plan year. If one or more highly compensated participants participate in both a CODA and a plan subject to the ACP test maintained by the Employer, and the sum of the ADP and ACP of those highly compensated employees subject to either or both tests exceeds the aggregate limit, then the ACP of those highly compensated participants who also participate in a CODA will be reduced (beginning with the highly compensated employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each highly compensated participant's contribution percentage amount is reduced shall be treated as an excess aggregate contribution. The ADP and ACP of the highly compensated participants are determined after any corrections required to meet the ADP and ACP tests. Multiple use of the alternative limitation does not occur if both the ADP and ACP of the highly compensated participants do not exceed 1.25 multiplied by the ADP and ACP of the group of non-highly compensated participants.

                                  (b)      For purposes of this Section 2.3.6,
                          the contribution percentage for any highly compensated participant who is eligible to have contribution percentage amounts allocated to his account under two or more plans described in Section 401(a) of the Code, or arrangements described in
                          Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if the total of such contribution percentage amounts was made under each plan. If a highly compensated employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as the same arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                                  (c)      In the event that this plan
                          satisfies the requirements of Section 401(m), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then the ACP test shall be applied by determining the contribution percentages of participants as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same plan year.

                                  (d)      For purposes of the ACP test,
                          employee after-tax contributions are considered to have been made in the plan year in which contributed to the trust. Matching contributions and qualified non-elective contributions will be considered made for a plan year if made no later than the end of the 12-month period beginning on the day after the close of the plan year.

                                  (e)      The Sponsor shall maintain records
                          that enable it (i) to monitor the Employer's compliance with the requirements of Section 401(m) of the Code, (ii) to perform the ACP test for the Employer for the plan year, and (iii) to notify the Employer if it is required to correct any excess aggregate contributions.

                                  (f)      Notwithstanding anything to the
                          contrary in the plan, the determination and treatment of employee after-tax contributions and matching contributions and the contribution percentage of any participant shall satisfy Section 1.401(m)-1(b) of the Income Tax Regulations and such other requirements as may be prescribed by the Secretary of the Treasury.

                          (iii)   Distribution of excess aggregate
                 contributions:

                                  (a)      General rule:  Notwithstanding any
                          other provision of this plan, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each plan year to participants to whose accounts such excess aggregate contributions were allocated for the preceding plan year. Excess aggregate contributions of participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the contribution percentage amount of each family member that is combined to determine the combined ACP. If such excess aggregate contributions are distributed more than two and one-half months after the last day of the plan year in which such excess amounts arose, a ten percent excise tax will be imposed on the Employer maintaining the plan with respect to those amounts. Excess aggregate contributions shall be treated as annual additions under the plan. The distribution (or forfeiture, if applicable) of excess aggregate contributions shall be made on the basis of the respective portions of such amounts attributable to each highly compensated employee.

                                  (b)      Determination of income or loss:
                          Excess aggregate contributions shall be adjusted for income or loss up to the date of distribution, provided that the Committee may disregard income or loss allocable to the period between the end of the plan year and the date such excess aggregate contributions are distributed in determining income or loss (the "gap period"). The income or loss allocable to a participant's excess aggregate contributions for a plan year shall be determined under one of the following methods selected by the
                          Committee:

                                        (I)     General method:  The income or
                                  loss allocable to a participant's excess aggregate contributions for a plan year shall be determined by multiplying the income or loss allocable to the participant's account attributable to contribution percentage amounts for the plan year (and the gap period, if so elected by the Committee) by a fraction. The numerator of such fraction is the participant's excess aggregate contributions for the plan year and the denominator is the sum of: (A) the balance of the participant's account attributable to the contribution percentage amounts as of the beginning of the plan year, plus (B) the participant's contribution percentage amounts for the plan year (and the gap period, if so elected by the Committee);

                                        (II)    Safe harbor method:  The income
                                  or loss allocable to a participant's excess aggregate contribution for a plan year shall be determined by adding (A) the amount determined in subparagraph (I) above with respect to the participant for the plan year (without regard to the gap period), plus (B) the amount determined by multiplying ten percent of the amount determined under "(A)" above by the number of whole calendar months in the gap period, counting the month of distribution if distribution occurs after the 15th of such month; or

                                        (III)   Other alternative methods:
                                  The income or loss allocable to a
                                  participant's excess aggregate contribution for a plan year (and the gap period, if so elected by the Committee) may be determined by applying any reasonable method for computing the income or loss allocable to excess aggregate contributions, provided such method is used consistently for all participants and for all corrective distributions under the plan for the plan year, and is used by the plan for allocating income or loss to participants' accounts.

                          Notwithstanding the above, the determination of income or loss attributable to a participant's excess aggregate contributions shall be made in all respects in accordance with Section 1.401(m)-1(e)(3) of the Income Tax Regulations.

                                  (c)      Treatment of forfeitures of excess
                          aggregate contributions: Forfeitures of excess aggregate contributions shall be treated in the same manner as elected by the Employer in the Adoption Agreement with respect to forfeitures of matching contributions, except that if such forfeitures are reallocated, they shall only be reallocated among the accounts of non-highly compensated participants. Amounts forfeited by highly compensated participants under this Section 2.3 shall be treated as annual additions under the plan.

                                  (d)      Accounting for excess aggregate
                          contributions: Unless otherwise prescribed by the Committee, excess aggregate contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the participant's employee after-tax contribution account, matching contribution account, and qualified matching contribution account (and, if applicable, the participant's qualified non-elective contribution account or elective deferral account, or both).

                                  (e)      Order of determination:  The
                          determination of the excess aggregate contributions shall be made after first determining the excess elective deferrals, and then determining the excess contributions under the plan.

                 2.4. DISCRETIONARY EMPLOYER CONTRIBUTIONS: The Employer shall contribute to the trust for the taxable year of the Employer that ends with or within the plan year such amount as provided in the Adoption Agreement. Discretionary Employer contributions may be made in cash and/or shares of Employer stock, if the Employer shall elect in the Adoption Agreement to permit plan assets to be invested in Employer stock. The Committee shall maintain a separate account, designated as the participant's "discretionary Employer contribution account," with respect to that portion of the participant's accrued benefit that is attributable to discretionary Employer contributions under the plan. Subject to the provisions of Sections 22 and 23, any discretionary Employer contribution shall be allocated as of each adjustment date as specified by the Employer in the Adoption Agreement. The discretionary Employer contribution account shall be vested in accordance with the Employer's election in the Adoption Agreement, and adjusted as of each adjustment date in accordance with the provisions of Section 7.

                 2.5 VOLUNTARY DEDUCTIBLE EMPLOYEE CONTRIBUTIONS: A participant may not make voluntary deductible employee contributions to the plan with respect to his taxable years beginning after December 31, 1986. The Committee shall maintain a separate account, designated as the participant's "deductible contribution account," with respect to each participant who had made such voluntary deductible employee contributions under a predecessor plan prior to January 1, 1987. The deductible contribution account of each participant shall be nonforfeitable and shall be adjusted as of each adjustment date in accordance with the provisions of Section 7. In no event shall any forfeiture under the plan be allocated to the participant's deductible contribution account. Assets in the participant's deductible contribution account may be commingled for investment with other funds of the trust.

                 2.6 MANDATORY EMPLOYEE CONTRIBUTIONS: A participant shall not be required to make contributions to the trust for any plan year beginning on or after the effective date of the plan. The Committee shall maintain a separate account, designated as the participant's "mandatory contribution account," with respect to each participant having made mandatory contributions under a predecessor plan. The mandatory contribution account of each participant shall be nonforfeitable and shall be adjusted as of each adjustment date in accordance with the provisions of Section 7. In no event shall any forfeiture under the plan be allocated to the participant's mandatory contribution account. Assets in the participant's mandatory contribution account may be commingled for investment with other funds of the trust.

                 2.7 MAXIMUM CONTRIBUTION PERMITTED: In no event shall the total contribution made under this Section 2 for any plan year exceed the maximum amount deductible for federal income tax purposes by the Employer for the taxable year. Each contribution to the plan shall be made conditional upon being deductible under Section 404 of the Code and upon the plan being qualified under Section 401(a) of the Code for the plan year for which such contribution is made.

                 2.8      REQUIREMENT OF CURRENT OR ACCUMULATED NET PROFITS:
Elective deferrals, qualified non-elective contributions, matching contributions, and qualified matching contributions shall be made by the Employer to the plan without regard to the current or accumulated net profits of the Employer. If elected by the Employer in the Adoption Agreement, discretionary Employer contributions may be made pursuant to Section 2.4 without regard to the current or accumulated net profits of the Employer.

                 SECTION 3. RETIREMENT; TERMINATION OF SERVICE; DEATH; ENTRY OF QUALIFIED DOMESTIC RELATIONS ORDER:

                 3.1 NORMAL RETIREMENT: A participant who is in service may retire from service at his normal retirement date.

                 3.2 EARLY RETIREMENT: If so specified by the Employer in the Adoption Agreement, and subject to the requirements for early retirement set forth therein, a participant may elect early retirement effective as of any adjustment date prior to his normal retirement date by filing written notice with the Committee on or before such adjustment date. Such election shall be irrevocable when filed.

                 3.3 DELAYED RETIREMENT: If a participant shall remain in service following his normal retirement date, his retirement date shall be the date he shall actually retire. During the period that such participant remains in service pursuant to this Section 3.3, he shall continue to participate for and including each plan year in which he meets the requirements therefor. If an employee not otherwise a participant becomes eligible to enter the plan following his normal retirement date, the provisions of this Section 3.3 shall apply in determining his retirement date.

                 3.4 DEATH: If a participant dies, his vested accrued benefit shall be paid to his beneficiary pursuant to the provisions of Section 4.2.

                 3.5 DISABILITY: If a participant suffers disability while in service, he may elect to retire as of any adjustment date following the establishment of his disability by filing written notice with the Committee on or before such adjustment date. Such election shall be irrevocable when filed.

                 3.6 TERMINATION OF SERVICE: The following provisions shall apply in the event a participant terminates service before he is eligible to retire under the plan:

                 3.6.1 Distribution election: Such participant may elect to receive a distribution of his vested accrued benefit as of the termination adjustment date specified in the Adoption Agreement, or to defer such distribution until a later date provided in this Section
         3.6. The Committee shall notify the participant of his rights under this Section 3.6.1 at least 30 days, but in no event more than 90 days, prior to the termination adjustment date. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the plan. The participant's election shall be submitted in writing to the Committee on or before the participant's termination adjustment date. Such election shall be irrevocable when filed, except that the election shall be disregarded if the participant is in service when benefit payments are to commence. If the participant elects to receive a distribution of his vested accrued benefit as of the termination adjustment date, the manner of distribution shall be determined under Section 4.1 as if the termination adjustment date were the normal retirement date of the participant. The Committee shall advise each participant that the taxable portion of his distribution may be subject to mandatory 20% federal income tax withholding, unless the participant elects to make a direct transfer of the taxable portion of such distribution to another qualified retirement plan or individual retirement arrangement in accordance with Section 19.2. In addition, if a distribution is made to a participant pursuant to Section 4.1 before he attains age 55, the Committee shall advise him that the taxable portion of the distribution may be subject to an additional ten percent income tax.

                 3.6.2 Deferred distribution election: If the participant has elected not to receive his vested accrued benefit pursuant to
         Section 3.6.1, he may elect to receive his vested accrued benefit as of the adjustment date coincident with or next following the date on which he satisfies the age requirement for early retirement (the "early retirement adjustment date"). This Section 3.6.2 shall only apply if the plan permits early retirement and the participant has satisfied any service requirement but not the age requirement therefor at the time of his termination from service. The Committee shall notify such participant of his rights under this Section 3.6.2, and the participant shall make the election provided in this Section 3.6.2, at the time and in the manner described in Section 3.6.1, treating for this purpose the early retirement adjustment date as if it were the termination adjustment date.

                 3.6.3 Distribution in the absence of an election: If the vested accrued benefit of the participant is not distributed pursuant to Section 3.6.1, it shall be held under the plan for future payment until the first to occur of: (i) his death; (ii) his election to receive his vested accrued benefit as of his early retirement adjustment date pursuant to Section 3.6.2; or (iii) the later of his normal retirement age or age 62, whereupon it shall be distributed to him or his beneficiary, as the case may be, in the manner provided in

         Section 4. If elected by the Employer in the Adoption Agreement, the amount of the vested accrued benefit which shall be held for the participant under this Section 3.6.3 shall be set aside in a special account (the "deferred payment account"). The Trustee shall segregate the deferred payment account from the general assets of the trust as of the participant's termination adjustment date. The deferred payment account shall be invested by the Trustee in short-term, interest-bearing securities or certificates which may be readily converted to cash without penalty, and which provide for maximum safety of principal (the "conservative investments"). The deferred payment account shall be subject to adjustment as of each adjustment date in the manner specified in the applicable provisions of Section 7, treating for this purpose the assets in which the deferred payment account are invested as if they composed the entire trust fund. If a deferred payment account is established pursuant to this Section 3.6.3 and the Trustee maintains directed investment funds (as defined in Section 8.1.1), in lieu of investing the deferred payment account in the conservative investments, at the direction of the Committee the deferred payment account may be invested by the Trustee in the most conservative directed investment fund as designated by the Committee and adjusted in the manner provided in Section 8.1.2. Notwithstanding the foregoing, if the Employer has authorized participant directed investments under the plan, only that portion of the terminated participant's vested accrued benefit which is not credited to his directed separate accounts (as defined in Section 8.1) as of his termination adjustment date, if any, shall be transferred to a deferred payment account and invested in the manner provided in this Section
         3.6.3. If elected by the Employer in the Adoption Agreement, such terminated participant may be permitted to continue to direct the investment of his directed separate accounts in accordance with Section 8, until his vested accrued benefit is paid to him or his beneficiary in full as provided in this Section 3.6.3. If a participant is not permitted to direct the investment of his directed separate accounts following his termination of service, the amounts credited to the participant's directed separate accounts will be transferred as of his termination adjustment date to the most conservative directed investment fund designated by the Committee.

                 3.7 CASH-OUT DISTRIBUTIONS: Notwithstanding any other provision of the plan, if the vested accrued benefit of a participant does not exceed $3,500 as of the adjustment date coincident with or next following the date of his termination of service for any reason, including death, and such vested accrued benefit has never exceeded $3,500 as of the date of any prior distribution under the plan, then his vested accrued benefit shall be automatically paid in a lump sum as soon as administratively feasible after such adjustment date to the person entitled thereto without regard to any election made by the participant and without the consent of the participant or the participant's spouse. For purposes of this Section 3.7, if the value of a participant's vested accrued benefit is zero, the participant shall be deemed to have received distribution of such vested accrued benefit. The Committee shall advise each participant that the taxable portion of his cash-out distribution may be subject to mandatory 20% federal income tax withholding, unless the participant elects to make a direct transfer of the taxable portion of such distribution to another qualified retirement plan or individual retirement arrangement in accordance with Section 19.2. In addition, if a distribution is made to a participant before he attains age 59 1/2, the Committee shall advise him that the taxable portion of the distribution may be subject to an additional ten percent income tax.

                 3.8 LIMITATIONS ON CERTAIN DISTRIBUTIONS: Except as provided in the Adoption Agreement, elective deferrals, qualified non-elective contributions, qualified matching contributions, and income allocable thereto are not distributable to the participant, or the participant's beneficiary, earlier than upon separation from service, death, or disability of the participant.

                 3.9 ENTRY OF A QUALIFIED DOMESTIC RELATIONS ORDER: If the participant's accrued benefit becomes subject to a qualified domestic relations order within the meaning of Section 414(p) of the Code, the alternate payee's benefit shall be paid pursuant to the provisions of Section 4.5.

         SECTION 4.       PAYMENT OF BENEFITS:

                 4.1 DISTRIBUTION OF ACCRUED BENEFITS: Subject to the provisions of Section 9 relating to the distribution of Employer stock, the following provisions of this Section 4 shall apply to any distribution of a participant's accrued benefit under the plan:

                 4.1.1 Payment of benefits following retirement: A participant may elect to have the value of his vested accrued benefit determined as of the close of business of the plan on the adjustment date coincident with or next following the date he retires pursuant to
         Section 3.1, 3.2, 3.3, or 3.5, or as of such later adjustment date as he may elect pursuant to Section 4.1.2, and to have such amount paid to him, or applied for his benefit, in one of the following options, as designated by the Employer in the Adoption Agreement:

                          (i)     Term certain:  Subject to the provisions of
                 Section 4.1.2, payment of the vested accrued benefit to him in approximately equal monthly installments over a whole number of years not exceeding the life expectancy of the participant or the joint life expectancy of the participant and his designated beneficiary, provided that, if this plan is not an amendment of a prior plan and is not the transferee of assets from another plan maintained by the Employer, the maximum number of years over which installment distributions will be made under the plan shall be ten.

                          (ii) Lump sum: Payment of the vested accrued benefit to him in a single lump sum.

                 4.1.2 Special distribution rules: In applying the foregoing provisions of Section 4.1.1, the following special provisions shall apply:

                          (i) Any election of a distribution option described in Section 4.1.1 shall be made in writing on a form to be provided by the Committee and filed with the Committee on or before the adjustment date as of which payment is to commence. Such election shall be irrevocable on or after such adjustment date (except as otherwise provided in paragraph (v) of this Section 4.1.2). If a participant shall fail to designate one of the distribution options described in Section 4.1.1, his vested accrued benefit shall be paid to him in a single lump sum.

                          (ii)    Any distribution made pursuant to Section
                 4.1.1 shall commence as soon as practicable following the adjustment date as of which the participant's vested accrued benefit is determined. A participant must be informed of his right to defer the commencement of the distribution of his vested accrued benefit to any adjustment date following his retirement. Prior to any adjustment date elected by a participant, such participant may elect to defer commencement thereof to a subsequent adjustment date. Such election shall be filed in writing with the Committee prior to the adjustment date as of which his benefit would otherwise commence. Such election may be revoked or changed as of any adjustment date between the date filed and the adjustment date to which the vested accrued benefit is deferred by filing a written revocation or change with the Committee prior to the adjustment date as of which the revocation or change is to be effective. If a participant shall fail to designate an adjustment date as of which the distribution of his vested accrued benefit shall begin, he shall be deemed to have elected to defer such distribution until the adjustment date coincident with or immediately following the later of (a) his attainment of his normal retirement age or (b) his termination of service. Notwithstanding any such election (or deemed election) to defer the distribution of his vested accrued benefit, a participant's vested accrued benefit must be distributed, or begin to be distributed, no later than his required beginning date (as defined in Section 4.4.6) in one of the distribution options described in Section 4.1.1, as elected by the participant.

                          (iii) Unless a participant shall elect to defer the commencement of payment of his vested accrued benefit, such payment must commence within 60 days following the last adjustment date for the plan year in which occurs the latest of: (a) the participant's attainment of age 65 (or normal retirement age, if earlier); (b) the tenth anniversary of the year in which the participant commenced participation in the plan; or (c) the participant's retirement or termination of service for any other reason. In the event that, within the applicable 60-day period, the amount of the payment to commence cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payments retroactive to the close of such 60-day period shall be made within 60 days after the amount has been determined or the recipient has been located, whichever shall be applicable. Notwithstanding the foregoing, the failure of a participant to elect to receive a distribution under Sections 3.6.1 or 3.6.2 shall be deemed to be an election to defer commencement of payment sufficient to satisfy the requirements of this paragraph (iii).

                          (iv) If a participant's vested accrued benefit is to be distributed pursuant to the term certain option described in Section 4.1.1(i), each annual distribution made pursuant to such option must satisfy the following requirements:

                                  (a)      The amount required to be
                          distributed for each calendar year, beginning with the first distribution calendar year (as defined in Section 4.4.3), must at least equal the quotient obtained by dividing the participant's benefit (as defined in Section 4.4.5) by the applicable life expectancy (as defined in Section 4.4.1).

                                  (b)      For calendar years beginning before
                          January 1, 1989, if the participant's spouse is not the designated beneficiary (as defined in Section 4.4.2), the term certain option elected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the participant.

                                  (c)      For calendar years beginning after
                          December 31, 1988, the amount to be distributed each year, beginning with the distribution for the first distribution calendar year shall not be less than the quotient obtained by dividing the participant's benefit by the lesser of the applicable life expectancy or, if the participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of
                          Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the participant shall be distributed using the applicable life expectancy determined for purposes of subparagraph
                          (a) above as the relevant divisor without regard to
                          Section 1.401(a)(9)-2 of the Income Tax Regulations.

                                  (d)      The minimum distribution required
                          for the participant's first distribution calendar year must be made on or before the participant's required beginning date. The minimum distributions for other calendar years, including the minimum distributions for the distribution calendar year in which the participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                          (v) Upon a written direction to the Committee prior to any adjustment date by a participant who is receiving benefit payments pursuant to the term certain option described in Section 4.1.1(i), the participant may direct that the balance of the participant's vested accrued benefit be paid in a single lump sum payment as of the adjustment date such written direction becomes effective. If a participant marries or remarries following the adjustment date as of which payments commenced under Section 4.1.1(i), his "spouse" for purposes of Section 4.2 shall mean the spouse on such adjustment date.

                          (vi) Notwithstanding the foregoing provisions of this Section 4.1, if a participant who is receiving benefit payments pursuant to the term certain option described in
                 Section 4.1.1(i) shall reenter service prior to his normal retirement date, such payments shall cease during the period that he is in service. When he subsequently retires, dies, or otherwise terminates service, his then vested accrued benefit shall be payable to or with respect to him pursuant to the applicable provisions of the plan; provided, however, that payments must recommence no later than the participant's required beginning date.

                 4.2      PAYMENT OF DEATH BENEFITS:

                 4.2.1    Payment of death benefits restricted to lump sums:
         This Section 4.2.1 shall only apply if this plan is (i) a newly adopted plan, or (ii) an amendment of a prior plan of the Employer or the transferee of assets from another plan maintained by the Employer that did not permit the distribution of death benefits in any form other than a single lump sum. Upon the death of a participant before or after the distribution of his vested accrued benefit has begun, the value of the remaining portion of such benefit shall be determined as of the adjustment date coincident with or next following the date of the participant's death, and such amount shall be distributed to his designated beneficiary (as defined in Section 4.2.2(iii)) in a single lump sum as soon as practicable following such adjustment date.

                 4.2.2.   Payment of death benefits for amended plans:  This
         Section 4.2.2 shall apply if this plan amends a prior plan of the Employer or is the transferee of assets from another plan maintained by the Employer and either such prior or transferee plan permitted the distribution of death benefits in forms other than a single lump sum. Upon the death of the participant, the following provisions shall apply:

                          (i) If the participant dies after distribution of his vested accrued benefit has begun, the remaining portion of such benefit shall be distributed to his designated beneficiary at least as rapidly as under the method of distribution in effect at his death. Should the beneficiary die before receiving all the payments due him, any remaining payment shall continue to the recipient determined in accordance with Section 4.2.2(iii).

                          (ii) If the participant dies before distribution of his vested accrued benefit begins, the participant's vested accrued benefit must be distributed no later than December 31 of the calendar year in which occurs the fifth anniversary of the participant's death, except to the extent that an election is made to receive distributions under (a) or (b), as follows:

                                  (a)      If any portion of the participant's
                          vested accrued benefit is payable to a designated beneficiary, distributions may be made in substantially equal installments over the life or over a term certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the participant died.

                                  (b) If the designated beneficiary is the participant's surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be before the later of December 31 of the calendar year immediately following the calendar year in which the participant died, or December 31 of the calendar year in which the participant would have attained age 70 1/2.

                 If the surviving spouse dies before payments begin, subsequent distributions shall be made pursuant to this paragraph (ii) (except for subparagraph (b) hereof) as if the spouse had been the participant.

                          (iii) A participant's beneficiary shall be his surviving spouse, if any; provided, that if he has no surviving spouse or files a qualified election with the Committee, the participant may designate another beneficiary (which may include more than one person, natural or otherwise, and more than one contingent beneficiary). A "qualified election" means a beneficiary designation by the participant on a form provided by the Committee, which contains a consent and acknowledgment of the effect of such consent executed by the participant's spouse and witnessed by a representative of the Committee or a notary public. Consent of the spouse shall not be required if the spouse cannot be located or other circumstances exist which excuse obtaining spousal consent under applicable law or regulations. A participant's qualified election may be revoked at any time by action of the participant alone, in which case the participant's spouse shall be the beneficiary. Any other change in beneficiary must be made pursuant to a new qualified election. If a participant fails to designate a beneficiary (other than his surviving spouse), the death benefit shall be payable to the participant's estate. If a beneficiary is receiving or entitled to receive payments from the trust fund and dies before receiving all payments due him, any remaining payments shall be made to the contingent beneficiary, or, if there is no contingent beneficiary, to the estate of the beneficiary. Any beneficiary may disclaim part or all of any benefit to which he is entitled by filing a written disclaimer with the Committee at least ten days before payment of such benefit is to commence, in a form which shall be satisfactory to the Committee and irrevocable when filed. Any benefit disclaimed shall be payable as if the beneficiary who filed the disclaimer had died on the date of such filing.

                          (iv) The vested accrued benefit of the participant shall be payable in the manner provided in Section 4.1 (treating the beneficiary for this purpose as the participant), as elected by the participant before his death in writing to the Committee or, if the participant shall not have made such election, as elected by the beneficiary in writing to the Committee no later than the first to occur of:
                 (a) December 31 of the calendar year in which distributions are required to commence under paragraph (b) above, or (b) December 31 of the calendar year in which occurs the fifth anniversary of the participant's death. If the participant has no designated beneficiary or if the designated beneficiary fails to elect a method of distribution, distribution of the participant's vested accrued benefit must be completed by December 31 of the calendar year in which occurs the fifth anniversary of the participant's death.

                          (v) For purposes of this Section 4.2.2, any amount paid to a child of the participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                          (vi) Upon a written direction to the Committee prior to any adjustment date by a beneficiary who is receiving benefit payments pursuant to the term certain option described in Section 4.1.1(i), the designated beneficiary may direct that an alternative method of payment of the balance of the participant's vested accrued benefit be made, commencing with the first payment following such adjustment date; provided, that distribution of such balance under any alternative method of payment must be completed at least as rapidly as under the method of payment in effect prior to such adjustment date.

                          (vii)   For purposes of this Section 4.2.2,
                 distribution of a participant's vested accrued benefit is considered to begin on the participant's required beginning date (or if the last sentence of paragraph (b) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to paragraph (ii)(b) above).

                 4.3      TRANSITIONAL RULE FOR REQUIRED DISTRIBUTIONS:
Notwithstanding any other requirements of this Section 4, distribution on behalf of any participant, including a five percent owner in a top-heavy plan, may be made in accordance with the following requirements (regardless of when such distribution commences):

                 4.3.1 The distribution is one which would not have disqualified the plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984 ("DEFRA").

                 4.3.2 The distribution is in accordance with a method of distribution designated in a written instrument signed by the participant whose interest in the trust is being distributed or, if the participant is deceased, by a beneficiary of such participant prior to January 1, 1984.

                 4.3.3 The participant had an accrued benefit under the plan as of December 31, 1983.

                 4.3.4 The method of distribution designated by the participant or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the participant's death, the beneficiaries of the participant listed in order of priority.

                 4.3.5    A distribution upon death will not be covered by this
         Section 4.3 unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the participant, or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 4.3.1 and 4.3.4 above. If a designation made pursuant to this Section 4.3 is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year in which the revocation occurs the total amount not yet distributed to satisfy Section 401(a)(9) of the Code and the regulations thereunder, but for the Section 242(b)(2) election.

                 4.3.7 For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations. Any change in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not directly or indirectly alter the period over which distributions are to be made under the designation. In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Sections 1.401(a)(9)- 2 of the Income Tax Regulations shall apply.

                 4.4 DEFINITIONS APPLICABLE TO PLAN DISTRIBUTIONS: The following definitions shall apply for purposes of Section 4:

                 4.4.1 "Applicable life expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the participant (or designated beneficiary) as of the participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. The Employer shall specify in the Adoption Agreement whether the life expectancy of a designated beneficiary will be used to determine distributions under this Section 4. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and, if life expectancy is being recalculated, each succeeding calendar year.

                 4.4.2 "Designated beneficiary" shall mean the individual who is designated as the beneficiary under the plan in accordance with
         Section 401(a)(9) of the Code and the Income Tax Regulations thereunder.

                 4.4.3 "Distribution calendar year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 4.2 above.

                 4.4.4 "Life expectancy" shall mean life expectancy and joint and last survivor expectancy as computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the participant (or spouse, in the case of distributions described in Section 4.2.2(b)(ii) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

                 4.4.5 "Participant's benefit" shall mean his accrued benefit as of the last adjustment date in the calendar year immediately preceding the distribution calendar year ("valuation calendar year") increased by the amount of any contributions or forfeitures allocated to the accrued benefit as of dates in the valuation calendar year after the adjustment date and decreased by distributions made in the valuation calendar year after the adjustment date. Notwithstanding the foregoing, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the first distribution calendar year.

                 4.4.6 "Required beginning date" shall generally mean the first day of April of the calendar year following the calendar year in which the participant attains age 70 1/2. Notwithstanding the foregoing, the following special provisions shall apply:

                          (i) The required beginning date of a participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (a) or (b) below:

                                  (a)      The required beginning date of a
                          participant who is not a five percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. The required beginning date of a participant who is not a five percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                                  (b)      The required beginning date of a
                          participant who is a five percent owner during any year beginning after December 31, 1979 is the first day of April following the later of: (1) the calendar year in which the participant attains age 70 1/2, or (2) the earlier of the calendar year with or within which ends the plan year in which the participant becomes a five percent owner, or the calendar year in which the participant retires.

                          (ii) A participant is treated as a five percent owner for purposes of this Section 4.4.6 if such participant is a five percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent plan year.

                          (iii) Once distributions have begun to a five percent owner under this Section 4.4.6, they must continue even if the participant ceases to be a five percent owner in a subsequent year.


All distributions under this Section 4 shall be determined and made in accordance with Section 401(a)(9) of the Code and the Income Tax Regulations thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Income Tax Regulations, which are incorporated herein by reference.

                 4.5 DISTRIBUTIONS TO ALTERNATE PAYEES: If the participant's accrued benefit under the plan shall become subject to any "domestic relations order" which (i) is a "qualified domestic relations order" within the meaning of Section 414(p) of the Code, and (ii) requires the immediate distribution in a single lump sum of the entire portion of the participant's accrued benefit required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum as soon as practicable following the adjustment date coinciding with or immediately following the Committee's notification to the participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code. Such distribution to an alternate payee shall be made even if the participant has not separated from the service of the Employer. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the participant's termination of service, or his attainment of age 50, if earlier, and only in a manner permitted under Section 4.1. For purposes of this Section 4.5, "alternate payee" shall mean any spouse, former spouse, child, or other dependent of the participant who is recognized by a domestic relations order as having a right to receive all or a portion of the accrued benefit payable under the plan with respect to such participant.

                 4.6 INTERIM PAYMENTS: At the request of a participant or his designated beneficiary, the Committee may in a nondiscriminatory manner cause one or more interim payments to be made to such participant or beneficiary, as the case may be, between the date the participant shall retire, or the date of death of the participant, and the adjustment date as of which retirement or death benefits would ordinarily be paid or commence to be paid; provided, that in no event shall the aggregate of such interim payments exceed 50% of the vested accrued benefit of such participant as of the close of business of the plan on the adjustment date next preceding the date he shall retire or die. This Section 4.6 shall not apply if the Employer has designated daily adjustment dates in the Adoption Agreement.

                 4.7      CONTINUED SHARE IN PROFITS OR LOSSES OF TRUST FUND:
If all or any part of the accrued benefit of any individual is being paid to him from the trust in installments, or is being held in the trust for future payment to him, his account shall continue to be adjusted as provided in
Section 7. With respect to an individual who is receiving installment payments from the trust, the amount of the installment payments shall be adjusted as of each adjustment date to reflect the adjusted amount in his account (or deferred payment account as the case may be) as of such adjustment date.
Notwithstanding the above, no adjustment for earnings or losses shall be made to the amount of any lump sum or individual installment distribution under the plan between the adjustment date as of which the distribution is valued and the actual date of such distribution.

                 4.8 MEDIUM OF DISTRIBUTIONS: All distributions from the plan shall be made in cash or units as allowed by the investment fund established within the trust or in which plan assets are invested, except, if elected by the Employer in the Adoption Agreement, amounts invested in Employer stock and allocated to a participant's separate account may be distributed in whole shares of Employer stock, with a cash adjustment for any fractional share.

                 4.9 DAILY ADJUSTMENT DATES: Notwithstanding any provision in this Section 4 to the contrary, if daily adjustment dates are designated by the Employer in the Adoption Agreement, the value of the participant's vested accrued benefit for purposes of any distribution made pursuant to this Section 4 shall be determined as of the adjustment date such distribution is actually processed.

                 SECTION 5.       VESTING:

                 5.1      VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS:
Notwithstanding the vesting schedule elected by the Employer in the Adoption Agreement and subject to the provisions of Section 5.3, the matching contribution account and discretionary Employer contribution account of each participant shall be nonforfeitable immediately following the first to occur of:

                 5.1.1 Completion by the participant of his first hour of service on or after attainment of his normal retirement age;

                 5.1.2 Retirement of the participant under Section 3, including early retirement, if permitted, and disability retirement;

                 5.1.3    Death of the participant while in service;

                 5.1.4 Termination or partial termination of the plan by the Employer;

                 5.1.5 Termination by the Employer of contributions to the plan, or a suspension or reduction of such contributions which amounts in effect to a termination of contributions; and

                 5.1.6 A final determination of disqualification of the plan at any time following initial determination by the Internal Revenue Service that the plan is qualified.

                 5.2 SERVICE REQUIREMENT FOR VESTING: A participant whose matching contribution account or discretionary Employer contribution account is subject to forfeiture, as provided in Section 5.1 and 5.3, shall be vested in all or a percentage of such matching contribution account and/or discretionary Employer contribution account based upon the number of his years of service at the time such vested percentage is determined, as specified by the Employer in the Adoption Agreement. For purposes of determining the vested percentage of a participant in his matching contribution account and discretionary Employer account, the following special provisions shall apply:

                 5.2.1 All years of service shall be taken into account except as otherwise elected by the Employer in the Adoption Agreement.

                 5.2.2 With respect to any participant who shall have had a prior break in service:

                          (i) If a participant shall have a break in service following the computation date (as defined in Section 1.62) and shall not have any vested interest in his accrued benefit (excluding for this purpose that portion of his accrued benefit that is attributable to his employee after-tax contributions) at the time of such break in service, and the period of consecutive one year breaks in service equals or exceeds the greater of (a) five, or (b) the aggregate number of years of service before such period, all years of such service prior to such period shall be disregarded. For the purpose of determining years of service prior to such period, there shall be excluded any years of service previously disregarded under this paragraph
                 (i).

                          (ii)    No years of service following five
                 consecutive one year breaks in service shall be taken into account in determining the vested percentage of his matching contribution account or discretionary Employer contribution account with respect to his service prior to such break.

                 5.2.3 In the event the Employer shall amend the provisions of the plan for determining the vested percentages of participants, or if the plan is deemed amended by an automatic change to or from a top-heavy vesting schedule as provided in Section 22.2.2, each participant with at least three years of service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his vested percentage determined without regard to such amendment. For participants who do not have at least one hour of service in any plan year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five years of service" for "three years of service" where such language appears.
         The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment becomes effective; or (iii) 60 days after the participant is issued written notice of the amendment by the Employer or the Committee.

                 5.3 FORFEITURE OF NON-VESTED BENEFITS: A participant whose matching contribution account or discretionary Employer contribution account is subject to forfeiture shall forfeit the portion of such account or accounts, as appropriate, which is not vested for the plan year in which first occurs the following: (i) he shall have five consecutive one year breaks in service, (ii) he shall terminate service and die following such termination and prior to having a break in service, or (iii) he shall terminate service and receive or be deemed to receive a distribution pursuant to Section 3.6 or 3.7 (regardless of whether he had incurred a break in service). The portion of his matching contribution account or discretionary Employer contribution account so forfeited shall be used first to restore any previously forfeited account in accordance with the provisions of this Section, and then shall be treated as provided in the Adoption Agreement. No forfeitures will occur solely as a result of an employee's withdrawal of employee after-tax contributions. Notwithstanding the foregoing provisions of this Section 5.3, if the participant receives a distribution pursuant to Section 3.6 or 3.7 and subsequently reenters service, the participant's matching contribution account and discretionary Employer contribution account shall be restored to the balance that existed in such accounts as of the distribution date if the participant repays to the trust the full amount of the distribution attributable to the matching contribution account and discretionary Employer contribution account before the earlier of (i) five years after the participant first reenters service or (ii) the last day of the plan year in which the participant incurs his fifth consecutive one year break in service following the distribution date. If a participant is deemed to receive a distribution pursuant to Section 3.7, his matching contribution account and discretionary Employer contribution account shall be restored to the balance that existed in such accounts as of the deemed distribution date if the participant reenters the service of the Employer before the last day of the plan year in which the participant incurs his fifth consecutive one year break in service following the deemed distribution date. In either case, such amount shall be restored not later than the last adjustment date for the plan year in which the participant reenters service, and shall be taken first from available forfeitures of any matching contributions or discretionary Employer contributions, as appropriate. If such forfeitures are insufficient for this purpose, such amount shall be contributed by the Employer to the Trustee on or before such date.

                 SECTION 6.       IN-SERVICE WITHDRAWALS AND LOANS:

                 6.1 WITHDRAWAL OF MATCHING CONTRIBUTIONS AND DISCRETIONARY EMPLOYER CONTRIBUTIONS: If elected by the Employer in the Adoption Agreement with respect to a participant's matching contribution account and/or discretionary Employer contribution account, a participant in the service of the Employer who is eligible to make a withdrawal in accordance with the Employer's election in the Adoption Agreement may at his option make one or more withdrawals from his matching contribution account and/or discretionary Employer contribution account subject to the following provisions:

                 6.1.1 Except as provided in Section 6.1.2, no withdrawal hereunder shall exceed the vested amount in the matching contribution account or discretionary Employer contribution account of the participant, as appropriate, as of the adjustment date next preceding the date of the withdrawal.

                 6.1.2 For purposes of this Section 6.1, if daily adjustment dates are designated by the Employer in the Adoption Agreement, no withdrawal shall exceed the percentage specified by the Employer in the Adoption Agreement of the vested amount in the matching contribution account or discretionary Employer contribution account of the participant, as appropriate, determined on the date the withdrawal request is actually processed.

                 6.1.3 The maximum number of withdrawals that may be requested by a participant during a plan year shall not exceed the number designated by the Employer in the Adoption Agreement.

                 6.1.4 Application for a withdrawal shall be made by the participant in writing on a form approved by the Committee and filed with the Committee.

                 6.1.5 If any portion of a participant's matching contribution account or discretionary Employer contribution account, as appropriate, is distributed to him at a time when he has a nonforfeitable right to less than 100% of the applicable account(s), at any subsequent relevant time the participant's nonforfeitable portion of his matching contribution account or discretionary Employer contribution account shall not be less than an amount ("X") determined by the following formula: X = P (AB + D) - D. For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the account balance in the participant's matching contribution account or discretionary Employer contribution account at the relevant time; D is the amount of the distribution, and the relevant time is the time under the plan at which the nonforfeitable percentage of such account balance cannot increase.

                 6.1.6 The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of the withdrawal requests for matching contributions and discretionary Employer contributions, including, but not limited to, permitting such withdrawals only on account of financial hardship (as defined in Section 6.3).

                 6.2 WITHDRAWAL OF EMPLOYEE AFTER-TAX CONTRIBUTIONS: If elected by the Employer in the Adoption Agreement, a participant may at his option make a withdrawal from his employee after-tax contribution account during a plan year subject to the following provisions:

                 6.2.1 No withdrawal hereunder shall exceed the amount in the employee after-tax contribution account of the participant as of the adjustment date next preceding the date of the withdrawal.

                 6.2.2 For purposes of this Section 6.2, if daily adjustment dates are designated by the Employer in the Adoption Agreement, no withdrawal shall exceed the percentage specified by the Employer in the Adoption Agreement of the amount in the employee after-tax contribution account of the participant determined on the date the withdrawal request is actually processed.

                 6.2.3 A participant may not withdraw any portion of an employee after-tax contribution made during a plan year if a matching contribution is allocable to the participant's account with respect to such employee after- tax contribution for such plan year.

                 6.2.4 The maximum number of withdrawals that may be requested by a participant during a plan year shall not exceed the number designated by the Employer in the Adoption Agreement.

                 6.2.5 Application for a withdrawal shall be made by the participant in writing on a form approved by the Committee and filed with the Committee.

                 6.2.6 The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of the withdrawal requests for employee after-tax contributions.

                 6.3 WITHDRAWAL OF ROLLOVER CONTRIBUTIONS: If elected by the Employer in the Adoption Agreement, a participant may at his option make a withdrawal from his rollover account during a plan year subject to the following provisions:

                 6.3.1 No withdrawal hereunder shall exceed the amount in the rollover account of the participant as of the adjustment date next preceding the date of the withdrawal.

                 6.3.2 For purposes of this Section 6.3, if daily adjustment dates are designated by the Employer in the Adoption Agreement, no withdrawal shall exceed the percentage specified by the Employer in the Adoption Agreement of the amount in the rollover account of the participant determined on the date the withdrawal request is actually processed.

                 6.3.3 The maximum number of withdrawals that may be requested by a participant during a plan year shall not exceed the number designated by the Employer in the Adoption Agreement.

                 6.3.4 Application for a withdrawal shall be made by the participant in writing on a form approved by the Committee and filed with the Committee.

                 6.3.5 The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of the withdrawal requests for rollover contributions.

                 6.4      DISTRIBUTIONS ON OR AFTER ATTAINMENT OF AGE 59 1/2:
If elected by the Employer in the Adoption Agreement, a participant who has attained age 59 1/2 may at his option make a withdrawal of all or any portion of his vested interest in all of his amounts, subject to the following provisions:

                 6.4.1 No withdrawal shall exceed the vested amount in the accounts of the participant as of the adjustment date next preceding the date of the withdrawal.

                 6.4.2 For purposes of this Section 6.4, if daily adjustment dates are designated by the Employer in the Adoption Agreement, no withdrawal shall exceed the percentage specified by the Employer in the Adoption Agreement of the vested amount in the account if the participant determined on the date the withdrawal request is actually processed.

                 6.4.3 The maximum number of withdrawals that may be requested by a participant shall not exceed the number designated by the Employer in the Adoption Agreement.

                 6.4.4 Application for a withdrawal may be made by the participant in writing on a form approved by the Committee and filed with the Committee.

                 6.4.5 The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of the withdrawal requests pursuant to this Section.

                 6.5 HARDSHIP DISTRIBUTIONS: If elected by the Employer in the Adoption Agreement, a participant may file a written request with the Committee for a distribution on account of financial hardship. A distribution will be on account of financial hardship only if the distribution is on account of an immediate and heavy financial need of the participant, is necessary to satisfy such financial need, and such need cannot be satisfied through other financial resources reasonably available to the participant. The request must specify the nature of the hardship, the total amount requested, and the total amount of the actual expense incurred, or to be incurred, on account of the hardship. Subject to the provisions of this Section 6.5, the Committee in its discretion shall determine whether a hardship constitutes an immediate and heavy financial need, and its decision to grant or deny a hardship distribution shall be final. If the Committee determines that a hardship exists, the Committee shall direct the Trustee to make a distribution to the participant in cash of the amount approved by the Committee. The amount available for such distribution shall be determined as of the adjustment date coincident with or next preceding receipt by the Trustee of such direction from the Committee.
The portion of a participant's elective deferral account available for a hardship distribution shall not exceed the amount in the participant's elective deferral account (reduced by any previous hardship distribution not reflected as of such adjustment date), excluding any earnings credited to his elective deferral account as of any plan year ending after July 1, 1989. Amounts allocated to a participant's qualified non-elective contribution account or qualified matching contribution account shall not be available for distribution under this Section 6.5.

                 6.5.1    Notwithstanding the above, for purposes of this
                 Section 6.5, if daily adjustment dates are designated by the Employer in the Adoption Agreement, the value of a participant's account or accounts subject to a hardship withdrawal shall be determined on the date the withdrawal request is processed.

                 6.5.2    Special rules for hardship withdrawals:

                          (i) The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medical care (as defined in Section 213(d) of the Code) of the participant, the participant's spouse, children, or dependents (as defined in Section 152 of the Code); costs directly related to the purchase (excluding mortgage payments) of a principal residence for the participant; payment of tuition and related educational fees for the next 12 months of post-secondary education for the participant, the participant's spouse, children, or dependents; or the need to prevent the eviction of the participant from, or a foreclosure on the mortgage of, the participant's principal residence.

                          (ii)    A distribution will be considered as
                 necessary to satisfy an immediate and heavy financial need of the participant only if:

                                  (a)      The participant has obtained all
                          distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                                  (b) All plans maintained by the Employer provide that, if any portion of the hardship distribution is attributable to a participant's elective deferrals, the participant's elective deferrals and employee after-tax contributions will be suspended for 12 months after the receipt of the hardship distribution;

                                  (c) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution); and

                                  (d) All plans maintained by the Employer provide that the participant may not make elective deferrals for the participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such participant's elective deferrals for the taxable year of the hardship distribution.

                          6.5.3 If a participant's termination of service occurs after a request for a hardship distribution is approved in accordance with the provisions of this Section 6.5, but prior to the actual payment of such distribution, such approval shall be void, and the accrued benefit of such participant shall be payable hereunder as if such approval had not been made.

                          6.5.4 The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of hardship distribution requests, including, but not limited to, establishing limits on the maximum number of hardship distributions that may requested by plan participants during a plan year.

                 6.6 LOANS: If elected by the Employer in the Adoption Agreement, upon the written application of any participant or beneficiary who is a party-in-interest as defined in Section 3(14) of ERISA (other than an owner-employee or shareholder-employee) (the "borrower"), the Committee in accordance with its uniform, nondiscriminatory policy may direct the Trustee to permit the borrower to borrow from such of his separate accounts designated by the Employer in the Adoption Agreement as available sources for loan proceeds, subject to the following provisions:

                 6.6.1 Loans shall be available to all borrowers on a reasonably equivalent basis. Loans shall not be available to highly compensated participants in an amount greater than to non-highly compensated participants.

                 6.6.2 The minimum principal amount of any loan made to a participant shall not be less than the amount designated by the Employer in the Adoption Agreement. The maximum principal amount of any loan made to the borrower, when added to the then unpaid balance on all loans previously made to the borrower, shall not exceed the lesser of:

                          (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the plan on the day the loan is made; or

                          (ii) 50% of the vested accrued benefit of the borrower, other than amounts credited to his deductible contribution account.

         For purposes of this Section 6.6, the borrower's vested accrued benefit shall be determined as of the adjustment date next preceding the date the loan is processed. Notwithstanding the foregoing sentence, if daily adjustment dates are designated by the Employer in the Adoption Agreement, the borrower's vested accrued benefit shall be determined as of the date the loan paperwork is generated. If a borrower shall have a vested accrued benefit in more than one tax-qualified retirement plan of the Employer or an affiliated employer, the limitation in (i) or (ii) shall be applied both with respect to this plan only and with respect to all such plans in the aggregate. In applying the limitations with respect to this plan, only loans to the borrower under this plan and his vested accrued benefit under this plan shall be taken into account. In applying the limitations with respect to all such plans in the aggregate, all loans to the borrower under all such plans and the sum of his vested accrued benefits under all such plans shall be taken into account.

                 6.6.3 All loans made under this Section 6.6 shall be considered earmarked investments of the borrower's account, and any repayment of principal and interest on such loan shall be credited to the borrower's account.

                 6.6.4 The principal amount of a loan shall be derived from the borrower's separate accounts designated in the Adoption Agreement as available sources for such loan proceeds in the following order of priority:

                 (i)      Qualified non-elective contribution account;

                 (ii)     Qualified matching contribution account;

                 (iii)    Elective deferral account;

                 (iv)     Mandatory contribution account;

                 (v)      Discretionary Employer contribution account;

                 (vi)     Matching contribution account;

                 (vii)    Direct transfer account;

                 (viii)   Rollover account; and

                 (ix)     Employee after-tax contribution account.

         Any repayment of principal and interest on a loan shall be credited to the borrower's separate accounts in the reverse order from which the proceeds were first obtained. See Section 8.3 for special provisions that apply in the event the participant's separate account from which an amount is borrowed is also a directed separate account (as defined in Section 8.1.1).

                 6.6.5 Notwithstanding the provisions of Section 6.6.4 above, if daily adjustment dates are elected by the Employer in the Adoption Agreement, the principal amount of a loan shall be derived on a pro rata basis from the borrower's separate accounts designated in the Adoption Agreement as available sources for such loan proceeds. Any repayment of principal and interest on a loan shall be credited to such separate accounts on a pro rata basis. See Section 8.3 for special provisions that apply in the event the participant's separate account from which an amount is borrowed is also a directed separate account (as defined in Section 8.1.1).

                 6.6.6 All loans shall by their terms require that repayment be amortized in level payments of principal and interest, not less frequently than quarterly, over a period not exceeding five years from the date the loan is made. Notwithstanding the five-year repayment obligation of the preceding sentence, in the case of loan made to a borrower for the purpose of acquiring any dwelling unit which is used, or will be used, within a reasonable time (determined at the time the loan is made), as the primary residence of the borrower, the repayment period may exceed five years, but shall not extend for more than 15 years from the date the loan is made. The Employer shall establish a procedure for withholding at appropriate intervals from a participant's regular payroll checks amounts necessary to satisfy the borrowing participant's repayment obligations under the note. All amounts so withheld shall be transferred immediately to the Trustee.

                 6.6.7 Each borrower making an application for a loan shall receive from the Trustee a statement of the charges involved in the loan transaction. This statement shall include the amount financed and the annual interest rate.

                 6.6.8 Each loan shall be secured by the pledge of 50% of the borrower's vested accrued benefit, other than amounts credited to his deductible contribution account (determined at the time the loan is processed), and by the pledge of such further security as the Committee, in its discretion, deems necessary or desirable to assure repayment of the borrowed amount and all interest payable thereon in accordance with the terms of the loan.

                 6.6.9 Each loan shall be evidenced by a negotiable promissory note (the "note") in form acceptable to the Trustee, payable to the order of the Trustee, bearing interest at a rate commensurate with the prevailing rate charged by commercial lenders in the geographic region of the Employer, as determined by the Trustee, and, except as provided in Section 6.6.6, payable in full not more than five years from the date thereof. The borrower shall execute any additional documents as shall be deemed necessary or advisable by the Committee to consummate the loan and to provide reasonable safeguards.

                 6.6.10 The occurrence of any one or more of the following events of default shall constitute a default by the borrower under the terms of the loan, whereupon the unpaid balance of the note, together with accrued interest, will immediately become due and payable without presentment, demand, protest, or notice of any kind. Events of default include: (i) failure to make any payment when due, whether by acceleration or otherwise; (ii) termination of service of a participant who is not a party-in-interest as defined in Section 3(14) of ERISA; (iii) bankruptcy or insolvency of the borrower; and (iv) death of the borrower. Prior to foreclosure and attachment, the unpaid principal and interest of the loan shall bear interest at a rate two percentage points greater than the rate set forth in the note. If the unpaid principal and interest exceed the amount of the defaulting borrower's account that is pledged as security, all or any part of any additional security pledged to secure the loan, in the discretion of the Committee, may be sold at private or public sale. The proceeds of such sale shall be applied first to pay the expenses of conducting the sale, including reasonable attorneys' fees, then to accrued interest, and then to principal of the loan. The borrower shall remain liable for any deficiency. Any surplus shall be paid to the borrower. No distribution under the plan to or on behalf of the borrower shall be made unless and until all unpaid loans, include interest thereon, are satisfied.

                 6.6.11 If an event of default shall occur with respect to a borrower, the entire unpaid principal amount of the note, plus accrued and unpaid interest shall immediately become due and payable; provided, that foreclosure on the note and attachment of the borrower's vested accrued benefit shall not occur until a distributable event occurs under the plan.

                 6.6.12 If any portion of the accrued benefit of a participant is applied to repay a loan under this Section 6.6 at a time when such participant's accrued benefit is subject to forfeiture, the participant's vested accrued benefit at any subsequent time until he has a nonforfeitable right to his entire accrued benefit shall not be less than an amount ("X") determined by the formula: X + P(AB + D)
         - D. For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the accrued benefit at the relevant time; and D is the amount of such participant's vested accrued benefit applied to repay the loan.

                 6.6.13 During the period a participant's loan request is pending, the participant shall not be permitted to request any distributions or withdrawals (including hardship withdrawals) from his account.

                 6.6.14 If a participant's termination of service occurs after a request for a loan is approved in accordance with the provisions of this Section 6.6, but prior to the actual payment of such loan proceeds, such approval shall be void, and the vested accrued benefit of such participant shall be payable hereunder as if such approval had not been made.

                 6.6.15 The Committee from time to time may adopt additional uniform and nondiscriminatory policies or rules to assist in the administration of participant loan requests, including, but not limited to, establishing limits on the maximum number of loans that may be requested during a plan year or outstanding at one time.

                 SECTION 7.       ADJUSTMENT OF PARTICIPANT ACCOUNTS:

                 7.1 ESTABLISHMENT OF ACCOUNTS: The Committee shall cause an account to be maintained under the plan with respect to each participant, which account shall include to the extent applicable the separate accounts described in Section 1.1. The fair market value of each separate account with respect to the participant shall be determined and adjusted as of each adjustment date under one of the adjustment methods designated by the Employer in the Adoption Agreement.

                 7.2 GENERAL: The Committee shall have and may exercise all powers necessary or advisable in order to implement the provisions of this
Section 7 and to ensure that the accounts maintained under the plan are fairly and accurately adjusted as of each adjustment date.

                 SECTION 8.       PARTICIPANT DIRECTED INVESTMENTS:

                 8.1 PARTICIPANT DIRECTED INVESTMENTS: Notwithstanding any other provisions of the plan, each participant having an amount to his credit under the plan may, acting through the Committee, direct the Trustee as to the investment or reinvestment of his account to the extent permitted by the Employer in the Adoption Agreement, subject to the following provisions of this
Section 8 and Section 9:

                 8.1.1 Directed investment funds: The Committee shall determine from time to time the investment options ("directed investment funds") available to participants. If elected by the Employer in the Adoption Agreement, the directed investment funds may include an Employer stock fund (as defined in Section 9.1). Each participant shall be entitled to direct the investment and reinvestment of such of his separate accounts as shall be permitted in the Adoption Agreement ("directed separate accounts") among the directed investment funds. Each directed separate account of a participant shall be divided into sub-accounts reflecting the portion of such directed separate account invested in each directed investment fund ("fund accounts").

                 8.1.2 Adjustment of fund accounts: Except as otherwise specifically provided herein, each fund account shall be adjusted as of each adjustment date in the manner provided in Section 7, as if it were the entire directed separate account of the participant to which it is subsidiary, with respect to distributions, withdrawals, loans, contributions and forfeitures allocated to it and with respect to its share of the net income or net loss of the directed investment fund of which it is a part.

                 8.1.3 Direction of future contributions: In accordance with procedures adopted by the Committee, contributions allocated to a participant's directed separate accounts shall be apportioned among the directed investment funds in the manner designated by the participant. Any such designation for future contributions shall be made in multiples of the percentage chosen by the Employer in the Adoption Agreement. Any designation among directed investment funds shall remain in effect unless and until the participant shall file a timely application providing for a different designation. A participant may change his investment direction at such intervals during the plan year as designated by the Employer in the Adoption Agreement. If for any reason a participant shall not have made an effective designation with respect to any portion of a contribution allocated to a directed separate account, such contribution for which no designation was made shall be invested by the Trustee at the direction of the Committee.

                 8.1.4 Reallocations among directed investment funds: In accordance with procedures adopted by the Committee, a participant shall be entitled to reallocate the amount credited to each of his directed separate accounts among the available directed investment funds in multiples of the percentage designated by the Employer in the Adoption Agreement. The Committee specifically reserves the right to restrict transfers out of a directed investment fund to the extent that such transfers will endanger the value and liquidity of the Fund. Such reallocations may be made at such intervals during the plan year as designated by the Employer in the Adoption Agreement.

                 8.1.5 Notification of Trustee: The Committee shall notify the Trustee of all directions made in accordance with Section 8.1.3 and 8.1.4 as soon as practicable following their receipt.

                 8.2 RIGHTS IN DIRECTED INVESTMENT FUNDS: Notwithstanding the fact that all or a portion of a participant's account may be invested in directed investment funds selected by the Committee and may be expressed in dollars, shares, or units in a particular directed investment fund, such references shall mean the aggregate of the dollar amount and the number of shares of Employer stock, if any, which are credited to the participant's account at any point in time. Nothing contained in this Section 8 shall be deemed to give any participant any interest in any specific property in any directed investment fund or any interest in the plan, other than (i) the right to receive payments or distributions in accordance with the plan, (ii) the right to instruct the Trustee how to vote Employer stock as permitted under
Section 9.4, (iii) the right to instruct the Trustee with respect to the sale, exchange, or transfer of Employer stock as permitted under Section 9.5, or (iv) to exercise any other right specifically granted to the participant under the plan.

                 8.3 EFFECT OF PARTICIPANT LOANS: In the event the participant's separate account from which an amount is borrowed pursuant to
Section 6.6 is also a directed separate account, the amount borrowed from such account shall be withdrawn from the fund accounts with respect to such directed separate account on a pro rata basis. Any repayment of principal and interest on such borrowed amount shall be reinvested in the participant's fund accounts in accordance with the participant's investment direction in effect on the adjustment date as of which such repayment is credited to the participant's directed separate account.

                 8.4 DISTRIBUTIONS FROM DIRECTED SEPARATE ACCOUNTS: In the event the participant's separate accounts from which an amount is to be distributed or withdrawn are also directed separate accounts, the amount distributed from such accounts shall be withdrawn from the fund accounts with respect to each such directed separate account on a pro rata basis.

                 8.5 ACCOUNTS NOT SUBJECT TO PARTICIPANT DIRECTION: In the event a participant is not permitted to direct the investment and reinvestment of one or more of his separate accounts, such separate accounts shall remain subject to the investment discretion of the Trustee pursuant to
Section 20 of the plan.

                 8.6 AUTHORITY OF TRUSTEE AND COMMITTEE: The Trustee shall have and may exercise all powers necessary or advisable in order to implement the provisions of this Section 8. To the extent approved by the Trustee, the Committee may promulgate rules or by-laws supplementing and implementing the provisions of this Section 8, including such rules or by-laws as may be necessary from time to time in order to provide a participant or beneficiary, within the meaning of Section 404(c) of ERISA and the regulations thereunder, an opportunity (i) to exercise control over assets in his account, and (ii) to choose, from a broad range of investment alternatives, the manner in which some or all of the assets in his account are invested. If it is not practicable for the Trustee to effect the transfer of funds on any date provided in this Section 8, the Trustee shall effect such transfer on the first practicable date thereafter.

                 SECTION 9.       INVESTMENTS IN EMPLOYER STOCK:

                 9.1 EMPLOYER STOCK FUND: If elected by the Employer in the Adoption Agreement, at the direction of the Committee, the Trustee shall establish a special investment fund for the purpose of holding shares of Employer stock which shall be designated as the "Employer stock fund." The Employer may elect under the Adoption Agreement to designate the Employer stock fund as a directed investment fund under Section 8. A portion of the Employer stock fund may be invested in short-term United States Government obligations, other short-term obligations guaranteed by the United States Government, commercial paper, or money market funds for qualified employee benefit trusts while awaiting investment in Employer stock, or to provide sufficient liquidity to satisfy participants' requests for withdrawals, loans, and distributions.

                 9.2 COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934: The Committee shall adopt and implement such procedures as shall be necessary (i) to comply with any applicable registration requirements for the participants' interests in the plan under the Securities Act of 1933, and (ii) to qualify any intra-plan transactions by officers, directors, and ten percent owners of any Employer stock who are participants under the plan from short-swing profit liability under Section 16 of the Securities Exchange Act of 1934.

                 9.3 RIGHT OF FIRST REFUSAL: If elected by the Employer in the Adoption Agreement, any Employer stock distributed under the plan shall be subject to the terms of this Section 9.

                 9.3.1 Terms and conditions of offer to the Employer: If any participant during his lifetime shall desire to sell, transfer (by gift or otherwise), encumber or otherwise dispose of any Employer stock distributed to him under the plan, the participant shall first offer in writing to sell all of such stock to the Employer. If the Employer does not purchase all of the stock within 14 days after the receipt of such offer, the stock not so purchased may be sold, transferred, encumbered or otherwise disposed of free from the restrictions of this Section 9.3.1 for 30 days following the close of the 14-day period. After the close of such 30-day period, the restrictions of this Section 9.3.1 again shall apply to any of the Employer stock not so sold, transferred, encumbered, or otherwise disposed of. If any Employer stock is encumbered or otherwise disposed of for a temporary period, and the recipient of such stock under the plan receives all or a portion of such stock back at or after the close of such temporary period, such stock again shall be subject to the restrictions of this Section 9.3.1. The purchase price of each share of Employer stock purchased hereunder shall be the fair market value thereof as determined by the Employer pursuant to Section 9.3.2, but in no event less than the amount of any good faith (as determined by the Employer) and then outstanding offer that has been received by the participant desiring to dispose of the stock. The purchase price of any Employer stock purchased in accordance with this
         Section 9.3.1 shall be paid in full in cash at the time of the closing. The closing shall take place at such time and place agreed upon between the Employer and the participant, but not later than ten days after the Employer notifies such recipient of the exercise of the right of first refusal. At the closing, the participant shall deliver certificates representing the offered Employer stock duly endorsed in blank for transfer, or with stock powers duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer shall deliver the purchase price.

                 9.3.2 Valuation of Employer stock: Subject to the provisions of Section 9.3.1, all purchases of Employer stock by the Employer shall be made at a price not in excess of fair market value. Any sale of Employer stock to a disqualified person (as defined in Section 4975(e)(2) of the Code) or a party-in-interest (as defined in
         Section 3(14) of ERISA) shall conform to the requirements of Section 408(e) of ERISA. For all purposes of the plan, the fair market value of Employer stock shall be determined by the Employer in good faith. If there is a generally recognized market for Employer stock, the fair market value shall be a price not less favorable to the plan than the offering price for the Employer stock established by the current bid and asked prices quoted by persons independent of the Employer and any party-in-interest or disqualified person. If there is no generally recognized market for Employer stock, the determination of fair market value by the Employer shall be based on a valuation by an independent appraiser appointed by the Employer. In the case of a transaction between the plan and a disqualified person or a party-in-interest, fair market value shall be determined as of the date of the transaction. For all other purposes, fair market value shall be determined as of the adjustment date coincident with or next preceding the date of the transaction.

                 9.3.3 Legend: If recommended by legal counsel for the Employer, certificates representing ownership of Employer stock distributed from the plan shall bear an appropriate legend approved by such counsel to ensure that Employer stock is issued in compliance with all applicable federal and state securities laws.

                 9.4 VOTING OF EMPLOYER STOCK: The following provisions shall apply in the event the Employer elects in the Adoption Agreement to pass-through voting of Employer stock allocated to a participant's separate accounts to such participants or their beneficiaries under the plan.

                 9.4.1 Readily tradeable Employer stock: If the Employer stock allocated to a participant's separate accounts is readily tradable on an established market, each participant or beneficiary shall be entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts as of any record date. For purposes of this Section 9, Employer stock is "readily tradeable on an established market" if it is listed on a national securities exchange registered under
         Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under
         Section 15A(b) of the Securities Exchange Act and readily tradeable on either such market.

                 9.4.2 Not readily tradeable Employer stock: If the Employer stock allocated to a participant's separate accounts is not readily tradable on an established market, each participant or beneficiary shall be entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to such matters designated by the Employer in the Adoption Agreement that involve voting the Employer stock allocated to the participant's separate accounts as of any record date.

                 9.4.3 Trustee's responsibilities: Except as otherwise provided in Sections 9.4.1 and 9.4.2, the Trustee shall vote the Employer stock held by the trust on the record date as directed by the Committee.

                 9.4.4 Voting instructions from participants: If participants and beneficiaries are entitled to direct the Trustee in voting Employer stock pursuant to Section 9.4.1 or 9.4.2, the Trustee shall vote such Employer stock in accordance with the timely instructions of the respective participants and beneficiaries. The Trustee shall be responsible for soliciting and tabulating such votes. Prior to the voting of Employer stock, the Committee shall distribute to each participant and beneficiary the same information concerning the vote as is furnished by the Employer to its shareholders. If the Employer does not furnish any such information within the appropriate time period under applicable state corporate law prior to the shareholders' meeting, the Committee shall as soon as practicable provide each participant and beneficiary with an explanation of those matters that to the best knowledge of the Committee are to be presented at such meeting for action by shareholders and are subject to direction by the participant or beneficiary and an appropriate form on which the participant or beneficiary may direct voting on such matters. If the Trustee does not receive participant or beneficiary instructions with respect to any Employer stock or such instructions are not timely received, such stock shall be voted by the Trustee as directed by the Committee. Instructions received from participants and beneficiaries by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person, including the Committee, or the officers, directors or employees of the Employer.


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

                 9.5      TENDERING:  The following provisions of this Section
9.5 shall apply in the event the Employer elects in the Adoption Agreement to pass-through voting of Employer stock to participants and beneficiaries, and a tender offer or exchange offer, including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as amended, for the Employer stock held by the trust (a "tender offer") is commenced.

                 9.5.1   Independent record keeper; Trustee's responsibilities:
         In the event a tender offer for the Employer stock held by the trust is commenced, the functions under the plan applicable to participation of such Employer stock in the tender offer shall be undertaken by the independent record keeper appointed by the Committee at the time the tender offer is commenced, and the Committee shall not undertake any record keeping function under the plan that would serve to violate the confidentiality of any directions given by the participants or beneficiaries in connection with the tender offer. The independent record keeper shall use its best efforts to timely distribute or cause to be distributed to each participant and beneficiary such information as is being distributed to other shareholders of the Employer in connection with the tender offer. The Trustee shall have no discretion or authority to sell, exchange or transfer any of the Employer stock held in the participant's separate accounts pursuant to such tender offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing as follows:

                          (i) Each participant and beneficiary shall be entitled to direct the independent record keeper with respect to the sale, exchange, or transfer of the Employer stock allocated to the participant's separate accounts. The independent record keeper shall then instruct the Trustee as to the number of shares to be tendered, in accordance with the above directions. The Committee shall instruct the Trustee to follow the directions of the independent record keeper pursuant to the terms of the tender offer. Instructions received from participants and beneficiaries by the independent record keeper shall be held in the strictest confidence and shall not be divulged or released to any person including the Committee, or the officers, directors, or employees of the Employer.

                          (ii) The independent record keeper shall instruct the Committee and the Trustee as to the number of shares for which it did not receive any instructions or instructions were not timely received. The Trustee shall tender or not tender such shares of Employer stock as directed by the Committee.

                 9.5.2 Records: Following any tender offer that has resulted in the sale or exchange or any shares of Employer stock held by the trust, the independent record keeper to which responsibility has been transferred shall continue to maintain on a confidential basis a record of the separate account of each participant or beneficiary to which shares of Employer stock were allocated at any time during such offer, until complete distribution of such Employer stock. The record keeper shall keep confidential any instructions that it may receive from participants or beneficiaries relating to the tender offer.


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

                 SECTION 10.      ADMINISTRATION BY COMMITTEE:

                 10.1 MEMBERSHIP OF COMMITTEE: The Committee shall consist of such individuals who shall be appointed by the Board to serve at the pleasure of the Board from time to time. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The composition of the Committee may be changed by the Board at any time without amending the Adoption Agreement. The Committee shall be responsible for the general administration and interpretation of the plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Trustee or the Board. The Committee shall furnish to the Trustee such information as the Trustee shall require for the proper administration of the trust. The plan administrator shall be the person designated by the Employer in the Adoption Agreement. The Board may designate another plan administrator at any time without amending the Adoption Agreement. The plan administrator shall be agent for service of legal process on the plan.

                 10.2 COMMITTEE OFFICERS; SUBCOMMITTEE: The members of the Committee shall elect a chairman and may elect an acting chairman. They shall also elect a secretary and may elect an acting secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment in behalf of the Committee.

                 10.3 COMMITTEE MEETINGS: The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.

                 10.4 TRANSACTION OF BUSINESS: A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.

                 10.5 COMMITTEE RECORDS: The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the plan. The records of the Committee shall contain all relevant data pertaining to individual participants and their rights under the plan and in the trust fund.

                 10.6 ESTABLISHMENT OF RULES: Subject to the limitations of the plan and of ERISA, the Committee may from time to time establish rules or by-laws for the administration of the plan and the transaction of its business.

                 10.7 CONFLICTS OF INTEREST: No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except to the extent such right shall be generally provided to participants pursuant to the terms of the plan.

                 10.8 CORRECTION OF ERRORS: The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the plan; provided, that a waiver of a requirement to notify the Trustee shall be made only with the consent of the Trustee. A waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the plan, such discretion shall be exercised in a nondiscriminatory manner.

                 10.9 AUTHORITY TO INTERPRET PLAN: Subject to the claims procedure set forth in Section 15, the Committee and the plan administrator shall have the duty, authority, and discretion to interpret and construe the provisions of the plan and to decide any dispute which may arise regarding the rights of participants hereunder, including the authority to construe uncertain provisions of the plan and to make determinations as to the eligibility of employees for plan participation and of employees and beneficiaries for benefits under the plan. Determinations by the Committee or plan administrator shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons. Such determinations shall only be set aside if the Committee or plan administrator is found to have acted arbitrarily and capriciously in interpreting and construing the terms of the plan.

                 10.10 THIRD PARTY ADVISORS: The Committee may engage an attorney, accountant or any other technical advisor on matters regarding the operation of the plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the plan and determine the financial and liquidity needs of the plan as required by ERISA. The Committee shall communicate such needs to the Employer and to the Trustee so that the funding policy and investment policy may be appropriately coordinated to meet such needs.

                 10.11 COMPENSATION OF MEMBERS: No fee or compensation shall be paid to any member of the Committee for his service as such.

                 10.12 COMMITTEE EXPENSES: The Committee shall be entitled to reimbursement out of the trust fund for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the plan; provided, that the Employer may, in the discretion of the Board, pay such expenses.

                 10.13 REQUIREMENT OF WRITING: All requests, directions, requisitions, and instructions of the Committee to the Trustee shall be in writing and signed by such person or persons as shall be designated in writing by the Committee.

                 10.14 INDEMNIFICATION OF COMMITTEE: To the maximum extent permitted by ERISA, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the plan, unless arising out of such person's own fraud, bad faith, willful misconduct, or gross negligence.


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

   SECTION 11.      MANAGEMENT OF FUNDS AND AMENDMENT OR TERMINATION OF PLAN:

                 11.1 FIDUCIARY DUTIES: All assets of the plan shall be held in a trust forming part of the plan, which shall be administered as a trust fund to provide for the payment to the participants or their successors in interest, out of the income and principal of the trust, of benefits as provided in the plan. All fiduciaries (as defined in ERISA) with respect to the plan shall discharge their duties as such solely in the interest of the participants and their successors in interest, and (i) for the exclusive purposes of providing benefits to participants and their successors in interest and defraying reasonable expenses of administering the plan, including the trust which is a part of the plan, (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (iii) in accordance with the plan, except to the extent such document may be inconsistent with the then applicable federal laws relating to fiduciary responsibility. The trust fund shall be used for the exclusive benefit of the participants and beneficiaries and to pay administrative expenses of the plan and trust to the extent not paid by the Employer, and no portion of the trust fund shall ever revert to or inure to the benefit of the Employer (except as otherwise provided in this Section
11.1 and in Section 23).  Notwithstanding the foregoing provisions of this
Section 11.1, the following special provisions shall apply:

                 11.1.1 The Sponsor expressly reserves the right to amend or terminate the plan and liquidate the trust, and the Employer, by execution of the Adoption Agreement, delegates to the Sponsor the authority to amend or terminate the plan and to liquidate the trust by written instrument signed by the duly authorized representative of the Sponsor, and the Employer shall be deemed to have consented to any such amendments or termination. No amendment to the plan shall be effective to the extent that it has the effect of decreasing a participant's accrued benefit. Notwithstanding the preceding sentence, a participant's accrued benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this
         Section 11.1.1, a plan amendment which has the effect of decreasing a participant's accrued benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an employee who is a participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such employee's right to his matching contribution account or discretionary Employer account will not be less than his percentage computed under the plan without regard to such amendment.

                 11.1.2 An Employer acting through its Board may amend the plan by (i) changing the choice of options in the Adoption Agreement,
         (ii) adding overriding plan language to the Adoption Agreement where such language is necessary to satisfy Sections 415 or 416 of the Code because of the required aggregation of multiple plans under these sections, and (iii) adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed. The Employer shall be considered to have an individually designed plan if the Employer amends the plan or nonelective portions of the Adoption Agreement for any other reason. The Employer may terminate the plan as applicable to it at any time, subject to the provisions of Sections 14.1 and 14.2.

                 11.1.3 Notwithstanding any other provisions of the plan, the following provisions shall apply:

                          (i) If the plan receives an adverse determination with respect to the initial qualification of the plan under
                 Section 401(a) of the Code, on written request of the Employer, the Trustee shall return to the Employer the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the plan is denied; provided, that the application for the determination is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the plan is adopted or such later date as the Secretary of the Treasury may prescribe;

                          (ii) On written request of the Employer, the Trustee shall return a disallowed contribution to the extent the deduction is disallowed under Section 404 of the Code (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Employer within one year after the date the deduction is disallowed; and

                          (iii) If a contribution or any portion thereof is made by the Employer by mistake of fact, on written request of the Employer, the Trustee shall return the contribution or such portion (reduced by losses attributable thereto, but not increased by earnings attributable thereto) to the Employer within one year after the date of payment to the Trustee.

                 11.2 ADOPTION OF PLAN: The Employer shall, upon proper authorization, adopt the plan and execute the Adoption Agreement. When such Adoption Agreement has been accepted and executed by the Trustee and an initial contribution has been received by the Trustee from the Employer, the plan as applied to the Employer shall become effective as of the date specified in the Adoption Agreement.

                 11.3 REQUIREMENT OF WRITING: All requests, directions, requisitions, and instructions of the Committee to the Trustee shall be in writing, signed by such person or persons as designated by the Committee.

                 SECTION 12.      ALLOCATION OF RESPONSIBILITIES AMONG NAMED
                                  FIDUCIARIES:

                 12.1 DUTIES OF NAMED FIDUCIARIES: The named fiduciaries with respect to the plan and the fiduciary duties and other responsibilities allocated to each, which shall be carried out in accordance with the other applicable terms and provisions of the plan, are as follows:

                 12.1.1  Board:

                          (i) To amend the plan (subject to Sections 11.1.1 and 11.1.2);

                          (ii)    To appoint and remove members of the
                 Committee, including the plan administrator;

                          (iii)   To appoint and remove any investment managers;

                          (iv) To appoint and remove the Trustee under the plan;

                          (v) To determine the amount to be contributed to the plan each year by the Employer;

                          (vi) To authorize the Committee to invest assets of the trust in Employer stock or to establish an Employer stock fund as described in Section 9.1; and

                          (vii)    To terminate the plan.

                 12.1.2   Committee:

                          (i) To interpret the provisions of the plan and to determine the rights of participants under the plan, except to the extent otherwise provided in Section 16 relating to claims procedure;

                          (ii) To administer the plan in accordance with its terms, except to the extent powers to administer the plan are specifically delegated to another named fiduciary or other person or persons as provided in the plan;

                          (iii) To designate and approve any investment funds for participant directed investments, if permitted by the Employer under the Adoption Agreement;

                          (iv) To account for the accrued benefits of participants;

                          (v) To direct the Trustee in the distribution of trust assets;

                          (vi) To direct the Trustee in the voting and tendering of Employer stock held by the trust to the extent provided in Section 9;

                          (vii) To direct the Trustee in the purchase and sale of Employer stock for the trust, subject to the provisions of Section 8 and Section 9; and

                          (viii) To establish such procedures as it may be advisable for the proper administration of the plan, including, but not limited to, procedures for changes in investment directions, transfers of assets between fund accounts, and applications for elective deferrals, employee after-tax contributions, participant loans, withdrawals, distributions, direct transfers, and rollover contributions.

                 12.1.3   Plan Administrator:

                          (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service, and any other government agencies to which reports may be required to be submitted from time to time;

                          (ii) To comply with requirements of law for disclosure of plan provisions and other information relating to the plan to participants and other interested parties; and

                          (iii) To administer the claims procedure to the extent provided in Section 16.

                 12.1.4   Trustee:

                          (i) To invest and reinvest trust assets, if authorized by the Board, or pursuant to direction of any investment manager(s) appointed by the Board;

                          (ii) To invest and reinvest trust assets in Employer stock, if authorized by the Board and directed by the Committee;

                          (iii) To make distributions to plan participants as directed by the Committee;

                          (iv) To render annual accountings to the Employer as provided in the plan; and

                          (v) Otherwise to hold, administer and control the assets of the trust as provided in Section 20 of the plan.

                 12.1.5 Investment Manager: In the event the Board shall appoint an investment manager to manage (including the power acquire and dispose of) assets of the trust, as provided in Section 20.1.3 of the plan, the duties of the investment manager shall be to manage, acquire and dispose of assets of the trust, or to direct the Trustee in the management, acquisition, and disposition of assets of the trust.

                 12.1.6 Custodian: If the Trustee appoints a custodian to hold and manage the assets of the trust under the plan, then notwithstanding the foregoing provisions of this Section 12.1 or any other provisions of the plan, the duties of the custodian shall be to receive, hold, sell, exchange, and otherwise deal with the assets of the trust as instructed by the Trustee (or by the investment manager, if any, to the extent of the authority of the investment manager), to make distributions to participants as directed by the Committee, and to render accounts to the Trustee as provided in Section 20.2.

                 12.2 CO-FIDUCIARY LIABILITY: Except as otherwise provided in ERISA, a named fiduciary shall not be responsible or liable for any act or omission of another named fiduciary with respect to fiduciary responsibilities allocated to such other named fiduciaries, and a named fiduciary of the plan shall be responsible and liable only for its own acts or omissions with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

                 SECTION 13.      BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS:

                 13.1 BENEFITS NOT ASSIGNABLE: No portion of any benefit held or paid under the plan with respect to any participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void, nor shall any portion of such accrued benefit be in any manner payable to any assignee, receiver or trustee, or be liable for his debts, contracts, liabilities, engagements, or torts, or be subject to any legal process to levy upon or attach; provided, that this Section 13.1 shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a qualified domestic relations order, as defined in
Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

                 13.2 PAYMENT TO MINORS AND OTHERS: If any individual entitled to receive any payments under the plan shall be physically, mentally, or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the participant to the extent of the amount thereof.

                 SECTION 14. TERMINATION OF PLAN AND TRUST; REMOVAL OF TRUSTEE; MERGER OR CONSOLIDATION OF PLAN:

                 14.1 COMPLETE TERMINATION: In the event of termination of the plan, all contributions shall cease and no additional participants shall enter the plan. The assets under the plan shall thereupon vest (that is, become nonforfeitable) in the participants, beneficiaries, or other successors in interest, as their interests may appear, and such vested benefit of each such individual shall be held in the plan for distribution in accordance with the provisions of Sections 3 and 4 of the plan; provided, that the Committee may in its discretion provide for a liquidation of the trust and distributions to the participants of their vested accrued benefits in cash, in kind, or in any combination thereof. In addition, the participant's accrued benefit may, without the participant's consent, be distributed to the participant or transferred to another defined contribution plan (other than an employee stock ownership plan defined in Section 4975(e)(7) of the Code) of an affiliated employer. For purposes of the plan, a termination of Employer contributions or a suspension or reduction of such contributions which amounts in effect to a termination of contributions shall be regarded as a termination of the plan.

                 14.2 PARTIAL TERMINATION: In the event of a partial termination of the plan, the provisions of Section 14.1 regarding a complete termination shall apply in determining interests and rights of the participants and their beneficiaries with respect to whom the partial termination shall occur, and shall apply to the portion of the trust fund allocable to such participants and beneficiaries.

                 14.3 REMOVAL AND RESIGNATION OF TRUSTEE: The Employer, at any time by written notice of at least 30 days to the Trustee, may remove the Trustee as trustee under the plan. The Trustee may resign at any time upon 30 days notice in writing to the Employer. As of the date of any such removal or resignation of the Trustee, the Trustee shall transfer the assets of the trust attributable to the plan as applied to the Employer to the successor trustee or custodian named in the notice. Prior to such transfer, the accounts of the Trustee shall be finally settled. Following such transfer, the Trustee shall be released and discharged from all further accountability or liability with respect to the assets of the trust fund and shall not be responsible in any way for further disposition of such assets or any part thereof.

                 14.4 MERGER OR CONSOLIDATION: In the event of any merger or consolidation of the plan with any other plan, or a transfer of assets or liabilities of the plan to any other plan (which merged, consolidated, or transferee plan shall be referred to in this Section 14.4 as the "successor plan"), the amount which each participant would receive if the successor plan (and this plan, if he has any interest remaining therein) were terminated immediately after the merger, consolidation, or transfer shall be equal to or greater than the amount he would have received if this plan (and the successor plan, if he had any interest therein immediately prior to the merger, consolidation, or transfer) had been terminated immediately preceding the merger, consolidation, or transfer.

                 SECTION 15.      COMMUNICATION TO PARTICIPANTS:

                 In accordance with the requirements of ERISA, the plan administrator shall communicate the principal terms of the plan to the participants. The plan administrator shall make available for inspection by participants and their beneficiaries during reasonable hours, at the principal office of the Employer and at such other places as may be required by ERISA, a copy of the plan, the trust agreement, and such other documents as may be required by ERISA.

                 SECTION 16.      CLAIMS PROCEDURE:

                 The following claims procedure shall apply with respect to the plan:

                 16.1 FILING OF A CLAIM FOR BENEFITS: If a participant or beneficiary (the "claimant") believes that he is entitled to benefits under the plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the plan administrator.
In the event the plan administrator shall be the claimant, all actions which are required to be taken by the plan administrator pursuant to this Section 16 shall be taken instead by another member of the Committee designated by the Committee.

                 16.2 NOTIFICATION TO CLAIMANT OF DECISION: Within 90 days after receipt of a claim by the plan administrator (or within 180 days if special circumstances require an extension of time), the plan administrator shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the plan on which the denial is based;
(iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial. If the plan administrator fails to notify the claimant of the decision in a timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or the close of the extension period, if applicable).

                 16.3 PROCEDURE FOR REVIEW: Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

                 16.4 DECISION ON REVIEW: The decision on review of a claim denied in whole or in part by the plan administrator shall be made in the following manner:

                 16.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable).

                 16.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent plan provisions on which the decision is based.

                 16.4.3 The decision of the Committee shall be final and conclusive.

                 16.5 ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT: All actions set forth in this Section 16 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The plan administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

                 SECTION 17.      PREVIOUSLY EXISTING QUALIFIED PLANS OF THE
                                  EMPLOYER:

                 By so designating in the Adoption Agreement, adoption of the plan shall amend and supersede in its entirety a previously existing defined contribution plan of the Employer which is qualified under Section 401(a) of the Code immediately prior to such adoption, as evidenced by a current favorable determination letter or opinion letter issued by the Commissioner of Internal Revenue or his delegate (which previously existing plan shall be referred to herein as the "prior plan"). Adoption of the instant plan shall be deemed to amend and supersede the prior plan and shall not be deemed to be a termination thereof. Except as permitted by regulations, no plan amendment or transaction having the effect of a plan amendment shall be effective if it eliminates or reduces any benefit protected under Section 411(d)(6) of the Code, or adds or modifies conditions relating to Section 411(d)(6) protected benefits, the result of which is a further restriction on such benefit, unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. In applying the provisions of Section 5.2 following adoption of this plan, each participant in this plan on the effective date of adoption of this plan who was a participant in the prior plan immediately before such effective date shall have a vested percentage in his accrued benefit which shall not be less than the percentage of his benefit in the prior plan which would have been vested in him if the prior plan had continued in effect through the adjustment date for the plan year in which the vested percentage is being determined.

                 SECTION 18. SPECIAL PROVISIONS RELATING TO TRANSFERS FROM QUALIFIED PLANS:

                 With the written approval of the Committee in accordance with procedures approved by the Committee, the Trustee shall receive and hold, as a part of the trust fund, assets (hereinafter referred to as the "transferred assets," which shall be deemed to include all increments allocable to such transferred assets) transferred directly from the trustee or custodian of any other retirement plan (hereinafter referred to as the "transferor plan") which is qualified under Section 401(a) of the Code. Such transferred assets may include cash or other types of property allowed as an investment under the plan. In applying the provisions of this Section 18, the following special provisions shall apply:

                 18.1 CERTAIN TRANSFERS TO THE PLAN NOT PERMITTED: The Committee shall not permit nor the Trustee accept any transfer from the trustee of a defined benefit plan, a defined contribution plan which is subject to the funding standards of Section 412 of the Code, or any defined contribution plan that would cause this plan to be the direct or indirect transferee of a plan which is subject to the joint and survivor annuity requirements of Section 401(a)(11) of the Code, or would otherwise cause this plan to become subject to such requirements.

                 18.2 NONFORFEITABILITY OF TRANSFERRED ASSETS: The transferred assets and all rights to or derived therefrom shall be at the time of the transfer and at all times thereafter fully nonforfeitable and vested in the respective participants (and in the proportions) to whom such transferred assets had been allocated under the transferor plan.

                 18.3     PROTECTED BENEFITS UNDER SECTION 411(d)(6) OF THE
CODE: The protected benefits of the transferor plan, as defined in Section 411(d)(6) of the Code, shall be preserved with respect to the direct transfer account of each participant.

                 18.4 LIABILITY OF TRUSTEE: The Trustee under this plan shall not be liable or responsible for any acts or omissions in the administration of any transferor plan and the trust thereunder of any other person or entity who was trustee, custodian, or other fiduciary under any such transferor plan, and the Trustee shall be held harmless from such liability or responsibility.

                 18.5 SEPARATE ACCOUNTS: The Trustee shall keep a separate and identifiable account with respect to the transferred assets of each participant (which may be commingled for investment purposes with other assets of the trust), designated as the "direct transfer account." The direct transfer account of each participant shall be adjusted in the manner specified in Section 7.

                 18.6 GENERAL: To the extent not inconsistent with the provisions of this Section 18, the Committee may promulgate rules or by-laws supplementing and implementing the provisions of this Section 18.

                 SECTION 19.      ROLLOVERS:

                 19.1 ACCEPTANCE OF ROLLOVERS BY THIS PLAN: To the extent elected by the Employer in the Adoption Agreement, an employee or participant who receives, or deemed to receive, a distribution of all or part of his interest from another retirement plan which is qualified under Section 401(a) of the Code on the date of such distribution may, with the written consent of the Committee and in accordance with procedures approved by the Committee, transfer all or a part of such distribution to the Trustee under this plan. The amount so transferred may include cash or other types of property allowed as an investment under the plan. In applying the provisions of this Section 19, the following special provisions shall apply:

                 19.1.1 The transfer to the Trustee must occur on or before the 60th day following the receipt by the employee or participant of such distribution or, if such distribution has previously been deposited in an individual retirement account or individual retirement annuity (as defined in Section 408 of the Code), the transfer must occur on or before the 60th day following the receipt by the employee or participant of the balance to his credit under such individual retirement account or individual retirement annuity.

                 19.1.2 For distributions made to the employee or participant prior to January 1, 1993, the distribution must be a qualified total distribution within the meaning of Section 402(a)(5)(E)(i) of the Code. For distributions made to the employee or participant after December 31, 1992, the distribution must be an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code.

                 19.1.3 The amount transferred to the Trustee is limited to the maximum rollover amount as provided in Section 402(a)(5)(B) of the Code (Section 402(c)(2) of the Code for distributions made to an employee or participant after December 31, 1992).

                 19.1.4 The amount transferred to the Trustee shall be credited to a separate account with respect to the employee or participant, designated as the "rollover account." With respect to each rollover account, the following special provisions shall apply:

                          (i) Except as provided in paragraph (iii) below, each rollover account shall be adjusted in the manner specified in Section 7.

                          (ii) Each employee or participant having a rollover account shall have a nonforfeitable interest therein.

                          (iii) Except as otherwise provided in this Section 19, the assets in the rollover account shall be administered by the Trustee in the same manner as other trust assets. Assets of the rollover account may be commingled for investment with other assets of the trust fund; provided, that with respect to a rollover contribution made other than on an adjustment date, such contribution shall not be commingled until immediately following the next adjustment date, and for the period preceding such adjustment date the rollover account of an employee or participant shall be adjusted under Section 7 as if such account constituted the entire trust fund.

                 19.1.5 If an eligible employee shall be permitted under the Adoption Agreement to make such a transfer prior to his completion of the participation requirements of Section 1.40, his rollover account shall represent his sole interest in the plan until he becomes a participant.

                 19.2 ROLLOVER DISTRIBUTIONS: This Section 19.2 shall be effective with respect to distributions made to a participant or beneficiary after December 31, 1992. Subject to the provisions of this Section 19.2, a participant who becomes entitled to receive a distribution of all or part of his account may, in accordance with procedures adopted by the Committee, elect to have such distribution treated as a rollover distribution and transferred by the Trustee directly to the trustee or custodian of another retirement plan or individual retirement arrangement (the "transferee plan"). In applying the provisions of this Section 19.2, the following provisions shall apply:

                 19.2.1 The distribution to be made to the participant must be an eligible rollover distribution within the meaning of Section 402(c)(4) of the Code.


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

                 19.2.2 The amount transferred to the transferee plan may not exceed the amount that would otherwise be includable in the gross income of the participant if not transferred as provided in this
         Section 19.2.

                 19.2.3 The transferee plan must be an eligible retirement plan within the meaning of Section 401(a)(31)(D) of the Code.

                 19.2.4 The election provided for in this Section 19.2 shall also apply to (i) the surviving spouse of a participant who becomes entitled to receive a distribution from the plan upon the death of the participant, and (ii) the spouse or former spouse of a participant who becomes entitled to receive a distribution from the plan pursuant to a qualified domestic relations order (within the meaning of Section 414(p) of the Code). Notwithstanding the foregoing, a surviving spouse of a participant may only elect to have an eligible rollover distribution transferred directly to the trustee or custodian of an individual retirement arrangement that qualifies as an eligible retirement plan under Section 401(a)(31)(D) of the Code.

                 19.2.5 At least 30 days, but no more than 90 days, before a distribution is to be made from a participant's account, the plan administrator shall provide the participant or other distributee with a written statement advising him of his rights under this Section 19.2, and of the requirement that federal income taxes be withheld on the distribution if he does not elect to have the distribution transferred directly to a transferee plan. The written statement shall contain such other information as is required by Section 402(f) of the Code.

                 19.2.6   Notwithstanding anything contained in this Section
         19.2 to the contrary, the provisions of this Section 19.2 shall at all times be construed and enforced according to the requirements of
         Section 401(a)(31) of the Code, as the same may be amended from time to time.

                 SECTION 20.      TRUST PROVISIONS:

                 20.1     TRUSTEE'S POWERS:

                 20.1.1 The Trustee shall receive, hold, manage, convert, sell, exchange, invest, reinvest, disburse, and otherwise deal with the assets of the trust, including contributions made by the Employer and employees to the trust and the income and profits therefrom, in the manner and for the uses and purposes in the plan and as herein provided. Subject to the fiduciary responsibilities imposed upon the Trustee by ERISA, the plan, and the trust, and subject further to the provisions of Sections 8, 9, 10.1, 20.1.2, and 20.1.3, in the investment, reinvestment and management of the fund constituting the trust, and the Trustee is hereby authorized and empowered:

                          (i) To receive all rents, issues, dividends, income, profits and properties of every nature due the trust, and to hold or make distribution thereof in accordance with the terms of the plan and this trust agreement.

                          (ii) To retain the properties now or hereafter received by the trust, or to dispose of them as and when deemed advisable by public or


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

                 private sale or exchange or otherwise, for cash or upon credit, or partly upon cash and partly upon credit, and upon such terms and conditions as shall be deemed proper.

                          (iii) To participate in any plan of liquidation, reorganization, consolidation, merger, or other financial adjustment of any corporation or business in which the trust is or shall be financially interested, and to exchange any property held in the trust for property issued under any such plan.

                          (iv) To invest or reinvest principal and income of the funds belonging to the trust in (a) common or preferred stocks or options to buy and sell such stocks, (b) bonds, notes or other securities (including commercial paper and other short-term obligations), (c) mutual funds, (d) guaranteed investment contracts issued by a legal reserve life insurance company, (e) real or personal properties or interests therein, (f) cash equivalent deposits, certificates of deposit or accounts (including such deposits or accounts issued by the Trustee), or any combination of (a) through (f), as shall from time to time be approved by the Trustee, or to hold any part of such principal or income in cash as may from time to time be determined by the Trustee.

                          (v) If authorized by the Board and directed by the Committee, to invest or reinvest principal and income of the funds belonging to the trust in Employer stock.

                          (vi) To hold any investment belonging to the trust in bearer form, or to register and hold the same in the name of the Trustee or in the name of its duly authorized nominee.

                          (vii) To borrow for the benefit of the trust for such periods of time and upon such terms and conditions as may be deemed proper, any sum or sums of money, and to secure such loans by mortgage or pledge of any property belonging to the trust, without personal liability therefor.


                          (viii) To execute such deeds, leases, contracts, bills of sale, notes, proxies, and other instruments in writing as shall be deemed requisite or desirable in the proper administration of the trust.

                          (ix) To compromise, arbitrate, or otherwise adjust or settle claims in favor of or against the trust, except to the extent the plan provides otherwise with respect to claims for benefits under the plan.

                          (x) To make distributions to participants or their beneficiaries at the direction of the Committee.

                          (xi) To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the trust fund or the preservation of the value of any investment of the trust fund; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bid in property on foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suit, or proceeding at law or in equity any rights or remedies in respect to any mortgage or guarantee.

                          (xii) To repair, alter, or improve any buildings which may be on any real estate forming part of the trust fund or to erect entirely new structures thereon.

                          (xiii) To exercise the right to vote or tender any securities held in the trust, or to grant proxies to vote such securities, except to the extent that the right to vote or tender any such securities may specifically be designated to another hereunder.

                          (xiv) To make loans from the trust to participants in accordance with the provisions of Section 6.6.

                          (xv) To receive and hold, as part of the trust fund, direct transfers (as described in Section 18) and rollovers (as described in Section 19), subject to all limitations and requirements set forth in the plan.

                          (xvi) In accordance with the provisions of Section 8 and subject to the direction of the Committee, to invest and reinvest amounts credited to participants' directed separate accounts in such directed investment funds selected by the Committee, including an Employer stock fund established pursuant to Section 9.

                          (xvii) To transfer, at any time and from time to time, a portion of the assets held by it pursuant to this plan to any common trust fund within the meaning of Section 584 of the Code or to any trust which is qualified under Section 401(a) and exempt under Section 501(a) of the Code, and which common trust fund is maintained as a medium for the pooling of funds of pension and profit-sharing trusts for diversifying investments. The terms and provisions of any such trust shall, upon such transfer and execution, be incorporated by reference into this plan to the extent of the assets so transferred.

                          (xviii) To transfer monies of this trust to a
                 separate fund or funds maintained solely for the assets of the trust established with respect to the plan maintained by the Employer, which fund or funds shall not be commingled, pooled, or consolidated for investment with assets of another qualified trust. Each such fund shall be referred to herein as an "investment fund" and collectively as "investment funds." Assets transferred to an investment fund shall be invested and reinvested by the Trustee in accordance with the provisions of this Section 20.

                          (xix) When and to the extent directed by the Committee, to invest all or a portion of the funds of the trust in a group annuity or guaranteed investment contract issued by a legal reserve life insurance company; provided, that if the Trustee requests, the Employer shall provide the Trustee with satisfactory indemnification against any loss, damage or expense (including expenses of defense) incurred by the Trustees with respect to such investment.

                          (xx) At the direction of the Board, to appoint a custodian designated by the Board who shall have the authority and responsibilities set forth in Section 12.1.6.

                          (xxi) To do all acts and to exercise any and all powers, although not specifically set forth herein, as the Trustee may deem are for and in the best interest of the plan, the participants, and beneficiaries.

                 20.1.2   In carrying out the powers and duties specified in
         Section 20.1.1 regarding the investment and reinvestment of trust assets, the Trustee shall consider any general investment guidelines which may be communicated to the Trustee from time to time by the Committee; provided, that the Trustee shall not be required or obligated to follow any such general guidelines, and all investment decisions shall be the sole responsibility of the Trustee unless specifically provided to the contrary in the trust agreement or the plan.

                 20.1.3 The Board may at any time direct the Trustee to segregate all or a specified portion of the trust assets into a separate fund (the "directed fund") and invest it in accordance with the directions of one or more investment managers appointed by the Board, subject to the following provisions:

                          (i)     Any investment manager so appointed shall be
                 (a) registered as an investment advisor under the Investment Advisers Act of 1940; (b) a bank, as defined in the Investment Advisers Act of 1940; or (c) an insurance company qualified under the laws of more than one state to manage, acquire, and dispose of assets of the trust under the plan.

                          (ii) The Board shall deliver to the Trustee a copy of a written acknowledgement by the investment manager that it meets the requirements of paragraph (i), that it is a fiduciary with respect to the plan, and that it has accepted appointment as an investment manager. The Trustee shall be protected in assuming that the appointment of an investment manager remains in effect until the Trustee shall be notified in writing by the Board that such investment manager has been removed or has resigned.

                          (iii) The Trustee shall invest and reinvest the directed funds only to the extent and in the manner directed by the investment manager. If the Trustee has not received instructions from an investment manager with respect to the investment of all or a part of the directed fund, the Trustee shall invest such amounts in interest bearing obligations having maturities of 90 days or less, or in a common fund comprised substantially of such obligations, until directed otherwise by the investment manager.

                          (iv) Any investment manager may from time to time issue orders for the purchase or sale of securities directly to a broker or dealer, and the Trustee, upon direction from the investment manager, shall execute and deliver appropriate trading authorization. Written notice of the issuance of each order and of execution of each order shall be authority to the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom, as the case may be.

                          (v) Upon removal or resignation of an investment manager, and pending appointment of a substitute investment manager, the Trustee shall invest any uninvested cash in the manner described in paragraph (iii), and shall not sell or liquidate any investments of the directed fund.

                          (vi) No plan fiduciary other than an investment manager shall be liable for any act or omission of such investment manager unless such fiduciary participates knowingly in, or knowingly undertakes to conceal, such act or omission which such fiduciary knows to be a breach of the fiduciary responsibility of the investment manager with respect to the plan. Further, no plan fiduciary other than an investment manager shall be under any obligation to invest or otherwise manage the assets of the plan that are subject to the management of the investment manager and, to the maximum extent permitted by ERISA, the plan fiduciaries other than the investment manager shall have no liability or responsibility for acts or failures to act as directed by the investment manager, or, subject to paragraph (iii), failing to act in the absence of any such direction.

                 20.1.4 Notwithstanding any other provisions of Section 20, in no event shall the Trustee exercise any powers under the plan in a manner that will constitute a prohibited transaction as defined in
         Section 4975 of the Code and in Section 406 of ERISA.

                 20.1.5 Whenever a direction or authorization is required or permitted by the plan or trust to be given to the Trustee, such direction or authorization shall be duly made by the Trustee's receipt of: (i) a copy of the corporate resolution or resolutions of the Board certified by the Secretary of the Employer, in the case of any action taken by the Board; (ii) a written instrument signed in the name of the Employer, by its President or Secretary, in the case of any action taken by the Employer; or (iii) a written instrument signed by the duly authorized representative of the Committee, in the case of any action taken by the Committee. Notwithstanding the foregoing, the Trustee, in its sole discretion, may accept such other evidence of the direction or authorization or may require such further evidence of the direction or authorization as it deems reasonable and necessary. The Trustee shall be fully protected in acting upon any instrument, notice, resolution, order, certificate, opinion, facsimile, letter, or other document that the Trustee believes to be genuine. No person dealing with the Trustee in any transaction shall be required to inquire into the decisions or authority of the Trustee or see to the application by the Trustee of any property involved in such transaction; provided, that this provision shall not relieve any plan fiduciary dealing with the Trustee from fulfilling his fiduciary duty. For the purposes of this trust agreement, the "fiduciary duty" of the plan fiduciaries (including the Trustee) shall include the obligation not to enter into prohibited transactions as described in Section
         20.1.4 and all other duties imposed on plan fiduciaries by the plan, the trust, and ERISA.

                 20.1.6 In the management of the trust fund, the Trustee may employ agents and delegate to them such ministerial and limited discretionary duties as the Trustee shall see fit, and the Trustee shall not be responsible for any loss occasioned by any such agent unless the Trustee shall commit a breach of its fiduciary duty (as defined in Section 20.1.5) in the designation of such agent, in establishing or implementing a procedure for making such designation, or in continuing such designation in effect. The Trustee may consult with counsel of its own selection, who may also be of counsel to the Sponsor. The reasonable compensation or fees charged by all such persons for their services shall be deemed to be expenses of administration of the trust.

                 20.1.7 All real and personal property taxes, income taxes, and other taxes of any and all kinds whatsoever upon or in respect of the trust hereby created or any money, income, or property forming a part thereof, and all expenses actually and properly incurred in the administration of the trust, shall be paid by the Trustee out of principal or income of the trust, as the Trustee shall determine; provided, that the Employer may, in the discretion of the Board, pay any of the expenses incurred in the administration of the trust. The payment out of the trust of any taxes and expenses authorized in this
         Section 20.1.7, and the payment of all other costs, expenses, or compensation authorized by this plan to be paid out of the trust, shall be deemed to be for the exclusive benefit of the participants under the plan.

                 20.2 ACCOUNTINGS: The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions and proceedings of the trust and all such accounts and other records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Board or the Committee.
Within 90 days after the end of each plan year, and at such other times as the Board may reasonably require, the Trustee shall prepare and deliver to the Committee a statement of its accounts and proceedings for such plan year. Each such statement shall be certified as accurate by the Trustee and, with respect to the plan year in question, shall contain the following:

                 20.2.1 A statement of assets and liabilities aggregated by categories and valued at fair market value as of the close of the plan year in question.

                 20.2.2 A statement setting forth changes in the net assets available for plan benefits, including a statement of receipts and disbursements during the plan year, aggregated by general source and application.

                 20.2.3 A statement setting forth all assets held for investment purposes aggregated and identified by issuer, borrower, lessor, or similar party to the transaction, maturity date, rate of interest, collateral, par or maturity value, cost, and current fair market value.

                 20.2.4 A statement setting forth all loans or fixed income obligations which were in default as of the close of the plan year or were classified during the plan year as uncollectible, and such detailed information with respect thereto as is required by ERISA to be included in the annual report to be filed with the Internal Revenue Service.

                 20.2.5 A statement setting forth all leases which were in default as of the close of the plan year or were classified during the plan year as uncollectible, and such detailed information with respect thereto as is required by ERISA to be included in the annual report to be filed with the Internal Revenue Service.

                 20.2.6 If some or all of the assets of the trust are held in a guaranteed investment contract issued by a legal reserve life insurance company, such information as is required by the plan administrator to comply with the requirement to file an annual report with the Internal Revenue Service.

                 20.2.7 A statement setting forth each reportable transaction (as defined in ERISA), including such detailed information with respect thereto as is required by ERISA to be included in the annual report to be filed with the Internal Revenue Service.

                 20.2.8 If some or all of the assets of the trust are held in a common or collective trust maintained by the Trustee, the most recent annual statement of assets and liabilities of said common or collective trust.

                 20.2.9 Such other information as may reasonably be required by the plan administrator to comply with the requirements to file an annual report with the Internal Revenue Service.

                 20.3 COMPENSATION OF TRUSTEE: If the Trustee is a bank or corporation qualified to serve as a trustee under state law, it shall be entitled to retain or receive out of the trust fund (subject to the provisions of Section 20.1.6) as compensation for its services hereunder, compensation in accordance with its usual schedule of fees in effect at the time of performance of such services, but not in excess of reasonable compensation for such services. If the Trustees are individuals, whether or not employees of the Employer, they shall not receive any compensation for their services as Trustees.

                 20.4 RESPONSIBILITIES AND SCOPE OF DUTIES OF TRUSTEE: The Trustee hereby agrees to hold in trust and administer the fund hereunder, subject to all of the terms and conditions of the plan, and to render an annual accounting as provided in Section 20.2. The Trustee shall act in accordance with written instructions or directions of the Committee made in conformity with ERISA and the terms of the plan, and signed by an authorized representative of the Committee. In carrying out such instructions or directions, the Trustee shall not be obligated to inquire into the purpose or purposes for such instructions or directions or whether such instructions or directions are consistent with the plan or are otherwise proper.

                 20.5 FAILURE TO DIRECT TRUSTEE: If at any time the Employer or the Committee shall be incapable for any reason of giving instructions, directions, or authorizations to the Trustee as herein provided, the Trustee may act without such instructions, directions, or authorizations as it, in its discretion, shall deem appropriate or advisable under the circumstances for carrying out the provisions of the plan and trust. The Trustee shall be fully protected with respect to any action taken or omitted consistent with the terms of the plan and trust or at the direction of the Employer, the Committee, or any participant or beneficiary pursuant to
Section 8 or Section 9, or any action taken or omitted upon the failure of the Employer or the Committee to give directions to the Trustee as required or permitted by the plan and trust.

                 20.6 INDEMNIFICATION OF TRUSTEE: If the Trustee shall be one or more individuals and not a corporation or banking institution, the Employer shall indemnify the Trustee, directly from the Employer's general assets (including the proceeds of any insurance policy, the premiums for which are paid from the Employer's assets), from and against any and all claims, demands, losses, damages, expenses (including, by way of illustration and not limitation, reasonable attorneys' fees and other legal and litigation costs), judgments, and liabilities arising from, out of, or in connection with the administration of the plan or trust (including without limitation, any action taken or omitted pursuant to directions contained in the plan or trust, at the direction of the Employer, the Committee, or any participant or beneficiary pursuant to Section 8 or Section 9, or any action taken or omitted upon the failure of the Employer or the Committee to give directions to the Trustee as required by or permitted by this trust or the plan) or the Trustee's fiduciary duties under the plan or trust, except when the same are judicially determined to be due to the gross negligence or willful misconduct of the Trustee (the "exception"). The exception shall not apply with respect to any action or failure to act by the Trustee if the action or failure to act was directed by the Employer or the Committee (either directly or by failing to provide directions when requested). The Trustee shall notify the Employer of any claim, demand, loss, damage, expense, judgment, or liability asserted against the Trustee that may give rise to the right of indemnification provided for in this Section 20.6 as soon as practicable after the Trustee has actual knowledge thereof. With the prior written consent of the Trustee, the Employer shall have the right, at its expense, to conduct the defense of the Trustee in any proceeding to which this Section 20.6 applies. The Employer also agrees to reimburse the Trustee for any expense (including, by way of illustration and not limitation, reasonable attorneys' fees and other legal and litigation costs) incurred by the Trustee in enforcing the provisions of this Section 20.6.

                 20.7 MODIFICATION OF THIS SECTION: An Employer may amend or modify the administrative provisions of this Section 20 by adopting a separate trust or custodial account document, provided that such other document does not cause the plan to fail to satisfy the requirements of Section 401(a) of the Code. The provisions of such other document shall override any contrary provisions in this Plan. This subsection shall not apply, however, if the plan as adopted by the Employer is a standardized plan.

                 SECTION 21.      QUALIFICATION OF PLAN:

                 21.1 NON-STANDARDIZED PLANS: If the plan is not a standardized form plan, the Employer shall promptly submit the plan (including the Adoption Agreement and all necessary supporting documents), and all amendments permitted under Section 11.1.2 which are made by the Employer to the plan, to the Internal Revenue Service with a request for a determination letter that the plan as applied to the Employer meets the qualification requirements of Section 401(a) of the Code and that the trust constituting a part of the plan is exempt under Section 501(a) of the Code.

                 21.2 DENIAL OF QUALIFICATION: Should the Internal Revenue Service determine pursuant to such initial submission that the plan as applied to the Employer does not so qualify, the following procedures shall be followed:

                 21.2.1 Notwithstanding any other provisions of the plan, the plan as applied to the Employer shall be deemed canceled, the Employer shall not be a party to the plan, and no employee of the Employer or person claiming under any such employee shall have any right or claim to any asset or benefit of the trust fund, except as provided in
         Section 21.2.3.

                 21.2.2 The Trustee shall liquidate the trust of the Employer and, after paying or making provision for the compensation of the Trustee and any expenses of administration or liquidation of the trust, shall pay the balance of the proceeds of such liquidation to the Employer.

                 21.2.3 The Employer shall refund to each employee the amount of any contribution made by him (or, if less, the amount of such contribution then in his account).

                 21.3 NOTIFICATION OF SPONSOR: The Employer shall promptly advise the Sponsor should it be notified by the Internal Revenue Service that the plan as applied to the Employer is no longer qualified as specified in
Section 21.1. If the plan as applied to the Employer is disqualified, such plan will no longer participate in this prototype plan and will be considered an individually designed plan.

                 SECTION 22.      SPECIAL TOP-HEAVY PROVISIONS:

                 The following special provisions shall apply and supersede any conflicting provisions in the plan or Adoption Agreement with respect to any plan year beginning after December 31, 1983 in which the plan is determined to be top-heavy:

                 22.1 DEFINITIONS: The following definitions shall apply for purposes of this Section 22:

                 22.1.1 "Determination date" shall mean for any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year shall be the determination date.

                 22.1.2 "Key employee" shall mean any employee or former employee (and the beneficiaries of such employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code, a five percent owner of the Employer, or a one percent owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 23.5.2, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code. The determination period is the plan year containing the determination date and the preceding four plan years. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder. A "non-key employee" shall mean any employee or former employee who is not a key employee.

                 22.1.3 "Permissive aggregation group" shall mean the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                 22.1.4 "Present value" shall mean the present value determined by reference to the interest and mortality rates specified in Adoption Agreement.

                 22.1.5 "Required aggregation group" shall mean (i) each qualified plan of the Employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in
         (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                 22.1.6 "Top-heavy plan" shall mean, for any plan year beginning after December 31, 1983, this plan if any of the following conditions exists:

                          (i) The top-heavy ratio for this plan exceeds 60% and this plan is not part of any required aggregation group or permissive aggregation group of plans.

                          (ii) This plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60%.

                          (iii) This plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60%.

                 22.1.7   "Top-heavy ratio" shall mean the following:

                          (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the accrued benefits of all key employees as of the determination date(s) [including any part of any accrued benefit distributed in the five-year period ending on the determination date(s)], and the denominator of which is the sum of all accrued benefits [including any part of any accrued benefit distributed in the five-year period ending on the determination date(s)], both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                          (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of accrued benefits under the aggregated defined contribution plan or plans for all key employees, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the accrued benefits under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                          (iii) For purposes of paragraphs (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in
                 Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (a) who is a non-key employee but who was a key employee in a prior year, or (b) who has not been credited with at least one hour of service with any employer maintaining the plan at any time during the five-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year. The accrued benefit of a participant who is a non-key employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                 22.1.8 "Valuation date" shall mean the adjustment date defined in Section 1.4.

                 22.2 TOP-HEAVY REQUIREMENTS: Notwithstanding any other provisions of the plan, the plan must satisfy the following requirements for any plan year in which the plan is a top-heavy plan:

                 22.2.1 Minimum allocation requirements: Except as otherwise provided in (a) and (b) below, the Employer contributions and forfeitures allocated on behalf of any participant who is a non-key employee shall not be less than the lesser of three percent of such participant's compensation or, in the case where the Employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures (as a percentage of the first $200,000 of the key employee's compensation) allocated on behalf of any key employee for that year. If the highest percentage of Employer contributions and forfeitures allocated to a key employee is less than three percent, elective deferrals shall be considered when determining the amount of contributions made on behalf of key employees. The minimum allocation is determined without regard to any Social Security contribution.
         This minimum allocation shall be made even though, under other plan provisions, the participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year, because of (i) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the plan), (ii) the participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount. For purposes of computing the minimum allocation, compensation shall mean compensation as defined in Section 23.5.2 of the plan.

                 The provisions of this Section 22.2.1 shall not apply: (a) to any participant who was not employed by the Employer on the last day of the plan year, or (b) to any participant to the extent the participant is covered under any other plan or plans of the Employer and the Employer has provided in Section XVII. B. of the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans. The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code. Neither elective deferrals nor matching contributions made by the Employer under Section 2 of the plan shall be taken into account for purposes of the minimum allocation required under this Section 22.2.1 in the event this plan is top-heavy and another plan of the Employer is not designated to satisfy the top-heavy requirements of Section 416 of the Code. If any additional contribution is required to be made by the Employer on behalf of a participant to satisfy the provisions of this
         Section 22.2.1, such contribution shall be allocated to the participant's matching contribution account or discretionary Employer contribution account, as determined by the Committee. The treatment of any elective deferrals or matching contributions for purposes of the minimum allocation requirement shall be made in accordance with
         Section 1.416-1 of the Income Tax Regulations.

                 22.2.2 Minimum vesting requirements: For any plan year in which this plan is top-heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement shall automatically apply to the plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to elective deferrals and employee after-tax contributions, including benefits accrued before the effective date of
         Section 416 and benefits accrued
         before the plan became top-heavy. Further, no reduction in vested benefits may occur in the event the plan's status as top-heavy changes for any plan year. However, this Section 22.2.2 does not apply to the accrued benefits of any employee who does not have an hour of service after the plan has initially become top-heavy and such employee's accrued benefit attributable to matching contributions, discretionary Employer contributions, and forfeitures will be determined without regard to this Section.

                 22.2.3   Adjustment to limitations on allocations:
         Notwithstanding the provisions of Section 23, if, during any limitation year in which this plan is top-heavy, the Employer maintains a qualified defined benefit plan covering any participant in this plan, the denominator of the participant's defined contribution fraction (as defined in Section 23.5.5) and defined benefit fraction (as defined in Section 23.5.3) shall be determined by substituting "100%" for "125%" each place that it appears in Section 23.5. The provisions of this Section 22.2.3 shall not apply, however, if the plan would not be top-heavy for such limitation year if "90%" were substituted for "60%" each place that it appears in Section 22.1.6 and the minimum contribution allocated to the account of each non-key employee who is otherwise entitled to share in the Employer contribution for such year is one percent greater than the minimum contribution required under Section 22.2.1.

                 SECTION 23.      LIMITATIONS ON ALLOCATIONS:

                 Limitations on allocations: In administering the plan, the following special provisions shall apply:

                 23.1 LIMITATIONS ON ALLOCATIONS: The following provisions shall apply if the participant does not participate in, and has never participated in, another qualified plan, welfare benefit fund defined in
Section 419(e) of the Code, or an individual medical account defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition defined in Section 23.5.1:

                 23.1.1 The amount of annual additions (as defined in Section 23.5.1) which may be credited to the participant's account for any limitation year (as defined in Section 23.5.9) shall not exceed the lesser of the maximum permissible amount (as defined in Section 23.5.10) or any other limitation contained in this plan. If the Employer contribution that would otherwise be contributed or allocated to the participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated shall be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

                 23.1.2 Prior to determining the participant's actual compensation (as defined in Section 23.5.2) for the limitation year, the Employer may determine the maximum permissible amount for a participant on the basis of a reasonable estimation of the participant's compensation for the limitation year, uniformly determined for all participants similarly situated.

                 23.1.3. As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year shall be determined on the basis of the participant's actual compensation for the limitation year.

                 23.1.4. If pursuant to Section 23.1.3 or as a result of an allocation of forfeitures there is an excess amount (as defined in Section 23.5.7), the excess will be disposed of as provided in the Adoption Agreement.

                 23.2 PARTICIPATION IN MULTIPLE REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLANS: The following provisions shall apply if, in addition to this plan, the participant is covered under another qualified regional prototype defined contribution plan, a welfare benefit fund defined in Section 419(e) of the Code, or an individual medical account defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 23.5.1 during any limitation year:

                 23.2.1 The annual additions which may be credited to a participant's account under this plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the participant's account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated shall be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount shall be contributed or allocated to the participant's account under this plan for the limitation year.

                 23.2.2 Prior to determining the participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a participant in the manner described in Section 23.1.2.

                 23.2.3 As soon as administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year shall be determined on the basis of the participant's actual compensation for the limitation year.

                 23.2.4 If, pursuant to Section 23.2.3 or as a result of the allocation of forfeitures, a participant's annual additions under this plan and such other plans would result in an excess amount for a limitation year, the excess amount shall be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

                 23.2.5 If an excess amount was allocated to a participant on an adjustment date of this plan which coincides with an adjustment date of another plan, the excess amount attributed to this plan will be the product of (A) multiplied by (B), where (A) is the total excess amount allocated as of such date, and (B) is the ratio of (i) the annual additions allocated to the participant for the limitation year as of such date under this plan to (ii) the total annual additions allocated to the participant for the limitation year as of such date under this and all other qualified regional prototype defined contribution plans.

                 23.2.6 Any excess amount attributed to this plan will be disposed in the manner described in Section 23.1.4.

                 23.3     PARTICIPATION IN TWO OR MORE DEFINED CONTRIBUTION
PLANS: If the participant is covered under another qualified defined contribution plan maintained by the Employer which is not a regional prototype plan (as defined in Section 23.5.12), annual additions which may be credited to the participant's account under this plan for any limitation year shall be limited in accordance with Sections 23.2.1 through 23.2.6 as though the other plan were a regional prototype plan unless the Employer provides other limitations in the Adoption Agreement.

                 23.4     PARTICIPATION IN THIS PLAN AND A DEFINED BENEFIT
PLAN: If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any participant in this plan, the sum of the participant's defined benefit fraction (as defined in Section 23.5.3) and defined contribution fraction (as defined in Section 23.5.5) shall not exceed
1.0 in any limitation year. The annual additions which may be credited to the participant's account under this plan for any limitation year shall be limited in accordance with the Adoption Agreement.

                 23.5 DEFINITIONS: For purposes of this Section 23, the following definitions shall apply:

                 23.5.1 "Annual additions" shall mean the sum of the following amounts credited to a participant's account for the limitation year:

                          (a)     Employer contributions;

                          (b)     forfeitures; and

                          (c)     employee after-tax contributions.

         For this purpose, any excess amount applied under Sections 23.1.4 or
         23.2.6 in the limitation year to reduce Employer contributions will be considered annual additions for such limitation year. Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1)(1) of the Code, which is part of a pension or annuity benefit plan maintained by the Employer, shall be treated as annual additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, are treated as annual additions to a defined contribution plan. Excess contributions (including amounts recharacterized as employee after-tax contributions) shall be treated as annual additions under the plan.

                 23.5.2 "Compensation" shall mean one of the following as elected by the Employer in the Adoption Agreement:

                          (i) Information required to be reported under Sections 6041 and 6051 of the Code (Wages, Tips and Other Compensation Box on Form W-2.): Compensation is defined as wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

                          (ii) Section 3401(a) wages: Compensation is defined as wages within the meaning of Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the
                 Code).

                          (iii) 415 safe harbor compensation: Compensation is defined as a participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expenses allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations), and excluding the following:

                                  (a)      Employer contributions to a plan of
                          deferred compensation which are not includable in the employee's gross income for the taxable year in which contributed, Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                                  (b)      Amounts realized from the exercise
                          of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                                  (c)      Amounts realized from the sale,
                          exchange or other disposition of stock acquired under a qualified stock option; and

                                  (d)      Other amounts which receive special
                          tax benefits, contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Section

                          403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the employee).

                 For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this Section 23, compensation for a limitation year is the compensation actually paid or made available during such limitation year. Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in Section 414(q) of the Code) and contributions made on behalf of such participant are nonforfeitable when made.

                 23.5.3 "Defined benefit fraction" shall mean a fraction, the numerator of which is the sum of the participant's projected annual benefits (as defined in Section 23.5.11) under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the limitation year under Sections 415(b) and (d) of the Code or 140% of the highest average compensation (as defined in Section 23.5.8), including any adjustments under Section 415(b) of the Code. Notwithstanding the above, if the participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125% of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all limitation years beginning before January 1, 1987.

                 23.5.4 "Defined contribution dollar limitation" shall mean $30,000 or, if greater, 25% of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the limitation year.

                 23.5.5 "Defined contribution fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to the participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the participant's employee after-tax contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds defined in Section 419(e) of the Code, and individual medical accounts defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount


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         in any limitation year is the lesser of 125% of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or 35% of the participant's compensation for such year. If the employee was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this plan. Under the adjustment, an amount equal to the product of (A) multiplied by (B), where (A) is the excess of the sum of the fractions over 1.0, and (B) is the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee after-tax contributions as annual additions.

                 23.5.6   "Employer" shall mean (for purposes of this Section
         23) the Employer that adopts this plan, and all affiliated employers. For purposes of this Section 23, determination of the members of a controlled group of employers and employers under common control pursuant to Sections 414(b) and (c) of the Code shall be made by substituting the phrase "more than 50%" for the phrase "at least 80%" where it appears in such Code sections.

                 23.5.7 "Excess amount" shall mean the excess of the participant's annual additions for the limitation year over the maximum permissible amount.

                 23.5.8 "Highest average compensation" shall mean the average compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the 12- consecutive month period defined in Section 1.62.

                 23.5.9 "Limitation year" shall mean a calendar year or the 12-consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

                 23.5.10 "Maximum permissible amount" shall mean the maximum annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year, which shall not exceed the lesser of (a) the defined contribution dollar limitation, or (b) 25% of the participant's compensation for the limitation year. The compensation limitation referred to in clause
         (b) of the preceding sentence shall not apply to any contribution for medical benefits (within the meaning of Sections 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an annual addition under
         Section 415(l)(1) or 419A(d)(2) of the Code. If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount shall not exceed the defined contribution dollar limitation multiplied by the following fraction:


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

                                Number of months
                          in the short limitation year
                          ----------------------------
                                       12

                 23.5.11 "Projected annual benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the participant would be entitled under the terms of the plan assuming:

                          (i) the participant will continue employment until normal retirement age under the plan (or current age, if later), and

                          (ii) the participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                 23.5.12 "Regional prototype plan" shall mean a plan which is the subject of a favorable notification letter from the Internal Revenue Service.

                 SECTION 24.      MISCELLANEOUS PROVISIONS:

                 24.1 NOTICES: Each participant who is not in service and each beneficiary shall be responsible for furnishing the plan administrator with his current address for the mailing of notices, reports, and benefit payments. Any notice required or permitted to be given to such participant or beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the participant or beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

                 24.2 LOST DISTRIBUTEES: A benefit shall be deemed forfeited if the plan administrator is unable after a reasonable period of time, as determined by the Committee, to locate the participant or beneficiary to whom payment is due; provided, however, that such benefit shall be restored from current forfeitures if a valid claim is later made by or on behalf of the participant or beneficiary for the forfeited benefit.

                 24.3 RELIANCE ON DATA: The Employer, Trustee, and plan administrator shall have the right to rely on any data provided by the participant or any beneficiary, including representations as to age, health, and marital status. Such representations shall be binding upon any party seeking to claim a benefit through a participant, and the Employer, Trustee, and plan administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a participant or beneficiary.

                 24.4 BONDING: Each fiduciary shall be bonded for each plan year to the extent required by ERISA. The bond shall provide protection to the plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The cost of the bond shall be an expense of the trust and shall be paid from the trust fund unless the Board shall elect for such cost to be paid by the Employer.


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

                 24.5 RECEIPT AND RELEASE FOR PAYMENTS: Any payment made from the plan to or with respect to any participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the plan, the Employer and all fiduciaries with respect to the plan. The recipient of any payment from the plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.

                 24.6 NO GUARANTEE: The Trustee, the Committee, and the Employer in no way guarantee the trust fund from loss or depreciation, nor do they guarantee the payment of any money or other assets from the trust fund that may be or become due to any person. Nothing herein contained shall give any participant or beneficiary an interest in any specific part of the trust fund or any other interest except the right to receive benefits from the trust fund in accordance with the provisions of the plan and trust.

                 24.7 HEADINGS: The headings and subheadings of the plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

                 24.8 CONTINUATION OF EMPLOYMENT: The establishment of the plan shall not be construed as conferring any legal or other rights upon any employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any employee or to deal with him without regard to the effect thereof under the plan.

                 24.9 CONSTRUCTION: The provisions of the plan shall be construed and enforced according to the laws of the state indicated in the Adoption Agreement, except to the extent such laws shall be superseded by the provisions of ERISA.


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